UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4767

EAGLE GROWTH & INCOME FUND

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 567-8143

SUSAN L. WALZER, PRINCIPAL EXECUTIVE OFFICER

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

KATHY KRESCH INGBER, ESQ.

K&L Gates, LLP

1601 K Street, NW

Washington, D.C. 20006

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Item 1. Reports to Shareholders

Annual Report

and Investment Performance Review

for the fiscal year ended October 31, 2014

Eagle Capital Appreciation Fund

Eagle Growth & Income Fund

Eagle International Stock Fund

Eagle Investment Grade Bond Fund

Eagle Mid Cap Growth Fund

Eagle Mid Cap Stock Fund

Eagle Small Cap Growth Fund

Eagle Small Cap Stock Fund

Eagle Smaller Company Fund

Privacy Notice

Eagle Family of Funds

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President’s Letter 1
Performance Summary and Commentary
Eagle Capital Appreciation Fund 2
Eagle Growth & Income Fund 3
Eagle International Stock Fund 4
Eagle Investment Grade Bond Fund 5
Eagle Mid Cap Growth Fund 6
Eagle Mid Cap Stock Fund 7
Eagle Small Cap Growth Fund 8
Eagle Small Cap Stock Fund 9
Eagle Smaller Company Fund 10

Description of Indices 11

Investment Portfolios
Eagle Capital Appreciation Fund 12
Eagle Growth & Income Fund 13
Eagle International Stock Fund 14
Eagle Investment Grade Bond Fund 16
Eagle Mid Cap Growth Fund 18
Eagle Mid Cap Stock Fund 19
Eagle Small Cap Growth Fund 21
Eagle Small Cap Stock Fund 22
Eagle Smaller Company Fund 24

Statements of Assets and Liabilities 26
Statements of Operations 28
Statements of Changes in Net Assets 30
Financial Highlights 32
Notes to Financial Statements 38
Report of Independent Registered Certified Public Accounting Firm 47
Understanding Your Ongoing Costs 48
Renewal of Investment Advisory and Subadvisory Agreements 50
Principal Risks 53
Trustees and Officers 57
Privacy Notice PN

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President’s Letter

Dear Fellow Shareholders:

I am pleased to present the annual report and investment-performance review of the Eagle Family of Funds for the fiscal year that ended October 31, 2014 (the “reporting period”).

Volatility has returned to the equity markets, which, nevertheless, have mostly continued the winning ways of the last five years. Equity markets dropped a bit in January but then moved toward new nominal highs in February and March before taking a breather again in April. However, the market then resumed its upward path before repeating the same pattern again in the summer and mid-October. The specific events may change—this year’s Ukraine-Russia dust-up was last year’s Syrian revolution—but the market, which always has known and unknown issues to deal with, seems to keep “climbing the wall of worry.” The general consensus among our Portfolio Managers is that the U.S. economy is growing, albeit slowly, and the fundamentals of many companies are as strong as they’ve ever been.

On the fixed-income side, new U.S. Federal Reserve Board Chair Janet Yellen mostly has carried on the same dovish stance as her predecessor and short-term interest rates remain near 0 percent. However, the Fed ceased its third round of quantitative easing (commonly referred to as QEIII) and has said it is prepared to increase interest rates when inflationary pressures begin to mount. When that will happen—some data indicate the economy is growing in the 2 percent-3 percent range; meanwhile, fuel prices (often a major player in inflation) have fallen—is a topic of great debate.

Our Portfolio Managers at Eagle are aware of headlines but one of the hallmarks of Eagle over its more than 35 years has been the research our Portfolio Managers do in constructing portfolios. They strive to avoid getting caught up in today’s headlines and instead focus on identifying the individual companies that they believe will help their funds meet their investment objectives.

I hope you will read the commentaries that follow in which our Portfolio Managers discuss their specific funds.

Here are just a few highlights from this year:

•	The Eagle Growth & Income Fund finished the period with a 10-year five-star rating[1,3] from Morningstar®.

•	The Eagle Mid Cap Growth Fund finished the period with a 10-year and overall four-star rating[2,3] from Morningstar®.

•

Harald Hvideberg, CFA®, joined the Portfolio Management team of the Eagle Growth & Income Fund. Harald has nearly two decades of experience managing portfolios as well as analyzing companies that are important elements of the value- and dividend-focused benchmarks. On the research side, he specializes in the telecommunication services, information technology and utilities sectors. Harald earned bachelor’s degrees from the University of South Florida (one each in finance and business economics, 1993), a master’s degree from the University of Florida (1997) and his Chartered Financial Analyst designation (2000).

•	Management of the Eagle Smaller Company Fund transferred in late October to portfolio co-managers Charles Schwartz, CFA®; Betsy Pecor, CFA®; and Matthew McGeary, CFA®.

•

The Eagle Small Cap Stock Fund and Eagle International Stock Fund are approaching their second anniversaries early in 2015 and continue to perform as we would expect in current market situations.[3] The Eagle Investment Grade Bond Fund has continued to perform as we expected of this core-type fixed-income fund: a non-correlated (to equities) piece of an investor’s well-allocated overall portfolio.

•

High-profile media outlets continue to seek Eagle managers for input on current events and investing themes. James Camp, CFA®, who heads the Investment Grade Bond Fund, has been on Fox Business News and CNBC and was quoted in the Financial Times. Ed Cowart, CFA®, a co-manager of the Growth & Income Fund, was featured in a March edition of Barron’s. The magazine also has quoted Portfolio Co-manager Matt McGeary, CFA®, and analyst Matthew Spitznagle, CFA®, from the team that runs the Eagle Mid Cap Stock, Eagle Small Cap Stock and Eagle Smaller Company funds.

I would like to remind you that investing in any mutual fund carries certain risks. The principal risk factors for each fund are described at the end of this report. Carefully consider the investment objectives, risks, charges and expenses of any fund before you invest. Contact us at 800.421.4184 or eagleasset.com or your financial advisor for a prospectus, which contains this and other important information about the Eagle Family of Funds. Read the prospectus carefully before you invest or send money.

We are grateful for your continued support of and confidence in the Eagle Family of Funds.

Sincerely,

Richard J. Rossi

President

December 18, 2014

1 For the period ended October 31, 2014, the Eagle Growth & Income Fund’s Class A shares are rated 5 stars for the 10-year period; 3 stars for the overall; and 2 stars for the three- and five-year periods among a total of 650, 1,101, 1,101 and 970 funds respectively, in the large-cap value category. Star ratings may be different for other share classes. Morningstar Rating® is based on risk-adjusted performance adjusted for fees and loads. Past performance is no guarantee of future results. Ratings are subject to change each month.

2 For the period ended October 31, 2014, the Eagle Mid Cap Growth Fund’s Class A shares are rated 4 stars for the overall and 10-year period; and 3 stars for the three- and five-year periods among a total of 644, 426, 644 and 587 funds respectively, in the mid-cap growth category. Star ratings may be different for other share classes. Morningstar Rating® is based on risk-adjusted performance adjusted for fees and loads. Past performance is no guarantee of future results. Ratings are subject to change each month.

3 Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Funds with at least three years of performance history are assigned ratings from the fund’s three-, five- and 10-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Funds returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars and the bottom 10% receive one star. Investment return and principal value will vary so that investors have a gain or loss when shares are sold. Funds are rated for up to three time periods (three-, five- and 10-years) and these ratings are combined to produce an overall rating. Ratings may vary among share classes and are based on past performance. Past performance does not guarantee future results.

1

Performance Summary and Commentary

Eagle Capital Appreciation Fund

Portfolio Managers  |  David J. Pavan, CFA®, C. Frank Feng, Ph.D., Ed Wagner, CFA®, and Stacey R. Nutt, Ph.D., of ClariVest Asset Management LLC (“ClariVest”), are Co-Portfolio Managers of the Eagle Capital Appreciation Fund (the “Fund”) and have been responsible for the day-to-day management of the Fund’s investment portfolio since June 2013.

Performance discussion  |  For the fiscal year ended October 31, 2014, the Fund’s Class A shares returned 18.34% (excluding front-end sales charges of 4.75%) outperforming its benchmark index, the Russell 1000® Growth Index, which returned 17.11%. The Fund posted positive absolute performance in all sectors for the period. Outperformance, relative to the benchmark, was led by the consumer discretionary, consumer staples, and information technology sectors. In the consumer discretionary sector, despite being hurt by an overweight position, strong security selection helped the Fund outperform the benchmark. In consumer staples, outperformance was led by solid security selection. In information technology, an overweight position coupled with solid security selection helped bolster returns. The Fund lost ground to the benchmark in both the health care and energy sectors due to weak stock selection. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 investment from 10/31/04 to 10/31/14 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Top performers  |  Apple Inc. designs, manufactures and markets mobile communication and media devices, personal computing products, and portable digital music players. The Portfolio Management team (“PM team”) believes that shares of the company rose throughout the second half of the year, first in anticipation of the iPhone 6 launch and then on its record sales results. Marriott International, Inc. (Class A) is a worldwide operator and franchiser of hotels heavily concentrated in the North American market. The PM team believes that the company’s development plan indicates strong future growth in rooms available, and share repurchases continue to reduce share count. The company also appeared to benefit from speculation of further consolidation in the industry, potentially including a merger with French hotel giant Accor. Gilead Sciences, Inc. is a biotech pharmaceutical company with a number of drugs on the market including several in the areas of HIV treatment and Hepatitis C treatment. The company’s shares rose throughout the year on the launch and blockbuster sales of its Hepatitis C treatment, Sovaldi. CBRE Group, Inc. (Class A) is a global commercial real estate services firm. Earnings expectations declined in February on weaker mortgage brokerage results and higher depreciation, but then rose through the rest of the year as low interest rates and an improving economy drove increasing commercial real estate transactions. CBRE’s European operations appeared to benefit from the acquisition of UK engineering services firm Norland Managed Services Ltd. on top of double-digit organic growth. Microsoft Corp. develops and sells software products including operating system software, server application software and business and consumer applications. The company announced a restructuring, including layoffs of up to 18,000 employees, or 14% of its workforce. Analysts were positive on Microsoft’s shift in focus toward cloud computing, as well as its aggressive cost-cutting. The improving sentiment on the company led to a price-to-earnings (P/E) multiple expansion from 12 times to 16 times expected 2015 earnings. The Fund continues to hold each of the securities noted above as “top performers.”

Underperformers  |  Amazon.com Inc. is the world’s largest online retailer, offering a range of products including books, music, electronics, and household goods. The company’s shares fell in January as earnings missed estimates due to higher shipping costs, and again in April when the company forecast continued heavy investment spending that would forestall near-term profitability. Juniper Networks, Inc. provides internet infrastructure solutions to internet service providers and other telecommunications service providers. The stock fell in October as third-quarter results missed estimates. The company cited soft telecom carrier spending and a competitive pricing environment as the reasons for the missed estimates. Anadarko Petroleum Corp. is an international oil and gas exploration and production company. The company’s stock declined in December of last year on a ruling that it could be liable for up to $14 billion in environmental cleanup and health costs due to claims against a former chemical subsidiary obtained as part of the acquisition of Kerr-McGee Corp. Biotechnology company Vertex Pharmaceuticals Inc. discovers and develops novel small-molecule pharmaceuticals in the areas of viral diseases, cancer, inflammatory and autoimmune diseases, and neurodegenerative diseases. The company’s shares continued to decline in early November 2013, as analysts cited risks of weaker adoption of its cystic fibrosis drug Kalydeco. Pioneer Natural Resources Co. is an independent oil and gas exploration and production company. Shares declined in November of last year when the company warned that severe weather in Texas had significantly impacted the company’s production and drilling operations. The Fund no longer holds any of the securities noted above as “underperformers.”

2

Performance Summary and Commentary

Eagle Growth & Income Fund

Portfolio Managers  |   Edmund Cowart, CFA®, David Blount, CFA®, CPA, John Pandtle, CFA®, Jeff Vancavage, CFA® and Harald Hvideberg, CFA®, are Co-Portfolio Managers of the Eagle Growth & Income Fund (the “Fund”). Messrs. Cowart, Blount, and Pandtle have been responsible for the day-to-day management of the Fund’s investment portfolio since June 2011, Mr. Vancavage since July 2013, and Mr. Hvideberg since August 2014.

Performance discussion  |  For the fiscal year ended October 31, 2014, the Fund’s Class A shares returned 13.52% (excluding front-end sales charges of 4.75%) underperforming its benchmark index, the S&P 500® Index, which returned 17.27%. The Fund’s underperformance was attributed to sector allocation relative to the benchmark. While an overweight position in the consumer discretionary sector benefited relative performance, the Fund being underweight in the information technology and health care sectors detracted much more from relative performance. Additionally, the Fund’s modest cash position, strictly a result of the investment process and averaging a little over 2% during the period, explains nearly 20% of the Fund’s gross underperformance. When the market appreciates as strongly as it did during the past year, even a small cash position can affect relative performance versus a benchmark index with no cash position. Individual stock selection also played a part in the Fund’s underperformance during the period, accounting for nearly 20% of gross underperformance. While the stock selections in the information technology sector strongly outperformed those in the benchmark, the selections in the health care and industrials sectors underperformed. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 investment from 10/31/04 to 10/31/14 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Underperformers  |  Mattel, Inc. is a dominant toy company with a worldwide footprint. The stock initially suffered due to a poor holiday season in 2013, which led to a few quarters of inventory liquidation. The company has an improving cost structure, a culture of innovation and global capabilities. The Portfolio Management team (“PM team”) believes that it is attractively valued with a high dividend, and that management has taken the proper steps to position the company for a favorable 2014 holiday season. The Fund continues to hold this security. Eaton Corp. PLC is a diversified power management company. Investors speculated that a spin-off of Eaton’s vehicle segment would create value for the company; however, management ended the speculation due to the potential for unfavorable tax consequences. The PM team believes that Eaton is seeing solid growth, strong demand and the company is taking aggressive action on the cost side. The Fund continues to hold this security. Occidental Petroleum Corp., an oil & gas drilling company, had been performing well for much of the year as it made progress in unlocking value through the divestiture of riskier, capital intensive assets. However, a drop in oil prices late in the year led to questions about the company’s ability to complete the restructuring, which would allow the company the flexibility needed to execute even in a weaker oil price environment. Additionally, the company is set to execute a spin-off of a significant portion of its California business. The Fund continues to hold this security. CenturyLink, Inc., an integrated telecommunications company, surprised investors last year with the announcement of a major shift in the company’s capital allocation plan, which included a dividend cut. As a result, the Fund no longer holds the security. Telecommunications giant, AT&T Inc., saw its stock appreciate during the period. However, due to the depth of positive performance in the Fund, it was one of the Fund’s worst-performing stocks. The sector as a whole was the second-worst performing in the benchmark and AT&T performed in-line with its large telecommunications services peers. The Fund continues to hold this security.

Top performers  |  Apple Inc., a consumer products and information technology company, was the Fund’s strongest performing holding during the period. The PM team believes that the stock experienced a strong surge during the months of April and May as earnings results suggested that iPhone sales growth was not slowing at the rate some feared. Later in the year, the company unveiled and successfully launched the iPhone 6 as well as some other products, which led to more positive performance. The stock of software giant Microsoft Corp. appreciated steadily throughout the period. Earnings results showed some stabilization in the commercial PC department, and the company made headway into its plan to focus on cloud and mobile segments under new CEO Satya Nadella, while streamlining and restructuring the management of the company in alignment with those goals. The PM team believes that the stock of pharmaceutical company Merck & Co., Inc. benefited from the initiation of a submission for a new immune-oncology therapy. The implication of the announcement was that the product could come online as early as 2015, a year ahead of market expectations. The decline in the company’s Januvia franchise also stabilized during the year, and the company announced and closed the sale of its consumer business to Bayer AG. Applied Materials, Inc. is a dominant player in its core business providing semiconductor fabrication tools to chipmakers. The company had previously announced a well-received merger with Tokyo Electron. The market received better clarity on the timeline and potential synergies involved with the merger during the year, benefiting the stock. Earnings also continued strong, showing a strong order pipeline driven by foundry and memory demand. The stock of consumer and industrial technology company 3M Co. initially surged on the announcement of a significant raise in dividends as well as increased stock buyback authorizations. For the period, the company continued to produce peer-leading margins and strong execution despite headwinds. 3M also provided solid core growth in its businesses and completed several meaningful merger and acquisition deals during the period. The Fund continues to hold each of the securities noted above as “top performers.”

3

Performance Summary and Commentary

Eagle International Stock Fund

Portfolio Managers  |  David R. Vaughn, CFA®, and Stacey R. Nutt, Ph.D., are Co-Portfolio Managers of the Eagle International Stock Fund (the “Fund”). Mr. Vaughn has been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in February 2013 and Dr. Nutt since June 2013. Alex Turner, CFA®, has served as Assistant Portfolio Manager of the Fund since its inception.

Performance discussion  |  For the fiscal year ended October 31, 2014, the Fund’s Class A shares returned 1.73% (excluding front-end sales charges of 4.75%) outperforming its benchmark index, the MSCI EAFE® Index, which returned (0.60)%. Sector selection was flat for the Fund. The Fund’s performance, relative to the benchmark, benefited from an underweight in the materials sector and an overweight in the health care sector. The Fund was negatively impacted by an overweight in the consumer discretionary sector and an underweight in the utilities sector. Country selection was flat. An overweight in Israel helped performance and an underweight in Switzerland hurt performance. Value and growth measures were solid across the globe, while momentum struggled in Asia. Overall factor performance was positive during the period. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 investment from 2/28/13 to 10/31/14 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Top performers  |  Ireland company Shire PLC, one of the world’s leading pharmaceutical companies, helped performance by making strategic acquisitions which diversified its product portfolio to include treatments of certain rare diseases and from receiving buyout offers from U.S. pharmaceutical firms. Late in the year, the Portfolio Management team (“PM team”) felt that there appeared to be more potential for downside than upside following the announcement of the AbbVie-Shire acquisition deal, so the Fund sold the position. The stock fell sharply after it was sold, which the PM team believes mainly was a result of the offer being withdrawn. Japanese company Minebea Co. Ltd., a manufacturer of electronic devices and machinery components, boosted performance as the company continued to surprise the market by reporting higher than expected earnings driven by improving sales of ball bearings and motors. The company also benefitted from LCD backlight sales to smartphone makers, despite concerns about the profitability of the backlight business in light of expanding production. The Fund decided to sell this security as the Fund was overweight in Japan and other more attractive opportunities presented themselves. Israeli company Teva Pharmaceutical Industries Ltd., a leading generic and specialty drug manufacturer, benefitted from a higher than expected rate of conversion to an improved version of its drug to treat Multiple Sclerosis. The Fund continues to hold this security. Australian company CSR Ltd., a building products manufacturer and supplier, gained from higher building activity in Australia as a result of increased housing starts due to low mortgage rates and strong housing price increases. Analysts began to downgrade the security when it appeared that the cyclical recovery in housing prices in Australia was reflected in the market, and leading indicators pointed to a potential softening in housing prices, so the Fund decided to sell this security when better investment opportunities presented themselves. Japanese company Nippon Telegraph and Telephone Corp., a provider of telephone and internet services, boosted performance as the company reported an extensive restructuring of its fee structure from flat-rate to usage-based data plans. The Fund continues to hold this security.

Underperformers  |  German company, Deutsche Lufthansa AG, an aviation group with global operations, hurt performance as the PM team believes that the company fell victim to the excess capacity and price competition affecting the industry. The company’s plan to start a low cost airline was delayed as the pilots went on a strike. Japanese company, Toyota Motor Corp., is the global manufacturer known for manufacturing Toyota and Lexus cars. The stock detracted from performance as the severe cold weather in the U.S., the company’s largest market, hurt sales. Three Japan-based trading companies, Marubeni Corp., Sojitz Corp., and Sumitomo Corp., with significant exposure to commodities and the tumbling Japanese yen, detracted from performance during the period. Sumitomo Corp., a trading company, significantly lowered guidance and wrote down the value of its U.S. shale oil development and Australian coal mining operations citing difficulty in extracting resources efficiently while facing weakening commodity prices. Similarly, Sojitz, a general trading company, detracted from performance as the company’s shares fell over the period. The PM team believes this was a result of the waning commodity prices and increased risks from its machineries segment. Marubeni Corp, a general trading company, also traded down due to what appeared to be concerns of falling commodity prices. The Fund continues to hold each of the securities noted above as “underperformers.”

4

Performance Summary and Commentary

Eagle Investment Grade Bond Fund

Portfolio Managers  |  James C. Camp, CFA®, and Joseph Jackson, CFA®, are Co-Portfolio Managers of the Eagle Investment Grade Bond Fund (the “Fund”) and have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in March 2010.

Performance discussion  |  For the fiscal year ended October 31, 2014, the Fund’s Class A shares returned 1.42% (excluding front-end sales charges of 3.75%) underperforming its benchmark index, the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which returned 2.28%. The Portfolio Management team (“PM team”) believes that the combination of a substantial rally on the long end of the yield curve and declining credit spreads drove market performance during the period. At the same time, the intermediate (three- to seven-year) bucket of the curve experienced rising yields and lagging total returns. This ‘bull flattening’ (when declines in long term interest rates outpace those of intermediate term) environment was the largest detractor from relative performance for the Fund during the period. The Fund’s positions in U.S. Treasuries were the largest contributor to relative performance due to the relative duration of these securities to those of the benchmark. The Fund earned positive relative returns in the corporate sector due largely to its underweight in the seven- and ten-year duration buckets within the sector. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 investment from 3/1/10 to 10/31/14 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 3.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Underperformers  |   Federal agency MBS, Freddie Mac, REMIC, Series 4097, Class BG, 2.00%, 12/15/41, was a low coupon CMO, which underperformed relative to other mortgage-backed securities, as interest rates moved above coupon rates. The PM team believes that the negative convexity inherent with this type of security caused the duration of the bond to extend as rates increased, compounding the problem. Corporate bond, Allergan Inc., 3.38%, 09/15/20, one of the world’s leading specialty pharmaceutical companies, generated negative absolute returns and underperformance relative to the industrial sector. This was mainly due to multiple takeover offers made by Valeant Pharmaceuticals International, which threatened a deterioration in the credit quality of Allergan. Corporate bond, eBay Inc., 2.20%, 08/01/19, a global commerce and payments leader, generated negative absolute returns and underperformance relative to its sector due to the announcement of its plan to spin off its PayPal unit. Corporate bond, Actavis Funding SCS, 144A, 2.45%, 06/15/19, a global, integrated specialty pharmaceutical company, generated negative absolute and relative returns due to rumors of its intention to bid on specialty pharmaceutical company Allergan. Corporate bond, International Game Technology, 7.50%, 06/15/19, a global gaming company specializing in the design, manufacture, and marketing of electronic gaming equipment and system products, generated negative absolute and relative returns as it agreed to be purchased by Gtech SpA, a lower-rated company. The Fund no longer holds any of the securities noted above as “underperformers.”

Top performers  |  Corporate bonds, Microsoft Corp., 3.63%, 12/15/23, the world’s leading enterprise software company, and Comcast Corp., 3.60%, 03/01/24, the nation’s largest video, high-speed internet and phone provider, were leading performers during the reporting period thanks to curve positioning. The Fund continues to own both securities. Corporate bond, Broadridge Financial Solutions, Inc., 3.95%, 09/01/20, is a leading global provider of investor communications and technology-driven solutions to banks, broker-dealers, mutual funds and corporate issuers. The security generated high returns, which the PM team also believes is due to curve positioning. The Fund continues to own this security. Corporate bond, Juniper Networks, Inc., 4.50%, 03/15/24, a company that delivers innovation across routing, switching and security, outperformed the benchmark index during the period. The Fund bought the security at an attractive price in the primary market and sold it when it reached what the PM team believed to be an internally generated fair value price. Corporate bond, Gilead Sciences, Inc., 4.50%, 04/01/21, a large biopharmaceutical company that delivers, develops and commercializes innovation therapeutics in areas of unmet medical need, outperformed the benchmark index as the company generated financial results above market expectations and avoided transformational merger and acquisition (M&A) headlines that dominated the health care sector during the period. The Fund continues to hold this security.

5

Performance Summary and Commentary

Eagle Mid Cap Growth Fund

Portfolio Managers  |  Bert L. Boksen, CFA®, and Eric Mintz, CFA®, are Co-Portfolio Managers of the Eagle Mid Cap Growth Fund (the “Fund”). Mr. Boksen has been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in August 1998. Mr. Mintz has been a Co-Portfolio Manager of the Fund since March 2011, and had previously served as Assistant Portfolio Manager since 2008. Christopher Sassouni, D.M.D., has served as Assistant Portfolio Manager of the Fund since January 2006.

Performance discussion  |  For the fiscal year ended October 31, 2014, the Fund’s Class A shares returned 16.58% (excluding front-end sales charges of 4.75%) outperforming its benchmark index, the Russell Midcap® Growth Index, which returned 14.59%. The Fund’s outperformance was driven by strong absolute and relative performance in the information technology and consumer staples sectors, while reflecting in-line and slightly underweight positioning respectively. In contrast, underperformance in the health care sector somewhat tempered the Fund’s performance as, despite solid absolute returns, sector results failed to keep up with those of the benchmark on a relative basis. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 investment from 10/31/04 to 10/31/14 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Top performers  |  Monster Beverage Corp. sells a variety of energy drinks and sodas as well as teas and juices. Shares benefited from an announced partnership with The Coca-Cola Company, which is expected to improve distribution and profitability while enabling better access to international markets. Royal Caribbean Cruises Ltd. has benefited from better-than-expected improvement within its European and Asian markets, where ticket revenues—as well as on-board revenues—have been generally strong. Further, tempered oil prices provided additional propulsion for the shares near the period end. Ameriprise Financial, Inc. offers asset-management and insurance products through a substantial financial-advisor network. The stock has performed consistently well in recent quarters as fundamentals remain solid across the company’s core business segments. The Portfolio Management team (“PM team”) believes that rising interest rates are likely to provide further upside as the company continues to increase its focus on asset-management offerings. Harman International Industries, Inc., a leader in the car-audio and infotainment-systems industry, continued its strong run by leveraging the strength and versatility of its core infotainment segment which has seen robust results in recent periods. Delta Air Lines, Inc., a domestic and international passenger and cargo air transportation company, appeared to benefit from favorable trends in air-traffic growth as well as a solid pricing environment within an airline industry that the PM team believes will continue to improve as a result of substantial consolidation. The Fund continues to hold each of the securities noted above as “top performers.”

Underperformers  |  The Fresh Market, Inc. is a premium food retailer operating specialty grocery stores. The company encountered some growing pains in light of aggressive new store expansion beyond the core Southeast U.S. market, with new store productivity metrics moderating in recent periods. Electronic Arts Inc. is a premier global gaming software company, generating titles such as Battlefield, SimCity and Madden NFL. The company encountered execution (glitch) issues associated with the release of Battlefield 4 as well as Madden NFL in the midst of new gaming console rollouts by Xbox and PlayStation, which, in turn, appeared to drive some investors to the sideline. Antero Resources Corp. is an energy E&P company with a core focus on the Marcellus and Utica Shale formations within the Appalachian region of the United States. Shares traded off because the company significantly increased its capital expenditures to accommodate its robust growth targets. Although the PM team views these targets as achievable, the PM team believes that the targets have placed substantial pressure on margins in the foreseeable future. Stratasys Ltd. produces 3D printers used in a variety of applications such as building initial models for manufacturing and design processes. 3D printing continues to become more cost competitive when compared to traditional manufacturing and Stratasys remains a strong leader. However, the company encountered margin compression during the period, which resulted in further weakness in the near- to mid-term as the company continued to boost expenditures significantly in order to capitalize on the opportunity. Ally Financial, Inc. operates as a bank holding company with a primary focus on automotive financing products and services. In the PM team’s opinion, the company, which went public earlier in the year, was poised to show meaningful improvement in fundamentals after a period of repositioning. Unfortunately, from the PM team’s perspective, Ally struggled to gain sufficient traction in recent quarters since going public. The Fund no longer holds any of the securities noted above as “underperformers.”

6

Performance Summary and Commentary

Eagle Mid Cap Stock Fund

Portfolio Managers  |  Charles Schwartz, CFA®, Betsy Pecor, CFA®, and Matthew McGeary, CFA®, are Co-Portfolio Managers of the Eagle Mid Cap Stock Fund (the “Fund”) and have been responsible for the day-to-day management of the Fund’s investment portfolio since October 2012.

Performance discussion  |  For the fiscal year ended October 31, 2014, the Fund’s Class A shares returned 5.51% (excluding front-end sales charges of 4.75%), underperforming both benchmark indices, the Russell Midcap® Index and, secondarily, the S&P MidCap 400® Index, which returned 15.32% and 11.65%, respectively. The Fund’s performance, relative to the benchmarks, benefitted from positive absolute performance in all but the energy sector. Most returns were greater than 10%, with the materials and telecommunication services sectors delivering over 20%. The Fund’s relative performance against the benchmarks benefitted from solid performance in the materials and telecommunications services sectors. The financials, utilities, consumer staples, consumer discretionary, health care, industrials, and information technology sectors put up positive returns but lagged the benchmarks for the period. In the energy sector, the Fund was negatively impacted by lagging stock selection results in oil, gas, and consumable fuels, along with being overweight in the sector. The industrials sector was hurt by stock selection mainly in transportation industries. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 investment from 10/31/04 to 10/31/14 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Underperformers  |  CommVault Systems, Inc. sells software for data-management applications. The company delivered financial results that were below expectations; further, it had some sales-execution issues in the North American region. The company is trying to bring the revenue-growth rate back to historical levels, but the Portfolio Management team (“PM team”) believes that spending is likely to impact results for several more quarters. The PM team continues to believe in the company’s products and management team, and the Fund added to its position. NeuStar, Inc. (Class A), a provider of real-time information services and analytics, was meaningfully impacted due to what the PM team believes was uncertainty regarding the company’s largest contract. After successfully winning and executing on the contract for the last 17 years, the PM team believes that continued delays in the renewal process and news that a recommendation in favor of a competitor for the contract has caused significant investor concern. The PM team believes NeuStar has a number of attractive businesses, and the loss of the contract is largely reflected in the current share price. The Fund continues to hold this security. Oasis Petroleum, Inc. is an energy exploration-and-production company with operations focused solely in the Williston Basin. The company experienced weather-related production slowdowns and concerns about increasing costs in the basin. The PM team remains optimistic about the long-term prospects for this company. The Fund continues to hold this security. SM Energy Co. performed poorly after it indicated in an earnings release that it was reviewing its reserve assumptions for an area within its Eagleford (Texas) acreage. The company didn’t issue a final report of the review but the market appeared to assume the worst and the stock price suffered. The Fund continues to hold this security because the PM team believes the market overreacted, and they continue to believe SM Energy remains a compelling opportunity. Noble Corp. PLC is an offshore contract driller. The company performed poorly after it (and other industry participants) warned investors that near-term deep-water drilling activity may be soft given slow demand trends and increased industry capacity. The Fund sold the security.

Top performers  |  Edwards Lifesciences Corp., which sells heart-valve products, had superior across-the-board third quarter results. Edwards currently has three major product launches in the U.S., Europe and Japan that appear to be intended to compete with Medtronic’s product line. The Fund no longer holds this security. Hanesbrands Inc. manufactures a broad range of apparel through brands that include Hanes, Champion, Playtex, Bali and Maidenform. The company saw stronger-than-expected sales, better gross margins and lower expenses. Additionally, the company recently announced that it was acquiring DBApparel, which will give it a significant footprint in Europe. The Fund still holds the security. Skyworks Solutions, Inc. makes analog semiconductors with a focus on wireless-connectivity applications. The company has among the best operating and financial metrics of its peer group. The PM team believes it will benefit from several meaningful growth drivers that will also help further diversify its business lines. The company reported solid financial results and gave very strong guidance in the middle of the year. The Fund still holds this security. Steel Dynamics, Inc., a diversified steel producer and metals recycler, performed well due largely to the company’s announced acquisition of a steel mill—one of the newest and technologically advanced mini-mills in North America. The PM team believes the deal will be beneficial to Steel Dynamics’ financials and is likely to increase its exposure to attractive growth markets in the southern U.S. and Mexico. Further, the company pre-announced its latest quarterly results due to stronger volumes, better capacity utilization and solid pricing. The Fund continues to hold the security. Illumina, Inc. is a leader in the genetic-analysis tools space. The Fund owned Illumina at the end of last year but sold it after Roche Holdings made a purchase offer that drove the stock price higher. Roche subsequently dropped its offer and the stock fell by approximately 10%. All the while, the company continued to execute and maintain its leadership position in the industry. The PM team believed the company’s valuation looked compelling at the lower levels. Consequently, the Fund repurchased the stock, and the company beat their fourth-quarter expectations. The Fund sold the security when it reached the Fund’s price target.

7

Performance Summary and Commentary

Eagle Small Cap Growth Fund

Portfolio Managers  |  Bert L. Boksen, CFA®, and Eric Mintz, CFA®, are Co-Portfolio Managers of the Eagle Small Cap Growth Fund (the “Fund”). Mr. Boksen has been responsible for the day-to-day management of the Fund’s investment portfolio since August 1995 and Mr. Mintz since March 2011.

Performance discussion  |  For the fiscal year ended October 31, 2014, the Fund’s Class A shares returned 7.30% (excluding front-end sales charges of 4.75%), underperforming its benchmark index, the Russell 2000® Growth Index, which returned 8.26%. The Fund underperformed most in the health care sector, as well as, to a lesser extent, the energy sector. In the health care sector, the Fund was hurt by weak stock selection, while being slightly overweight. The Fund’s energy holdings generated below-benchmark returns during the period, while reflecting an in-line sector weighting. In contrast, the consumer discretionary and information technology sectors were bright spots for the Fund, with solid relative performance generated in both sectors, while reflecting in-line and slightly underweight positioning relative to the benchmark respectively. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 investment from 10/31/04 to 10/31/14 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Underperformers  |  Geospace Technologies Corp. makes seismic instruments used in monitoring oil and natural-gas reserves. The Portfolio Management team (“PM team”) believes that contract-timing issues have continued to plague the stock in recent periods; nevertheless, the PM team believes Geospace continues to have strong prospects for its innovative seismic-recording systems. The Fund continues to hold the security. Medidata Solutions Inc. sells technology used to enhance its customers’ efficiency in clinical-development and research processes. The company’s shares gave back some ground as a correction of many high-flying software-as-a-service names reigned in valuations earlier in the period to more reasonable levels. The Fund continues to hold the security. Thoratec Corp. develops medical devices used to support patients with failing hearts. The company dramatically lowered guidance, which pressured the stock. The PM team believes that weak results were due to a dramatic slowdown in the market as the pace of patient referrals declined. The PM team continues to believe that the potential market for these devices is substantial with few therapeutic options available to the huge number of patients with congestive heart failure. The Fund continues to hold the security. Chart Industries, Inc. manufactures equipment used primarily in the production and storage of liquid natural gas (“LNG”). Strong orders and record backlogs were tempered by news of the company’s revenue-guidance reduction early in the period in light of a handful of customer-order schedule delays. The PM team continues to like Chart’s positioning to benefit from the ongoing build-out of LNG export terminals in North America and a progressing shift to natural-gas-powered trucks. The Fund continues to hold the security. Aegerion Pharmaceuticals, Inc. focuses on treatments for severe lipid (cholesterol) disorders. Competitor, Amgen Inc., continues to develop a high-cholesterol treatment that will compete with Aegerion’s products. Aegerion’s growth outlook was tempered further due to lighter-than-expected traction of its ongoing Juxtapid launch. Accordingly, the security was sold.

Top performers  |  Puma Biotechnology, Inc. develops drugs such as Neratinib, which is designed to treat several mutations of metastatic breast cancer. The company’s shares nearly tripled during the quarter in response to substantially positive phase-three clinical trial data. The Fund continues to hold the security. Receptos, Inc. is engaged in the development of drug therapies for use in the treatment of multiple sclerosis (“MS”) and irritable-bowel syndrome. The shares benefitted from largely positive phase-two clinical trial data, which further distinguished the efficacy and safety profiles of its MS-treatment candidate. The Fund continues to hold the security. Texas Industries, Inc., a supplier of cement construction products, was acquired by Martin Marietta Materials, Inc. in an all-stock transaction. The Fund continues to hold the resulting position of Marietta Materials as it provides the Fund exposure to the U.S. non-residential construction cycle which has begun to show signs of recovery. The WhiteWave Foods Co. manufactures food products such as Silk and International Delight. The company continues to execute well in an expanding natural and organic-foods industry, leveraging strong brand awareness to take market share. The Fund continues to hold the security. OpenTable, Inc. provides an electronic-reservation booking service for restaurants via cloud-based computers or smartphone applications. Shares jumped during the period as online travel- and leisure-planning firm Priceline Group announced it would acquire OpenTable at a substantial premium. The Fund sold the security post-announcement after the premium became priced in its valuation.

8

Performance Summary and Commentary

Eagle Small Cap Stock Fund

Portfolio Managers  |  Charles Schwartz, CFA®, Betsy Pecor, CFA®, and Matthew McGeary, CFA®, are Co-Portfolio Managers of the Eagle Small Cap Stock Fund (the “Fund”) and have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in December 2012.

Performance discussion  |  For the fiscal year ended October 31, 2014, the Fund’s Class A shares returned of 4.17% (excluding front-end sales charges of 4.75%) underperforming its benchmark index, the Russell 2000® Index, which returned 8.06%. The Fund’s performance, relative to the benchmark, benefitted from solid performance in the materials, consumer staples, financials, and industrials sectors. The performance in the information technology, health care, energy, consumer discretionary, and utilities sectors lagged the benchmark for the period. The Fund’s holdings in the Information technology sector was hurt by stock selection in the semiconductor and software & services industry groups. In the health care sector, the Fund was negatively impacted by stock selection results in health care equipment and services, but did benefit from its allocation in the sector as a whole. The Fund’s stock selection in the oil, gas & consumable fuels industry led to the Fund’s overall underperformance in that sector. By contrast, materials was a source of relative outperformance due to solid stock selection in the chemicals and metals & mining industries. Additionally, consumer staples was an outperforming sector for the Fund due to solid stock performance in the food & beverage industry group. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 investment from 12/31/12 to 10/31/14 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Underperformers  |  Emerald Oil, Inc. is an exploration and production company with operations focused in the Bakken Shale region. In the past year, the company has executed some asset divestitures, new property leases and a secondary stock offering. Emerald now sits with a debt-free balance sheet, a large cash position and a solid set of drilling locations. Despite the recent sell-off in the energy sector, the Fund continues to hold its positon in Emerald as the Portfolio Management team (“PM team”) likes the long-term prospects. Shares of Energy XXI Bermuda Ltd., an independent oil and gas exploration-and-production company, performed poorly after the company missed consensus earnings expectations due to numerous cost overruns. The PM team had been hopeful that the company had addressed these issues and after the company’s most recent earnings miss, the Fund sold the security. NeuStar, Inc. (Class A), a provider of real-time information services and analytics, was meaningfully impacted due to what the PM team believes was uncertainty regarding the company’s largest contract. After successfully winning and executing on the contract for the last 17 years, the PM team believed that continued delays in the renewal process and news that a recommendation in favor of a competitor for the contract caused significant investor concern. The PM team believes NeuStar has a number of attractive businesses, and the loss of the contract is largely reflected in the current share price. The Fund continues to hold the security. CommVault Systems, Inc., a seller of software for data-management applications, delivered financial results that were below expectations. The company is trying to bring the revenue-growth rate back to historical levels but the PM team believes that spending is likely to impact results for several more quarters. The PM team continues to believe in the company’s products and management team and the Fund added to its position. CARBO Ceramics Inc. manufactures parts used in the completion process for oil and gas wells. The PM team believes that the stock performed poorly as concerns arose regarding some of its customers switching from ceramics to lower-cost sand in some wells. In the past, when customers have reduced their consumption of ceramics, near-term results were impacted negatively for a short time. The PM team is watching the situation carefully but is confident in the company’s products, market position and business plan. The Fund continues to hold the security.

Top performers  |  Akorn, Inc. is a pharmaceutical firm with two segments, prescription pharmaceuticals and consumer health. The PM team believes that the company has seen strong revenue growth from internally developed products, revived products and several strategic acquisitions. The PM team continues to like Akorn’s revenue prospects—including generic price inflation for a few key products, international manufacturing opportunities, and 93 new-drug applications filed with the government. The Fund continues to hold the security. SolarWinds, Inc., a leading provider of network-monitoring and management software for IT professionals, has executed well recently, and its management’s efforts to improve the sales and support organization appear to be on track. Investors appear to have embraced the good results, and the Fund continues to hold the security. Pebblebrook Hotel Trust is a real estate investment trust (“REIT”) which owns and invests in high-end full-service hotels primarily in major urban and resort markets. The company, which owns 28 hotels, has been able to identify under-capitalized or poorly managed assets and improve their per-room revenue and generate impressive margin expansion. The company has consistently delivered strong results over the past year and has traded up along with the overall REIT industry. The PM team continues to like the high-end nature and the overall portfolio of hotels. The Fund continues to hold the security. Esterline Technologies Corp. is a specialized manufacturing company principally serving aerospace and defense customers. The PM team believes that the company performed exceptionally well over the past year based on improving fundamentals, confidence in the cost savings plan implemented by the new management team, and the accretive acquisition of Joslyn Sunbank Company, LLC. After the solid performance, the Fund sold the security. Shares of Landstar System, Inc., a provider of integrated transportation-management solutions, performed well following the release of quarterly earnings which exceeded expectations. The Fund continues to hold the security.

9

Performance Summary and Commentary

Eagle Smaller Company Fund

Portfolio Managers  |  Charles Schwartz, CFA®, Betsy Pecor, CFA®, and Matthew McGeary, CFA®, are Co-Portfolio Managers of the Eagle Smaller Company Fund (the “Fund”) and have been responsible for the day-to-day management of the Fund’s investment portfolio since October 2014.

Performance discussion  |  The following commentary covers the fiscal year ended October 31, 2014. For the period November 1, 2013 through October 19, 2014, the Fund was subadvised by Eagle Boston Investment Management, Inc. Eagle Asset Management Inc. assumed responsibility of the day-to-day management of the Fund’s investment portfolio as of October 20, 2014 and managed the Fund through the fiscal year end.

For the fiscal year ended October 31, 2014, the Fund’s Class A shares returned 3.34% (excluding front-end sales charges of 4.75%) underperforming both benchmark indices, the Russell 2000® Index and, secondarily, the Russell 2500™ Index, which returned 8.06% and 10.23%, respectively. The Fund’s performance, relative to the benchmark, benefitted from positive absolute performance in all but three sectors, with the telecommunication services sector delivering returns of more than 50%. The Fund’s relative performance benefitted from solid performance in the consumer discretionary, energy, and telecommunications services sectors. However, the information technology, consumer staples, health care, financials, industrials, materials, and utilities sectors all lagged the benchmark for the period. In the information technology sector, the Fund’s stock returns did not keep pace with the performance of the benchmark, especially among technology hardware and semiconductor stocks. In the consumer staples sector, the Fund was negatively impacted by lagging stock selection results in the personal products industry. The Fund’s performance in the health care sector was hurt not only by stock selection in the biotechnology and pharmaceuticals industries, but also by the Fund’s overall underweight in those industries. In contrast, the consumer discretionary sector was a source of relative outperformance due to the solid stock selection in internet & catalog retail industry as well as an underweight in the sector as a whole. Please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 investment from 11/3/08 to 10/31/14 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Underperformers  |  NCR Corp., a company which sells financial transaction machines (e.g., automatic teller machines and other point-of-sale devices), experienced disappointing sales results and, as a result, the Fund sold the security. Nu Skin Enterprises, Inc. (Class A), a multi-level marketer of primarily personal care products, fell on the announcement of a regulatory inquiry in China, which is one of Nu Skin’s largest and fastest-growing markets. The Fund no longer holds the security. Rosetta Resources Inc. is an independent oil and gas exploration company, which engages in the acquisition and development of onshore energy resources in the U.S. Shares of Rosetta traded lower as the price of oil dropped below $90 per barrel. Despite the recent sell-off in the energy sector, as a whole, the Portfolio Management team (“PM team”) likes the company’s long-term prospects. The Fund continues to hold the security. NeuStar, Inc. (Class A), a provider of real-time information services and analytics, was meaningfully impacted due to what the PM team believes was uncertainty regarding the company’s largest contract. After successfully winning and executing on the contract for the last 17 years, the PM team believes that continued delays in the renewal process and news that a recommendation in favor of a competitor for the contract caused significant investor concern. The PM team believes NeuStar has a number of attractive businesses and the loss of the contract is largely reflected in the current share price. As a result, the Fund continues to hold the security. The Bancorp, Inc., a Mid-Atlantic-based bank and provider of pre-paid and debit cards, announced an FDIC consent decree that will impede some of its operations while the company bolsters its compliance infrastructure. The Fund sold the security.

Top performers  |  AerCap Holdings N.V., a global leader in aircraft leasing, almost doubled this year as the company bought one of its larger competitors in a beneficial deal that added 931 owned planes to AerCap’s leasing business and more than 300 planes on order. AerCap is now the largest lessor of airplanes. Accordingly, the PM team believes that the Company may be able to recognize important purchasing economies of scale. The Fund no longer holds the security. Chemed Corp. is a company which conducts its business operations in two segments: a provider of hospice and palliative care services (VITAS Healthcare Corporation) and a provider of plumbing and drain cleaning services (Roto-Rooter). The company issued better than expected earnings guidance as a result of improving demand. The stock has more than rebalanced from a sharp price decline last year and demonstrated strong fundamental performance over the course of the past year. The Fund sold the stock toward the end of the year. Shares of The Hillshire Brands Co., a producer and marketer of meat-centric and bakery grocery products, rose after the Company agreed to be acquired by Tyson Foods for a sizeable premium following a bidding contest. The Fund no longer holds the security. Shares of Dresser-Rand Group, Inc., a global supplier of environmentally friendly technology platforms in distributed power generation for the oil and gas, industrial, institutional, and commercial industries, rose after the Company agreed to be acquired by Germany-based Siemens AG. The PM team felt that the acquisition price was fair and decided to sell the Fund’s position ahead of the acquisition. QTS Realty Trust, Inc. (Class A) is a real estate investment trust (“REIT”) that owns and operates data centers across the U.S. The company’s portfolio includes several properties with excess capacity, which the PM team believes may benefit from strong demand for data-center services. The Fund purchased the shares as part of its initial public offering because the PM team believed that the positive operating leverage associated with an increase in capacity utilization may drive above average cash flow growth. With the recent performance of the REIT industry, the PM team felt it was a good opportunity to exit the position toward the end of the year. The Fund no longer holds the security.

10

Description of Indices

The Barclays Capital U.S. Intermediate Government/Credit Bond Index includes U.S. government and investment grade credit securities that have a greater than or equal to one year and less than ten years remaining to maturity and have $250,000,000 or more of outstanding face value. The returns of the index do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of December 31, 2013, the index consisted of 21 developed market country indices. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The S&P 500® Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The S&P MidCap 400® Index is an unmanaged index that measures the performance of the mid-sized company segment of the U.S. market. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

11

Investment Portfolios

10.31.2014

EAGLE CAPITAL APPRECIATION FUND
COMMON STOCKS—99.6%	Shares	Value
Aerospace/defense—2.0%
Northrop Grumman Corp.	46,700	$6,442,732

Agriculture—1.3%
Archer-Daniels-Midland Co.	89,300	4,197,100

Airlines—1.5%
Delta Air Lines, Inc.	119,100	4,791,393

Apparel—3.6%
Hanesbrands, Inc.	44,400	4,689,084
NIKE, Inc., Class B	73,352	6,819,535

Auto parts & equipment—0.8%
Lear Corp.	26,500	2,451,250

Banks—0.8%
The Goldman Sachs Group, Inc.	13,000	2,469,870

Beverages—4.0%
Molson Coors Brewing Co., Class B	59,700	4,440,486
PepsiCo, Inc.	85,421	8,214,938

Biotechnology—5.5%
Amgen, Inc.	29,300	4,751,874
Celgene Corp.*	35,800	3,833,822
Gilead Sciences, Inc.*	80,300	8,993,600

Chemicals—0.9%
LyondellBasell Industries N.V., Class A	32,700	2,996,301

Commercial services—3.2%
FleetCor Technologies, Inc.*	14,100	2,122,896
MasterCard, Inc., Class A	95,930	8,034,137

Computers—8.2%
Apple, Inc.	202,566	21,877,128
International Business Machines Corp.	11,400	1,874,160
Western Digital Corp.	24,300	2,390,391

Distribution/wholesale—0.5%
Ingram Micro, Inc., Class A*	58,200	1,562,088

Diversified financial services—2.2%
American Express Co.	79,175	7,121,791

Electronics—2.8%
Honeywell International, Inc.	60,680	5,832,562
Thermo Fisher Scientific, Inc.	27,400	3,221,418

Food—1.7%
The Kroger Co.	66,300	3,693,573
Tyson Foods, Inc., Class A	40,300	1,626,105

Healthcare products—0.5%
St. Jude Medical, Inc.	26,400	1,694,088

Healthcare services—2.0%
Aetna, Inc.	39,000	3,217,890
Cigna Corp.	31,600	3,146,412

Home furnishings—0.5%
Whirlpool Corp.	9,900	1,703,295

Internet—8.3%
Facebook, Inc., Class A*	69,400	5,204,306
Google, Inc., Class A*	16,752	9,512,958
Google, Inc., Class C*	16,752	9,365,708
The Priceline Group, Inc.*	1,960	2,364,172

Lodging—2.9%
Marriott International, Inc., Class A	122,395	9,271,421

COMMON STOCKS—99.6%	Shares	Value
Machinery-construction & mining—0.6%
Caterpillar, Inc.	17,600	$1,784,816

Media—2.4%
Comcast Corp., Class A	66,800	3,697,380
DIRECTV*	26,100	2,265,219
Viacom, Inc., Class B	22,000	1,598,960

Miscellaneous manufacturer—0.7%
Trinity Industries, Inc.	67,000	2,392,570

Oil & gas—2.1%
EOG Resources, Inc.	23,800	2,262,190
Marathon Petroleum Corp.	23,800	2,163,420
Valero Energy Corp.	47,700	2,389,293

Oil & gas services—2.2%
Schlumberger Ltd.	72,810	7,183,435

Pharmaceuticals—6.4%
AbbVie, Inc.	72,100	4,575,466
Actavis PLC*	12,300	2,985,702
Cardinal Health, Inc.	38,100	2,990,088
Johnson & Johnson	33,800	3,642,964
McKesson Corp.	30,100	6,122,641

Real estate—2.6%
CBRE Group, Inc., Class A*	256,547	8,209,504

Real estate investment trusts (REITs)—2.0%
American Tower Corp.	38,853	3,788,167
Crown Castle International Corp.	34,197	2,671,470

Retail—10.6%
Chipotle Mexican Grill, Inc.*	11,335	7,231,730
Costco Wholesale Corp.	45,902	6,121,950
CVS Health Corp.	69,000	5,920,890
Foot Locker, Inc.	44,700	2,503,647
Macy’s, Inc.	52,700	3,047,114
PVH Corp.	20,523	2,346,805
The Home Depot, Inc.	66,600	6,494,832

Semiconductors—9.6%
Lam Research Corp.	59,600	4,640,456
Micron Technology, Inc.*	49,900	1,651,191
QUALCOMM, Inc.	170,130	13,356,906
Skyworks Solutions, Inc.	47,300	2,754,752
Texas Instruments, Inc.	57,500	2,855,450
Xilinx, Inc.	120,250	5,348,720

Software—4.6%
Fiserv, Inc.*	46,800	3,251,664
Microsoft Corp.	203,800	9,568,410
salesforce.com, Inc.*	29,599	1,894,040

Telecommunications—2.1%
Verizon Communications, Inc.	132,200	6,643,050

Textiles—0.5%
Mohawk Industries, Inc.*	11,100	1,576,644
Total common stocks (cost $186,848,673)		317,860,020

Total investment portfolio (cost $186,848,673) 99.6% ‡		317,860,020

Other assets in excess of liabilities 0.4%		1,132,066

Net assets 100.0%		$318,992,086

12	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2014

EAGLE CAPITAL APPRECIATION FUND (cont’d)

* Non-income producing security

‡ As of October 31, 2014, aggregate cost for federal income tax purposes was $187,281,144. Net unrealized appreciation (depreciation) on a tax-basis was $130,578,876, including aggregate gross unrealized appreciation and depreciation of $131,965,724 and $(1,386,848), respectively. The difference between book-basis and tax-basis unrealized appreciation (depreciation) was primarily attributable to deferral of losses from wash sales.

Sector allocation (unaudited)
Sector	Percent of net assets
Consumer, non-cyclical	24.6%
Technology	22.4%
Consumer, cyclical	20.9%
Communications	12.8%
Financial	7.6%
Industrial	6.1%
Energy	4.3%
Basic materials	0.9%

EAGLE GROWTH & INCOME FUND
COMMON STOCKS—96.7%	Shares	Value
Aerospace/defense—2.5%
United Technologies Corp.	153,923	$16,469,761

Banks—12.2%
Capital One Financial Corp.	292,498	24,210,059
JPMorgan Chase & Co.	374,207	22,632,039
The PNC Financial Services Group, Inc.	144,756	12,505,471
Wells Fargo & Co.	373,084	19,807,030

Beverages—5.0%
PepsiCo, Inc.	178,286	17,145,765
The Coca-Cola Co.	360,747	15,108,084

Chemicals—5.5%
E.I. du Pont de Nemours & Co.	219,235	15,160,101
LyondellBasell Industries N.V., Class A	227,821	20,875,238

Computers—4.3%
Apple, Inc.	256,098	27,658,584

Cosmetics/personal care—2.7%
The Procter & Gamble Co.	200,035	17,457,054

Electronics—6.2%
Honeywell International, Inc.	199,930	19,217,272
Tyco International Ltd.	492,584	21,146,631

Entertainment—3.4%
Regal Entertainment Group, Class A	1,006,506	22,294,108

Food—4.4%
General Mills, Inc.	241,678	12,557,589
Sysco Corp.	412,511	15,898,174

Healthcare products—2.8%
St. Jude Medical, Inc.	282,671	18,138,998

Miscellaneous manufacturer—5.9%
3M Co.	152,835	23,501,438
Eaton Corp. PLC	216,030	14,774,292

COMMON STOCKS—96.7%	Shares	Value

Oil & gas—10.7%
Chevron Corp.	148,377	$17,797,821
ConocoPhillips	260,743	18,812,608
Occidental Petroleum Corp.	193,466	17,204,931
Total S.A., Sponsored ADR	258,913	15,506,300

Pharmaceuticals—9.7%
Abbott Laboratories	459,780	20,041,810
Merck & Co., Inc.	344,909	19,984,028
Pfizer, Inc.	770,891	23,088,185

Real estate investment trusts (REITs)—2.6%
American Campus Communities, Inc.	265,172	10,413,304
Simon Property Group, Inc.	38,190	6,844,030

Retail—4.5%
McDonald’s Corp.	107,104	10,038,858
The Home Depot, Inc.	198,832	19,390,097

Semiconductors—3.6%
Applied Materials, Inc.	1,056,059	23,328,343

Software—4.0%
Microsoft Corp.	555,079	26,060,959

Telecommunications—1.8%
AT&T, Inc.	337,248	11,749,720

Toys/games/hobbies—1.8%
Mattel, Inc.	373,757	11,612,630
Transportation—3.1%
United Parcel Service, Inc., Class B	189,355	19,865,233
Total common stocks (cost $479,578,427)		628,296,545

Total investment portfolio (cost $479,578,427) 96.7% ‡		628,296,545

Other assets in excess of liabilities 3.3%		21,572,033

Net assets 100.0%		$649,868,578

‡ As of October 31, 2014, aggregate cost for federal income tax purposes was $478,986,662. Net unrealized appreciation (depreciation) on a tax-basis was $149,309,883, including aggregate gross unrealized appreciation and depreciation of $154,057,103 and $(4,747,220), respectively. The difference between book-basis and tax-basis unrealized appreciation (depreciation) was primarily attributable to deferral of losses from wash sales.

ADR—American depository receipt

Sector allocation (unaudited)
Sector	Percent of net assets
Consumer, non-cyclical	24.6%
Industrial	17.7%
Financial	14.8%
Technology	11.9%
Energy	10.7%
Consumer, cyclical	9.7%
Basic materials	5.5%
Communications	1.8%

The accompanying notes are an integral part of the financial statements.	13

Investment Portfolios

10.31.2014

EAGLE INTERNATIONAL STOCK FUND
COMMON STOCKS—99.6%	Shares	Value
Australia—5.1%
Australia & New Zealand Banking Group Ltd.	4,928	$145,845
BlueScope Steel Ltd.*	13,038	60,441
Commonwealth Bank of Australia	1,413	100,499
CSL Ltd.	279	19,753
Echo Entertainment Group Ltd.	20,250	70,226
Macquarie Group Ltd.	374	20,216
Northern Star Resources Ltd.	28,800	26,896
Western Areas Ltd.	13,500	51,854

Belgium—1.2%
Anheuser-Busch InBev N.V.	597	66,161
bpost S.A.	1,865	46,170

Britain—14.3%
AstraZeneca PLC	1,235	89,920
Aviva PLC	4,654	38,833
Barclays PLC	22,831	87,515
Barratt Developments PLC	16,525	110,874
Bellway PLC	1,202	33,674
BP PLC	14,545	104,788
Britvic PLC	1,467	15,999
BT Group PLC	21,585	127,037
HSBC Holdings PLC	12,069	123,467
Imperial Tobacco Group PLC	5,273	228,950
Lloyds Banking Group PLC*	112,626	139,170
Next PLC	932	96,205
Persimmon PLC*	1,479	34,614
Taylor Wimpey PLC	54,121	102,644
The British Land Co. PLC	3,845	44,865

Denmark—1.7%
AP Moeller—Maersk A/S, Class B	61	142,140
Royal Unibrew A/S*	166	27,110

Finland—0.2%
Valmet OYJ	1,787	18,878

France—9.5%
Airbus Group N.V.	280	16,762
AXA S.A.	5,874	135,721
Cie Generale des Etablissements Michelin	573	49,830
Credit Agricole S.A.	8,402	124,770
Orange S.A.	8,249	131,272
Renault S.A.	1,977	147,269
Societe Generale S.A.	2,070	100,150
Total S.A.	2,479	147,931
Valeo S.A.	501	56,311

Germany—14.1%
Aareal Bank AG	2,081	89,233
Allianz SE	1,462	232,128
Bayer AG	1,913	271,971
Daimler AG	3,148	244,703
Deutsche Lufthansa AG	5,675	83,846
Fresenius SE & Co. KGaA	3,111	160,035
Hannover Rueck SE	239	19,932
Muenchener Rueckversicherungs-Gesellschaft AG	284	55,822
Rheinmetall AG	503	21,619
Volkswagen AG	817	173,743

Hong Kong—4.8%
Cheung Kong Holdings Ltd.	8,000	141,750
Cheung Kong Infrastructure Holdings Ltd.	5,000	36,492

COMMON STOCKS—99.6%	Shares	Value
Hong Kong (cont’d)
New World Development Co. Ltd.	44,000	$55,261
Power Assets Holdings Ltd.	16,000	154,426
Wheelock and Co. Ltd.	15,000	73,022

Israel—1.7%
Teva Pharmaceutical Industries Ltd.	2,876	162,606

Italy—0.5%
Banca Popolare di Milano S.c.a.r.l.*	68,705	51,701

Japan—25.9%
Bridgestone Corp.	4,300	143,706
Calsonic Kansei Corp.	9,000	50,977
Central Japan Railway Co.	1,400	215,992
DTS Corp.	900	18,852
EIZO Corp.	900	16,811
Fuji Heavy Industries Ltd.	1,700	57,680
Fujitsu Ltd.	6,000	36,719
Fuyo General Lease Co. Ltd.	500	20,028
Heiwa Corp.	2,500	51,504
ITOCHU Corp.	6,800	83,256
KDDI Corp.	2,400	154,616
Marubeni Corp.	28,700	186,619
MITSUBA Corp.	1,600	26,236
Mitsubishi Corp.	3,400	67,786
Mitsubishi UFJ Financial Group, Inc.	21,400	127,599
Mitsui & Co. Ltd.	12,100	185,383
Nippon Suisan Kaisha Ltd.*	10,500	30,610
Nippon Telegraph and Telephone Corp.	4,000	249,885
Nippon Yusen K.K.	42,000	110,860
Resona Holdings, Inc.	28,200	164,022
Sankyu, Inc.	10,000	48,129
Shindengen Electric Manufacturing Co. Ltd.	6,000	39,830
SIIX Corp.	1,300	22,814
Sojitz Corp.	58,900	88,433
Sumitomo Corp.	10,300	111,482
Sumitomo Mitsui Financial Group, Inc.	1,700	69,106
Toho Holdings Co. Ltd.	1,000	13,196
Toyo Tire & Rubber Co. Ltd.	1,500	25,066
Toyota Motor Corp.	1,200	72,187

Malta—0.6%
Unibet Group PLC, SDR	938	54,051

Netherlands—7.2%
Aegon N.V.	16,877	137,551
Heineken N.V.	1,398	104,396
ING Groep N.V., CVA*	14,190	203,908
Royal Dutch Shell PLC, Class B	6,635	246,152

New Zealand—0.3%
Air New Zealand Ltd.	17,124	27,458

Singapore—1.0%
First Resources Ltd.	22,000	35,619
Singapore Telecommunications Ltd.	20,000	58,847

Spain—1.5%
Acerinox S.A.	2,665	39,594
Cie Automotive S.A.	2,153	29,232
Iberdrola S.A.	10,411	73,650

Sweden—5.0%
AAK AB	416	22,552
Boliden AB	4,959	82,100
Loomis AB, Class B	667	18,337

14	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2014

EAGLE INTERNATIONAL STOCK FUND (cont’d)
COMMON STOCKS—99.6%	Shares	Value

Sweden (cont’d)
Meda AB, Class A	6,648	$87,519
Skandinaviska Enskilda Banken AB, Class A	13,109	168,215
Svenska Cellulosa AB SCA, Class B	2,367	53,061
Telefonaktiebolaget LM Ericsson, Class B	4,053	47,924

Switzerland—5.0%
ARYZTA AG*	336	28,583
GAM Holding AG*	2,101	35,858
Holcim Ltd.*	257	18,224
Kaba Holding AG, Class B*	41	19,546
Novartis AG	1,834	170,093
Rieter Holding AG*	88	16,235
Roche Holding AG	579	171,011
Swiss Re AG*	256	20,703
Total common stocks (cost $9,538,481)		9,572,853

PREFERRED STOCKS—0.2%
Italy—0.2%
Unipol Gruppo Finanziario SpA	4,425	19,685
Total preferred stocks (cost $17,240)		19,685

Total investment portfolio (cost $9,555,721) 99.8% ‡		9,592,538

Other assets in excess of liabilities 0.2%		16,804

Total net assets 100.0%		$9,609,342

* Non-income producing security

‡ As of October 31, 2014, aggregate cost for federal income tax purposes was $9,562,874. Net unrealized appreciation (depreciation) on a tax-basis was $29,664, including aggregate gross unrealized appreciation and depreciation of $595,218 and $(565,554), respectively. The difference between book-basis and tax-basis unrealized appreciation (depreciation) was primarily attributable to deferral of losses from wash sales.

CVA—Dutch certification

SDR—Swedish depository receipt

Sector allocation (unaudited)
Sector	Percent of net assets
Financial	28.5%
Consumer, cyclical	25.8%
Consumer, non-cyclical	18.6%
Communications	8.0%
Industrial	7.6%
Energy	5.2%
Basic materials	2.7%
Utilities	2.4%
Technology	1.0%

Industry allocation (unaudited)
Industry	Value	Percent of net assets
Banks	$1,695,200	17.6%
Pharmaceuticals	966,316	10.1%
Telecommunications	769,581	8.0%
Distribution/wholesale	722,959	7.5%
Auto manufacturers	695,582	7.2%
Insurance	660,375	6.8%
Transportation	563,291	5.9%
Oil & gas	498,871	5.2%
Auto parts & equipment	402,977	4.2%
Home builders	281,806	2.9%
Real estate	270,033	2.8%
Agriculture	264,569	2.8%
Electric	228,076	2.4%
Beverages	213,666	2.2%
Mining	160,850	1.7%
Healthcare services	160,035	1.7%
Airlines	111,304	1.2%
Entertainment	105,555	1.1%
Iron/steel	100,035	1.0%
Retail	96,205	1.0%
Food	81,745	0.8%
Diversified financial services	76,102	0.8%
Lodging	70,226	0.7%
Electronics	59,171	0.6%
Computers	55,571	0.6%
Cosmetics/personal care	53,061	0.6%
Real estate investment trusts (REITs)	44,865	0.5%
Semiconductors	39,830	0.4%
Engineering & construction	36,492	0.4%
Machinery-diversified	35,113	0.3%
Biotechnology	19,753	0.2%
Commercial services	18,337	0.2%
Building materials	18,224	0.2%
Aerospace/defense	16,762	0.2%
Total investment portfolio	$9,592,538	99.8%

The accompanying notes are an integral part of the financial statements.	15

Investment Portfolios

10.31.2014

EAGLE INVESTMENT GRADE BOND FUND	Principal amount (in thousands)
CORPORATE BONDS—41.8%		Value
Advertising—0.5%
Omnicom Group, Inc., 4.45%, 08/15/20	$250	$270,188

Auto manufacturers—0.9%
American Honda Finance Corp., FRN, 0.36%, 09/02/16	500	499,862

Banks—7.9%
Branch Banking & Trust Co., 2.30%, 10/15/18	250	253,589
Capital One NA, 2.40%, 09/05/19	250	248,749
Citigroup, Inc., 2.55%, 04/08/19	250	252,085
Comerica, Inc., 2.13%, 05/23/19	250	249,403
JPMorgan Chase & Co.
2.20%, 10/22/19	250	246,515
2.35%, 01/28/19	250	251,702
Macquarie Bank Ltd., 144A, 1.60%, 10/27/17 (a)	500	498,071
Manufacturers & Traders Trust Co., 2.30%, 01/30/19	250	251,909
Morgan Stanley, 5.50%, 07/24/20	250	282,889
National Australia Bank Ltd., 144A, 2.25%, 07/01/19 (a)	500	499,675
PNC Funding Corp., 4.38%, 08/11/20	250	273,890
Regions Financial Corp., 2.00%, 05/15/18	500	495,442
The Bank of New York Mellon Corp., 2.20%, 03/04/19	500	501,223
The Goldman Sachs Group, Inc., 2.55%, 10/23/19	250	248,034

Beverages—0.4%
Anheuser-Busch InBev Finance, Inc., 2.15%, 02/01/19	250	250,296

Biotechnology—1.4%
Amgen, Inc., 2.20%, 05/22/19	250	247,854
Gilead Sciences, Inc., 4.50%, 04/01/21	500	549,661

Chemicals—1.3%
Monsanto Co., 2.13%, 07/15/19	250	249,272
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 04/01/20	440	480,700

Commercial services—1.3%
ERAC USA Finance LLC, 144A, 2.35%, 10/15/19 (a)	250	248,607
Moody’s Corp., 2.75%, 07/15/19	500	507,711

Computers—0.4%
NetApp, Inc., 3.38%, 06/15/21	250	251,909

Diversified financial services—2.7%
BlackRock, Inc., 5.00%, 12/10/19	250	283,441
Legg Mason, Inc., 2.70%, 07/15/19	500	503,058
Nuveen Investments, Inc., 5.50%, 09/15/15	500	523,750
Synchrony Financial, 3.00%, 08/15/19	250	252,771

Electric—1.8%
Exelon Generation Co. LLC, 5.20%, 10/01/19	250	279,502
NextEra Energy Capital Holdings, Inc., 2.70%, 09/15/19	250	253,760
PG&E Corp., 2.40%, 03/01/19	250	250,709
The Southern Co., 2.15%, 09/01/19	250	248,630

Electronics—1.7%
Amphenol Corp., 3.13%, 09/15/21	500	502,838
Keysight Technologies, Inc., 144A, 3.30%, 10/30/19 (a)	500	499,982

Food—1.7%
General Mills, Inc., 2.20%, 10/21/19	500	496,731
Ingredion, Inc., 1.80%, 09/25/17	500	501,493

Healthcare products—1.4%
Edwards Lifesciences Corp., 2.88%, 10/15/18	250	254,912
Hospira, Inc., 6.05%, 03/30/17	250	273,425
Zimmer Holdings, Inc., 4.63%, 11/30/19	250	276,773

	Principal amount (in thousands)
CORPORATE BONDS—41.8%		Value
Healthcare services—1.3%
Laboratory Corp. of America Holdings, 2.20%, 08/23/17	$250	$254,686
Roche Holdings, Inc., 144A, 2.88%, 09/29/21 (a)	500	504,671

Insurance—3.9%
Aon Corp., 3.13%, 05/27/16	250	257,786
Assurant, Inc., 2.50%, 03/15/18	500	504,661
Metropolitan Life Global Funding I, 144A, 2.30%, 04/10/19 (a)	500	501,880
Tiaa Asset Management Finance Co. LLC, 144A, 4.13%, 11/01/24 (a)	500	502,836
XLIT Ltd., 2.30%, 12/15/18	500	501,275

Internet—1.3%
Baidu, Inc., 3.25%, 08/06/18	500	514,689
Expedia, Inc., 4.50%, 08/15/24	250	249,686

Media—0.9%
British Sky Broadcasting Group PLC, 144A, 9.50%, 11/15/18 (a)	205	260,248
Comcast Corp., 3.60%, 03/01/24	250	258,093

Miscellaneous manufacturer—0.9%
Crane Co., 2.75%, 12/15/18	250	254,383
Tyco Electronics Group S.A., 2.38%, 12/17/18	250	252,397

Oil & gas—1.7%
CNOOC Nexen Finance ULC, 1.63%, 04/30/17	200	200,056
Petrobras Global Finance BV, 2.00%, 05/20/16	250	249,381
Petroleos Mexicanos, 3.13%, 01/23/19	250	257,096
Total Capital, 4.45%, 06/24/20	250	277,494

Pharmaceuticals—1.7%
AbbVie, Inc., 1.75%, 11/06/17	250	250,778
Bayer US Finance LLC, 144A, 3.00%, 10/08/21 (a)	500	502,725
Owens & Minor, Inc., 3.88%, 09/15/21	250	252,390

Pipelines—0.4%
Enable Midstream Partners LP, 144A, 2.40%, 05/15/19 (a)	250	246,715

Semiconductors—0.9%
Maxim Integrated Products, Inc., 2.50%, 11/15/18	500	498,472

Software—3.6%
Autodesk, Inc., 1.95%, 12/15/17	250	251,783
Broadridge Financial Solutions, Inc., 3.95%, 09/01/20	250	261,772
Fidelity National Information Services, Inc., 1.45%, 06/05/17	250	249,284
Fiserv, Inc., 6.80%, 11/20/17	250	285,211
Intuit, Inc., 5.75%, 03/15/17	250	274,960
Microsoft Corp., 3.63%, 12/15/23	250	263,896
Oracle Corp., 2.50%, 10/15/22	500	482,602

Telecommunications—1.0%
AT&T, Inc., 5.80%, 02/15/19	250	286,430
Verizon Communications, Inc., 4.50%, 09/15/20	250	271,266

Toys/games/hobbies—0.4%
Mattel, Inc., 2.35%, 05/06/19	250	248,515

Transportation—0.4%
J.B. Hunt Transport Services, Inc., 2.40%, 03/15/19	250	251,959
Total corporate bonds (cost $24,042,267)		24,191,087

16	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2014

EAGLE INVESTMENT GRADE BOND FUND (cont’d)
MORTGAGE AND ASSET-BACKED SECURITIES—31.6%	Principal amount (in thousands)	Value
Asset-backed securities—11.1%
AmeriCredit Automobile Receivables Trust, Series 2013-5, Class B, 1.52%, 01/08/19	$1,000	$1,000,326
BMW Vehicle Lease Trust, Series 2014-1, Class A3, 0.73%, 02/21/17	1,000	999,404
CarMax Auto Owner Trust, Series 2013-4, Class B, 1.71%, 07/15/19	1,000	1,001,873
Ford Credit Auto Owner Trust, Series 2012-C, Class D, 2.43%, 01/15/19	1,000	1,016,321
Ford Credit Floorplan Master Owner Trust A, Series 2014-1, Class A1, 1.20%, 02/15/19	1,000	1,000,672
Hyundai Auto Receivables Trust, Series 2014-A, Class B, 1.73%, 08/15/19	1,000	1,001,250
Sierra Timeshare Receivables Funding LLC, 144A, Series 2012-1A, Class B, 3.58%, 11/20/28 (b)	394	402,700

Federal agency mortgage-backed obligations—20.5%
Fannie Mae Pool,
Series 0957, Class MA, 3.00%, 01/01/22	983	1,027,160
Series 1212, Class MA, 2.50%, 10/01/22	1,039	1,067,043
Fannie Mae, REMIC,
Series 2008-18, Class ND, 4.00%, 05/25/20	235	244,323
Series 2011-45, Class NG, 3.00%, 03/25/25	909	946,396
Series 2012-96, Class VA, 3.50%, 02/25/22	399	422,424
Freddie Mac Gold Pool,
Series 13368, Class G, 6.00%, 11/01/23	767	837,129
Series 18509, Class G, 3.50%, 04/01/29	694	733,859
Series 18513, Class G, 3.50%, 05/01/29	418	441,831
Series 18519, Class G, 3.50%, 07/01/29	1,223	1,294,218
Freddie Mac, REMIC,
Series 2628, Class AB, 4.50%, 06/15/18	47	48,878
Series 2885, Class LC, 4.50%, 04/15/34	95	100,390
Series 3650, Class PA, 5.00%, 01/15/40	266	290,671
Series 4068, Class MB, 2.00%, 02/15/42	2,575	2,515,371
Ginnie Mae I Pool, Series 783112, 5.50%, 09/15/22	641	691,424
Ginnie Mae II Pool, Series 5107, 4.00%, 07/20/26	743	792,277
Ginnie Mae, REMIC,
Series 2004-86, Class PK, 4.00%, 09/20/34	171	180,158
Series 2010-169, Class CD, 3.00%, 12/16/25	209	218,009
Total mortgage and asset-backed securities (cost $18,313,743)		18,274,107

U.S. TREASURIES—19.4%
U.S. Treasury Notes,
1.63%, 11/15/22	2,500	2,398,828
1.75%, 09/30/19	1,000	1,006,563
2.13%, 09/30/21	2,000	2,011,875
2.75%, 12/31/17	2,500	2,632,031
2.75%, 02/15/24	2,000	2,076,250
3.63%, 02/15/21	1,000	1,100,000
Total U.S. Treasuries (cost $11,155,306)		11,225,547

U.S. GOVERNMENT AGENCY SECURITIES—3.5%
Federal Farm Credit Banks, 1.15%, 10/10/17	1,000	1,002,494
Private Export Funding Corp., Series CC, 2.25%, 12/15/17	1,000	1,032,628
Total U.S. Government agency securities (cost $2,009,590)		2,035,122

SUPRANATIONAL BANKS—1.7%	Principal amount (in thousands)	Value
Inter-American Development Bank, 1.75%, 10/15/19	$1,000	$996,021
Total supranational banks (cost $995,330)		996,021

Total investment portfolio (cost $56,516,236) 98.0% ‡		56,721,884

Other assets in excess of liabilities 2.0%		1,181,349

Total net assets 100.0%		$57,903,233

(a) Restricted securities deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities. At October 31, 2014, these securities aggregated $4,265,410 or 7.4% of the net assets of the Fund.

(b) Restricted securities deemed to be illiquid for purposes of compliance limitations on holdings of illiquid securities. This security was purchased on February 12, 2013 at a cost of $936,872 which was 0.7% of net assets at the time of purchase. At October 31, 2014, this security had an amortized cost of $398,971 and a market value $402,700 which was 0.7% net assets of the Fund.

‡ As of October 31, 2014, aggregate cost for federal income tax purposes was $56,516,236. Net unrealized appreciation (depreciation) on a tax-basis was $205,648, including aggregate gross unrealized appreciation and depreciation of $394,355 and $(188,707), respectively. The difference between book-basis and tax-basis unrealized appreciation (depreciation) was primarily attributable to deferral of losses from wash sales.

144A—Securities are purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Securities Act of 1933 or exempted from registration, generally may only be sold to qualified institutional buyers.

FRN—Floating rate notes reset their interest rates on a semiannual or quarterly basis. Rate shown was as of October 31, 2014.

REMIC—Real estate mortgage investment conduit

Credit quality breakdown (unaudited)*
Rating	Percent of net assets
AAA/Aaa	50.7%
AA/Aa	11.7%
A/A	17.2%
BBB/Baa	18.4%
Not rated	0.0%

* The table depicts the long-term credit-quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s® (“S&P”), Moody’s Investors Service (“Moody’s”), and Fitch Ratings Inc. (“Fitch”), each of which is a widely used independent nationally recognized statistical rating organization (“NRSRO”). NRSRO ratings are shown because they provide an independent analysis of the credit quality of the Fund’s investments. These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category. Securities may be rated by other NRSROs and these ratings may be higher or lower. When ratings from multiple agencies are available, the highest is used, consistent with the Fund’s portfolio investment process. Credit quality ratings are subject to change without notice. For more information on S&P’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research & Ratings on the homepage. For more information on Fitch’s rating methodology, please visit fitchratings.com and select “Ratings Definitions” at the bottom of the homepage.

Eagle Asset Management, Inc. (“Manager”) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking,

The accompanying notes are an integral part of the financial statements.	17

Investment Portfolios

10.31.2014

EAGLE INVESTMENT GRADE BOND FUND (cont’d)

and structure-specific characteristics. Any securities that are not rated by S&P, Moody’s, or Fitch appear in the table as “Not rated.” However, these securities are analyzed and monitored by the Manager on an ongoing basis. For these securities, the Manager uses its own credit analysis to assign ratings in categories similar to those of S&P or Moody’s. The use of similar categories is not an indication that the Manager’s credit analysis process is consistent or comparable with that of S&P’s, Moody’s, Fitch’s or any other NRSRO’s process were S&P, Moody’s, Fitch or any other NRSRO to rate the same security. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated, but are treated by the Fund as being rated AAA and Aaa for credit quality purposes.

EAGLE MID CAP GROWTH FUND
COMMON STOCKS—99.2%	Shares	Value
Airlines—1.6%
Delta Air Lines, Inc.	276,765	$11,134,256

Apparel—2.7%
Deckers Outdoor Corp.*	78,645	6,878,292
Michael Kors Holdings Ltd.*	76,035	5,975,591
Under Armour, Inc., Class A*	96,280	6,314,042

Beverages—4.9%
Constellation Brands, Inc., Class A*	155,195	14,206,550
Monster Beverage Corp.*	200,451	20,221,497

Biotechnology—2.2%
BioMarin Pharmaceutical, Inc.*	70,416	5,809,320
Medivation, Inc.*	51,930	5,489,001
Vertex Pharmaceuticals, Inc.*	36,805	4,145,715

Building materials—1.1%
Martin Marietta Materials, Inc.	68,636	8,024,921

Chemicals—3.9%
Huntsman Corp.	431,540	10,529,576
RPM International, Inc.	160,690	7,279,257
Westlake Chemical Corp.	134,436	9,484,460

Commercial services—2.3%
CoStar Group, Inc.*	37,962	6,115,298
Gartner, Inc.*	122,735	9,905,942
Computers—3.3%
Cadence Design Systems, Inc.*	292,225	5,245,439
IHS, Inc., Class A*	97,932	12,832,030
Synopsys, Inc.*	121,400	4,974,972

Distribution/wholesale—1.2%
HD Supply Holdings, Inc.*	283,080	8,164,027

Diversified financial services—4.1%
Ameriprise Financial, Inc.	172,405	21,752,339
TD Ameritrade Holding Corp.	201,811	6,809,103

Electrical components & equipment—2.2%
Acuity Brands, Inc.	57,675	8,041,625
Mobileye N.V.*	141,111	7,339,183

Electronics—2.6%
Amphenol Corp., Class A	145,040	7,336,123
Sensata Technologies Holding N.V.*	217,380	10,610,318

Engineering & construction—2.3%
SBA Communications Corp., Class A*	142,335	15,988,491

Environmental control—2.1%
Waste Connections, Inc.	291,402	14,540,960

COMMON STOCKS—99.2%	Shares	Value
Food—1.7%
The WhiteWave Foods Co.*	312,145	$11,621,158

Healthcare products—2.9%
Intuitive Surgical, Inc.*	7,395	3,666,441
Sirona Dental Systems, Inc.*	95,070	7,467,748
The Cooper Companies, Inc.	55,720	9,132,508

Healthcare services—5.7%
Centene Corp.*	102,525	9,500,992
Envision Healthcare Holdings, Inc.*	230,575	8,058,596
HCA Holdings, Inc.*	107,405	7,523,720
Universal Health Services, Inc., Class B	141,885	14,714,894

Home furnishings—2.2%
Harman International Industries, Inc.	141,211	15,157,589

Household products/wares—1.4%
Church & Dwight Co., Inc.	140,140	10,147,537

Insurance—1.6%
Genworth Financial, Inc., Class A*	788,690	11,033,773

Internet—7.0%
Liberty Interactive Corp., Class A*	612,455	16,009,574
Liberty Ventures, Series A*	84,249	2,957,148
LinkedIn Corp., Class A*	20,210	4,627,281
Netflix, Inc.*	12,305	4,833,035
TripAdvisor, Inc.*	157,480	13,962,177
Twitter, Inc.*	160,857	6,670,740

Leisure time—2.3%
Royal Caribbean Cruises Ltd.	237,360	16,133,359

Lodging—2.8%
Starwood Hotels & Resorts Worldwide, Inc.	180,305	13,822,181
Wynn Resorts Ltd.	30,980	5,886,510

Machinery-diversified—2.1%
Flowserve Corp.	126,625	8,609,233
Nordson Corp.	84,085	6,436,707

Media—4.1%
FactSet Research Systems, Inc.	58,145	7,642,579
Sirius XM Holdings, Inc.*	6,059,390	20,783,707

Mining—1.1%
Alcoa, Inc.	440,280	7,379,093

Miscellaneous manufacturer—3.6%
Colfax Corp.*	184,706	10,044,312
Hexcel Corp.*	182,655	7,651,418
Pall Corp.	78,785	7,202,525

Oil & gas—4.3%
Athlon Energy, Inc.*	213,796	12,464,307
Diamondback Energy, Inc.*	45,285	3,099,305
Gulfport Energy Corp.*	85,347	4,282,713
Memorial Resource Development Corp.*	242,465	6,568,377
Rice Energy, Inc.*	129,380	3,419,513

Oil & gas services—1.5%
FMC Technologies, Inc.*	187,020	10,480,601

Pharmaceuticals—4.0%
AmerisourceBergen Corp.	87,790	7,498,144
Catamaran Corp.*	141,653	6,752,599
Mylan, Inc.*	258,330	13,833,571

18	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2014

EAGLE MID CAP GROWTH FUND (cont’d)
COMMON STOCKS—99.2%	Shares	Value
Retail—3.3%
AutoZone, Inc.*	14,580	$8,070,322
Chipotle Mexican Grill, Inc.*	5,315	3,390,970
Family Dollar Stores, Inc.	55,510	4,345,878
Sally Beauty Holdings, Inc.*	244,552	7,167,819

Semiconductors—3.4%
Altera Corp.	98,455	3,383,898
IPG Photonics Corp.*	98,189	7,208,055
Microchip Technology, Inc.	80,785	3,482,641
Skyworks Solutions, Inc.	161,015	9,377,514

Software—5.7%
ANSYS, Inc.*	102,620	8,061,827
Autodesk, Inc.*	120,990	6,961,765
Cerner Corp.*	61,965	3,924,863
Concur Technologies, Inc.*	70,582	9,057,082
NetSuite, Inc.*	38,844	4,220,789
ServiceNow, Inc.*	116,385	7,906,033

Telecommunications—1.5%
Palo Alto Networks, Inc.*	102,305	10,813,639

Transportation—0.5%
Old Dominion Freight Line, Inc.*	49,450	3,603,422
Total common stocks (cost $474,378,830)		693,200,510

Total investment portfolio (cost $474,378,830) 99.2% ‡		693,200,510

Other assets in excess of liabilities 0.8%		5,585,377

Net assets 100.0%		$698,785,887

* Non-income producing security

‡ As of October 31, 2014, aggregate cost for federal income tax purposes was $474,954,121. Net unrealized appreciation (depreciation) on a tax-basis was $218,246,389, including aggregate gross unrealized appreciation and depreciation of $222,187,237 and $(3,940,848), respectively. The difference between book-basis and tax-basis unrealized appreciation (depreciation) was primarily attributable to deferral of losses from wash sales.

Sector allocation (unaudited)
Sector	Percent of net assets
Consumer, non-cyclical	25.1%
Industrial	16.5%
Consumer, cyclical	16.1%
Communications	12.6%
Technology	12.4%
Energy	5.8%
Financial	5.7%
Basic materials	5.0%

EAGLE MID CAP STOCK FUND
COMMON STOCKS—95.8%	Shares	Value
Aerospace/defense—0.7%
B/E Aerospace, Inc.*	34,732	$2,585,797

Apparel—1.6%
Hanesbrands, Inc.	58,762	6,205,855

Auto parts & equipment—0.8%
BorgWarner, Inc.	53,630	3,057,983

Banks—5.6%
East West Bancorp, Inc.	143,595	5,278,552
First Republic Bank	107,324	5,466,011
Signature Bank*	50,528	6,120,457
SVB Financial Group*	43,335	4,853,087

Biotechnology—1.1%
Bio-Rad Laboratories, Inc., Class A*	38,214	4,311,304

Chemicals—2.8%
Airgas, Inc.	32,610	3,637,319
Platform Specialty Products Corp.*	80,472	2,092,272
Rockwood Holdings, Inc.	66,080	5,082,213

Commercial services—2.3%
Quanta Services, Inc.*	171,815	5,855,455
Towers Watson & Co., Class A	26,530	2,925,994

Computers—1.6%
IHS, Inc., Class A*	23,640	3,097,549
Jack Henry & Associates, Inc.	50,777	3,037,480

Distribution/wholesale—1.5%
LKQ Corp.*	205,839	5,880,820

Diversified financial services—4.2%
Affiliated Managers Group, Inc.*	30,578	6,109,178
Invesco Ltd.	110,623	4,476,913
Portfolio Recovery Associates, Inc.*	92,504	5,850,878

Electric—1.1%
ITC Holdings Corp.	65,065	2,577,225
NRG Energy, Inc.	60,075	1,801,048

Electronics—4.4%
Agilent Technologies, Inc.	42,610	2,355,481
Amphenol Corp., Class A	74,050	3,745,449
FLIR Systems, Inc.	82,410	2,763,208
Mettler-Toledo International, Inc.*	16,628	4,297,839
Trimble Navigation Ltd.*	149,070	4,004,020

Environmental control—1.6%
Stericycle, Inc.*	26,180	3,298,680
Waste Connections, Inc.	61,390	3,063,361

Food—3.6%
Flowers Foods, Inc.	222,541	4,228,279
The Hain Celestial Group, Inc.*	63,540	6,878,205
The WhiteWave Foods Co.*	81,828	3,046,456

Healthcare products—6.3%
DENTSPLY International, Inc.	106,881	5,426,348
Edwards Lifesciences Corp.*	28,077	3,395,071
IDEXX Laboratories, Inc.*	17,953	2,543,402
Sirona Dental Systems, Inc.*	36,668	2,880,271
Techne Corp.	36,170	3,293,279
Teleflex, Inc.	35,892	4,095,995
Varian Medical Systems, Inc.*	32,170	2,706,140

Healthcare services—1.9%
Envision Healthcare Holdings, Inc.*	121,081	4,231,781
MEDNAX, Inc.*	53,580	3,344,999

The accompanying notes are an integral part of the financial statements.	19

Investment Portfolios

10.31.2014

EAGLE MID CAP STOCK FUND (cont’d)
COMMON STOCKS—95.8%	Shares	Value
Household products/wares—1.2%
Church & Dwight Co., Inc.	63,013	$4,562,771

Insurance—3.5%
Arthur J Gallagher & Co.	101,476	4,840,405
HCC Insurance Holdings, Inc.	105,540	5,508,133
ProAssurance Corp.	68,640	3,210,979

Internet—1.0%
F5 Networks, Inc.*	31,960	3,930,441

Iron/steel—1.2%
Steel Dynamics, Inc.	204,205	4,698,757

Leisure time—2.7%
Jarden Corp.*	93,710	6,099,584
Polaris Industries, Inc.	29,040	4,380,974

Lodging—1.4%
Wyndham Worldwide Corp.	67,717	5,259,579

Machinery-diversified—5.0%
Flowserve Corp.	64,878	4,411,055
IDEX Corp.	44,774	3,354,020
Roper Industries, Inc.	18,905	2,992,662
The Middleby Corp.*	65,823	5,825,335
Wabtec Corp.	33,605	2,900,112

Miscellaneous manufacturer—2.7%
AptarGroup, Inc.	50,782	3,160,672
Donaldson Co., Inc.	100,950	4,197,501
Pall Corp.	32,975	3,014,574

Oil & gas—1.4%
Oasis Petroleum, Inc.*	90,385	2,707,935
SM Energy Co.	51,363	2,891,737

Oil & gas services—4.4%
Core Laboratories N.V.	26,167	3,651,081
FMC Technologies, Inc.*	52,015	2,914,921
Helix Energy Solutions Group, Inc.*	159,513	4,249,426
Oil States International, Inc.*	46,862	2,799,536
Superior Energy Services, Inc.	138,584	3,485,388

Packaging & containers—1.3%
Berry Plastics Group, Inc.*	188,523	4,905,368

Pharmaceuticals—3.8%
Catamaran Corp.*	96,310	4,591,098
Omnicare, Inc.	75,875	5,052,516
Zoetis, Inc.	141,805	5,269,474

Real estate investment trusts (REITs)—2.1%
DDR Corp.	239,259	4,340,159
Essex Property Trust, Inc.	19,099	3,853,414

Retail—7.4%
Bloomin’ Brands, Inc.*	239,349	4,526,089
Dunkin’ Brands Group, Inc.	105,935	4,817,924
MSC Industrial Direct Co., Inc., Class A	43,480	3,520,576
PVH Corp.	43,360	4,958,216
Tractor Supply Co.	81,571	5,972,629
Ulta Salon, Cosmetics & Fragrance, Inc.*	40,334	4,872,750

Semiconductors—2.8%
Microchip Technology, Inc.	120,780	5,206,826
Skyworks Solutions, Inc.	99,600	5,800,704

COMMON STOCKS—95.8%	Shares	Value
Software—7.2%
ANSYS, Inc.*	39,385	$3,094,086
CommVault Systems, Inc.*	108,598	4,815,235
Informatica Corp.*	168,340	6,003,005
Nuance Communications, Inc.*	169,045	2,608,364
Open Text Corp.	64,849	3,574,477
Qlik Technologies, Inc.*	137,704	3,903,908
SolarWinds, Inc.*	85,740	4,076,937

Telecommunications—2.3%
NeuStar, Inc., Class A*	103,630	2,736,869
NICE-Systems Ltd., Sponsored ADR	149,643	6,087,477

Transportation—3.3%
Expeditors International of Washington, Inc.	102,721	4,382,078
Genesee & Wyoming, Inc., Class A*	48,654	4,680,515
J.B. Hunt Transport Services, Inc.	47,178	3,763,389
Total common stocks (cost $288,634,960)		372,363,315

Total investment portfolio (cost $288,634,960) 95.8% ‡		372,363,315

Other assets in excess of liabilities 4.2%		16,518,323

Net assets 100.0%		$388,881,638

* Non-income producing security

‡ As of October 31, 2014, aggregate cost for federal income tax purposes was $289,380,272. Net unrealized appreciation (depreciation) on a tax-basis was $82,983,043, including aggregate gross unrealized appreciation and depreciation of $89,515,066 and $(6,532,023), respectively. The difference between book-basis and tax-basis unrealized appreciation (depreciation) was primarily attributable to deferral of losses from wash sales.

ADR—American depository receipt

Sector allocation (unaudited)
Sector	Percent of net assets
Consumer, non-cyclical	20.2%
Industrial	19.0%
Financial	15.4%
Consumer, cyclical	15.4%
Technology	11.6%
Energy	5.8%
Basic materials	4.0%
Communications	3.3%
Utilities	1.1%

20	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2014

EAGLE SMALL CAP GROWTH FUND
COMMON STOCKS—99.5%	Shares	Value
Airlines—1.1%
JetBlue Airways Corp.*	3,518,043	$40,598,216

Apparel—2.4%
Deckers Outdoor Corp.*	536,238	46,899,376
Steven Madden Ltd.*	1,404,032	44,016,403

Auto parts & equipment—1.0%
WABCO Holdings, Inc.*	402,720	39,216,874

Banks—0.6%
UMB Financial Corp.	360,988	21,507,665

Biotechnology—4.8%
Acorda Therapeutics, Inc.*	1,210,934	42,164,722
Celladon Corp.*	1,301,486	14,381,420
Cubist Pharmaceuticals, Inc.*	287,170	20,759,519
Dermira, Inc.*	611,035	9,391,608
Isis Pharmaceuticals, Inc.*	609,807	28,087,710
NPS Pharmaceuticals, Inc.*	659,495	18,070,163
Puma Biotechnology, Inc.*	116,710	29,247,526
Seattle Genetics, Inc.*	514,650	18,872,216
Theravance Biopharma, Inc.*	19,783	362,029

Building materials—1.7%
Martin Marietta Materials, Inc.	340,909	39,859,080
Trex Co., Inc.*	600,000	25,800,000

Chemicals—3.6%
Chemtura Corp.*	1,016,903	23,683,671
Huntsman Corp.	3,157,317	77,038,535
Quaker Chemical Corp.	405,329	33,269,404

Commercial services—6.1%
EVERTEC, Inc.	1,042,620	23,667,474
HMS Holdings Corp.*	1,504,648	34,952,973
LifeLock, Inc.*	1,613,544	27,285,029
PAREXEL International Corp.*	725,615	39,408,151
Sotheby’s	610,511	24,212,866
Team Health Holdings, Inc.*	782,733	48,952,122
The Advisory Board Co.*	568,543	30,513,703

Computers—1.9%
Electronics for Imaging, Inc.*	454,026	20,758,069
Manhattan Associates, Inc.*	592,881	23,780,457
Qualys, Inc.*	798,030	25,600,802

Distribution/wholesale—0.8%
MWI Veterinary Supply, Inc.*	184,080	31,230,092

Diversified financial services—2.1%
Artisan Partners Asset Management, Inc., Class A	580,874	28,160,771
Stifel Financial Corp.*	1,072,811	50,969,251

Electrical components & equipment—1.2%
Acuity Brands, Inc.	319,829	44,593,757

Electronics—2.3%
Coherent, Inc.*	800,941	52,181,306
InvenSense, Inc.*	1,166,843	18,914,525
Woodward, Inc.	323,217	16,551,943

Engineering & construction—0.9%
EMCOR Group, Inc.	748,882	33,048,163

Entertainment—1.7%
Bally Technologies, Inc.*	501,372	40,310,309
Multimedia Games Holding Co., Inc.*	677,280	23,637,072

COMMON STOCKS—99.5%	Shares	Value
Environmental control—2.2%
Waste Connections, Inc.	1,694,631	$84,562,087

Food—5.1%
Pinnacle Foods, Inc.	955,332	32,290,222
The Fresh Market, Inc.*	498,547	18,301,660
The Hain Celestial Group, Inc.*	408,561	44,226,728
The WhiteWave Foods Co.*	1,357,824	50,551,788
United Natural Foods, Inc.*	706,924	48,084,970

Healthcare products—3.2%
Align Technology, Inc.*	378,030	19,891,939
Cyberonics, Inc.*	365,899	19,209,697
Natus Medical, Inc.*	698,710	23,756,140
Sirona Dental Systems, Inc.*	498,252	39,137,695
Thoratec Corp.*	686,468	18,658,200

Healthcare services—2.2%
Acadia Healthcare Co., Inc.*	426,276	26,450,426
Centene Corp.*	593,534	55,002,796

Home furnishings—1.4%
Universal Electronics, Inc.*	917,956	52,222,517

Household products/wares—0.7%
Tumi Holdings, Inc.*	1,289,069	26,773,963

Insurance—1.5%
Enstar Group Ltd.*	202,491	29,982,842
ProAssurance Corp.	557,074	26,059,922

Internet—1.9%
HomeAway, Inc.*	1,164,486	40,640,561
WebMD Health Corp.*	395,476	16,878,916
Zillow, Inc., Class A*	124,901	13,580,486

Lodging—0.4%
Intrawest Resorts Holdings, Inc.*	1,519,339	16,165,767

Machinery-diversified—2.0%
Chart Industries, Inc.*	396,987	18,479,745
Cognex Corp.*	1,441,148	57,011,815

Media—0.7%
Houghton Mifflin Harcourt Co.*	1,374,378	27,501,304

Metal fabricate/hardware—0.6%
RTI International Metals, Inc.*	1,019,263	24,003,644

Mining—0.3%
Constellium N.V., Class A*	622,226	12,600,076

Miscellaneous manufacturer—3.4%
Colfax Corp.*	1,251,249	68,042,921
Hexcel Corp.*	1,056,896	44,273,373
Proto Labs, Inc.*	248,071	16,216,401

Oil & gas—3.3%
Athlon Energy, Inc.*	818,505	47,718,842
Diamondback Energy, Inc.*	367,260	25,135,274
Gulfport Energy Corp.*	1,064,410	53,412,094

Oil & gas services—1.3%
Geospace Technologies Corp.*	567,368	17,469,261
Thermon Group Holdings, Inc.*	1,251,908	30,508,998

Pharmaceuticals—5.1%
Anacor Pharmaceuticals, Inc.*	1,258,892	37,024,014
Chimerix, Inc.*	651,380	20,218,835
Enanta Pharmaceuticals, Inc.*	627,756	26,993,508

The accompanying notes are an integral part of the financial statements.	21

Investment Portfolios

10.31.2014

EAGLE SMALL CAP GROWTH FUND (cont’d)
COMMON STOCKS—99.5%	Shares	Value
Pharmaceuticals (cont’d)
Keryx Biopharmaceuticals, Inc.*	1,305,762	$22,002,090
Ophthotech Corp.*	517,087	21,572,870
Portola Pharmaceuticals, Inc.*	862,217	24,573,184
Receptos, Inc.*	377,536	39,131,606

Real estate investment trusts (REITs)—2.4%
The Geo Group, Inc.	1,333,247	53,249,885
Two Harbors Investment Corp.	3,500,272	35,457,755

Retail—7.2%
Buffalo Wild Wings, Inc.*	276,474	41,272,039
Domino’s Pizza, Inc.	326,319	28,973,864
Genesco, Inc.*	1,186,605	91,000,737
The Pantry, Inc.*	1,292,733	33,313,729
Vitamin Shoppe, Inc.*	1,614,932	75,788,759

Semiconductors—6.0%
Cavium, Inc.*	1,356,778	69,616,279
IPG Photonics Corp.*	658,921	48,371,391
SunEdison, Inc.*	1,580,330	30,832,238
Teradyne, Inc.	1,306,005	24,030,492
Veeco Instruments, Inc.*	1,453,054	52,295,413

Software—11.6%
ANSYS, Inc.*	359,070	28,208,539
Aspen Technology, Inc.*	665,366	24,571,967
Concur Technologies, Inc.*	236,297	30,321,631
Cornerstone OnDemand, Inc.*	841,003	30,503,179
Guidewire Software, Inc.*	523,995	26,168,310
MedAssets, Inc.*	1,777,550	38,501,733
Medidata Solutions, Inc.*	1,554,864	70,139,915
Proofpoint, Inc.*	1,132,558	49,877,854
PTC, Inc.*	1,511,888	57,678,527
RealPage, Inc.*	1,052,340	20,909,996
The Ultimate Software Group, Inc.*	393,158	59,174,211

Telecommunications—3.7%
Aruba Networks, Inc.*	1,280,910	27,642,038
Finisar Corp.*	1,819,248	30,417,826
Fortinet, Inc.*	2,147,198	55,934,508
RF Micro Devices, Inc.*	2,023,760	26,329,118

Transportation—1.1%
Landstar System, Inc.	570,617	42,231,364
Total common stocks (cost $2,650,485,846)		3,751,087,446

Total investment portfolio (cost $2,650,485,846) 99.5% ‡		3,751,087,446

Other assets in excess of liabilities 0.5%		18,203,718

Net assets 100.0%		$3,769,291,164

* Non-income producing security

‡ As of October 31, 2014, aggregate cost for federal income tax purposes was $2,666,783,858. Net unrealized appreciation (depreciation) on a tax-basis was $1,084,303,588, including aggregate gross unrealized appreciation and depreciation of $1,144,485,398 and $(60,181,810), respectively. The difference between book-basis and tax-basis unrealized appreciation (depreciation) was primarily attributable to deferral of losses from wash sales.

Sector allocation (unaudited)
Sector	Percent of net assets
Consumer, non-cyclical	27.2%
Technology	19.5%
Consumer, cyclical	16.0%
Industrial	15.4%
Financial	6.6%
Communications	6.3%
Energy	4.6%
Basic materials	3.9%

EAGLE SMALL CAP STOCK FUND
COMMON STOCKS—95.9%	Shares	Value
Advertising—0.7%
MDC Partners, Inc., Class A	11,773	$243,701

Aerospace/defense—1.6%
Astronics Corp.*	3,629	188,019
HEICO Corp.	6,547	355,109

Apparel—2.0%
Iconix Brand Group, Inc.*	9,680	387,297
Steven Madden Ltd.*	8,834	276,946

Auto parts & equipment—1.0%
Gentherm, Inc.*	8,305	346,318

Banks—5.4%
Eagle Bancorp, Inc.*	13,972	502,014
First Midwest Bancorp, Inc.	19,732	331,300
South State Corp.	6,877	414,752
Texas Capital Bancshares, Inc.*	4,368	267,103
Western Alliance Bancorporation*	10,675	284,169

Biotechnology—1.2%
Bio-Rad Laboratories, Inc., Class A*	3,513	396,337

Building materials—0.6%
AAON, Inc.	10,228	200,980

Chemicals—3.8%
Balchem Corp.	8,810	570,007
Quaker Chemical Corp.	4,362	358,033
Sensient Technologies Corp.	5,829	344,960

Commercial services—5.9%
Healthcare Services Group, Inc.	15,696	467,427
LifeLock, Inc.*	29,159	493,079
Monro Muffler Brake, Inc.	5,844	312,303
Ritchie Bros Auctioneers, Inc.	16,997	414,557
The Advisory Board Co.*	5,262	282,411

Distribution/wholesale—1.1%
Beacon Roofing Supply, Inc.*	12,708	351,630

Diversified financial services—4.8%
Evercore Partners, Inc., Class A	7,712	399,250
Financial Engines, Inc.	7,867	313,657
Portfolio Recovery Associates, Inc.*	7,940	502,205
WageWorks, Inc.*	6,745	384,533

22	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2014

EAGLE SMALL CAP STOCK FUND (cont’d)
COMMON STOCKS—95.9%	Shares	Value
Electric—0.9%
ALLETE, Inc.	5,663	$295,835

Electronics—1.1%
Control4 Corp.*	23,684	367,339

Engineering & construction—0.6%
Mistras Group, Inc.*	12,090	199,364

Food—2.6%
J & J Snack Foods Corp.	2,556	263,344
The Chefs’ Warehouse, Inc.*	10,563	188,761
TreeHouse Foods, Inc.*	4,882	415,800

Healthcare products—7.8%
Cantel Medical Corp.	8,446	358,111
Cyberonics, Inc.*	6,649	349,073
Globus Medical, Inc., Class A*	21,595	478,761
ICU Medical, Inc.*	5,027	356,414
Integra LifeSciences Holdings Corp.*	7,612	389,049
Masimo Corp.*	8,163	206,034
Techne Corp.	2,592	236,002
West Pharmaceutical Services, Inc.	4,541	232,726

Healthcare services—1.5%
ICON PLC*	4,164	219,068
IPC The Hospitalist Co., Inc.*	6,985	290,995

Household products/wares—1.2%
Tumi Holdings, Inc.*	19,370	402,315

Housewares—0.8%
The Toro Co.	4,508	278,279

Insurance—3.4%
AmTrust Financial Services, Inc.	10,181	456,821
ProAssurance Corp.	8,283	387,479
Selective Insurance Group, Inc.	10,756	277,720

Internet—1.1%
j2 Global, Inc.	6,486	350,828

Machinery-diversified—0.9%
Cognex Corp.*	7,527	297,768

Metal fabricate/hardware—0.8%
RBC Bearings, Inc.	4,218	256,243

Miscellaneous manufacturer—3.8%
Actuant Corp., Class A	7,637	242,016
CLARCOR, Inc.	7,129	477,358
Proto Labs, Inc.*	5,478	358,097
Raven Industries, Inc.	7,976	202,192

Oil & gas—2.1%
Carrizo Oil & Gas, Inc.*	5,765	299,434
Emerald Oil, Inc.*	49,958	158,867
Stone Energy Corp.*	9,572	234,514

Oil & gas services—3.3%
CARBO Ceramics, Inc.	3,493	180,483
Dril-Quip, Inc.*	1,364	122,692
Forum Energy Technologies, Inc.*	14,189	387,360
Helix Energy Solutions Group, Inc.*	15,103	402,344

Packaging & containers—1.4%
Berry Plastics Group, Inc.*	18,396	478,664

Pharmaceuticals—2.1%
Akorn, Inc.*	5,148	229,343
Prestige Brands Holdings, Inc.*	13,475	477,285

COMMON STOCKS—95.9%	Shares	Value
Pipelines—0.8%
Primoris Services Corp.	8,959	$257,302

Real estate—1.0%
HFF, Inc., Class A	11,124	350,184

Real estate investment trusts (REITs)—3.8%
American Assets Trust, Inc.	7,820	299,819
BioMed Realty Trust, Inc.	9,792	212,682
Corporate Office Properties Trust	10,830	296,092
Pebblebrook Hotel Trust	10,946	466,300

Retail—5.4%
Casey’s General Stores, Inc.	4,122	337,468
Del Frisco’s Restaurant Group, Inc.*	17,734	411,783
Lumber Liquidators Holdings, Inc.*	3,715	199,756
Popeyes Louisiana Kitchen, Inc.*	5,809	269,247
Texas Roadhouse, Inc.	7,885	227,640
Vitamin Shoppe, Inc.*	7,877	369,668

Semiconductors—3.2%
Diodes, Inc.*	16,093	415,682
Power Integrations, Inc.	7,339	369,592
Semtech Corp.*	10,656	270,450

Software—10.9%
Bottomline Technologies de, Inc.*	13,710	343,984
CommVault Systems, Inc.*	10,470	464,240
Constant Contact, Inc.*	8,330	294,549
Monotype Imaging Holdings, Inc.	9,617	275,142
Omnicell, Inc.*	10,236	330,725
Qlik Technologies, Inc.*	17,355	492,014
SciQuest, Inc.*	20,162	300,615
SolarWinds, Inc.*	9,019	428,854
SPS Commerce, Inc.*	4,356	253,955
Tangoe, Inc.*	30,832	452,305

Telecommunications—3.9%
NeuStar, Inc., Class A*	10,058	265,632
NICE-Systems Ltd., Sponsored ADR	13,448	547,064
Plantronics, Inc.	9,624	499,197

Transportation—3.4%
Hub Group, Inc., Class A*	7,884	286,110
Landstar System, Inc.	6,196	458,566
Roadrunner Transportation Systems, Inc.*	18,260	376,339
Total common stocks (cost $29,677,564)		32,015,831

Total investment portfolio (cost $29,677,564) 95.9% ‡		32,015,831

Other assets in excess of liabilities 4.1%		1,384,022

Net assets 100.0%		$33,399,853

* Non-income producing security

‡ As of October 31, 2014, aggregate cost for federal income tax purposes was $29,734,024. Net unrealized appreciation (depreciation) on a tax-basis was $2,281,807, including aggregate gross unrealized appreciation and depreciation of $3,978,017 and $(1,696,210), respectively. The difference between book-basis and tax-basis unrealized appreciation (depreciation) was primarily attributable to deferral of losses from wash sales.

ADR—American depository receipt

The accompanying notes are an integral part of the financial statements.	23

Investment Portfolios

10.31.2014

EAGLE SMALL CAP STOCK FUND (cont’d)
Sector allocation (unaudited)
Sector	Percent of net assets
Consumer, non-cyclical	22.3%
Financial	18.4%
Industrial	14.2%
Technology	14.1%
Consumer, cyclical	10.3%
Energy	6.2%
Communications	5.7%
Basic materials	3.8%
Utilities	0.9%

EAGLE SMALLER COMPANY FUND
COMMON STOCKS—97.7%	Shares	Value
Advertising—0.5%
MDC Partners, Inc., Class A	19,848	$410,854

Aerospace/defense—3.8%
Astronics Corp.*	6,019	311,844
HEICO Corp.	10,899	591,162
HEICO Corp., Class A	35,323	1,616,027
Orbital Sciences Corp.*	30,038	790,000

Apparel—2.4%
Carter’s, Inc.	12,958	1,012,409
Iconix Brand Group, Inc.*	16,346	654,003
Steven Madden Ltd.*	14,527	455,421

Auto parts & equipment—0.7%
Gentherm, Inc.*	14,780	616,326

Banks—4.5%
Eagle Bancorp, Inc.*	23,504	844,499
First Midwest Bancorp, Inc.	33,640	564,815
Signature Bank*	5,216	631,814
South State Corp.	11,631	701,466
Texas Capital Bancshares, Inc.*	11,702	715,577
Western Alliance Bancorporation*	18,060	480,757

Biotechnology—1.8%
Bio-Rad Laboratories, Inc., Class A*	6,268	707,156
Charles River Laboratories International, Inc.*	14,290	902,556

Building materials—0.4%
AAON, Inc.	17,955	352,816

Chemicals—2.4%
Balchem Corp.	14,811	958,272
Quaker Chemical Corp.	7,262	596,065
Sensient Technologies Corp.	9,837	582,153

Commercial services—7.0%
Gartner, Inc.*	3,514	283,615
Healthcare Services Group, Inc.	26,465	788,128
LifeLock, Inc.*	49,210	832,141
Monro Muffler Brake, Inc.	9,859	526,865
On Assignment, Inc.*	43,718	1,272,194
PAREXEL International Corp.*	23,634	1,283,562
Ritchie Bros Auctioneers, Inc.	28,792	702,237
The Advisory Board Co.*	8,761	470,203

COMMON STOCKS—97.7%	Shares	Value
Distribution/wholesale—0.7%
Beacon Roofing Supply, Inc.*	21,632	$598,557

Diversified financial services—5.3%
Evercore Partners, Inc., Class A	13,266	686,781
Financial Engines, Inc.	13,097	522,177
MarketAxess Holdings, Inc.	7,132	461,084
Portfolio Recovery Associates, Inc.*	12,964	819,973
The NASDAQ OMX Group, Inc.	35,860	1,551,304
WageWorks, Inc.*	11,433	651,795

Electric—1.8%
ALLETE, Inc.	29,795	1,556,491

Electrical components & equipment—1.2%
Belden, Inc.	15,392	1,095,756

Electronics—2.2%
Control4 Corp.*	40,301	625,069
FLIR Systems, Inc.	38,950	1,305,993

Engineering & construction—0.4%
AECOM Technology Corp.*	1	32
Mistras Group, Inc.*	20,319	335,060

Food—1.7%
J & J Snack Foods Corp.	4,269	439,835
The Chefs’ Warehouse, Inc.*	17,893	319,748
TreeHouse Foods, Inc.*	8,195	697,968

Healthcare products—5.1%
Cantel Medical Corp.	14,824	628,538
Cyberonics, Inc.*	11,290	592,725
Globus Medical, Inc., Class A*	36,807	816,011
ICU Medical, Inc.*	8,412	596,411
Integra LifeSciences Holdings Corp.*	12,883	658,450
Masimo Corp.*	16,123	406,945
Techne Corp.	4,241	386,143
West Pharmaceutical Services, Inc.	8,878	454,997

Healthcare services—5.2%
Acadia Healthcare Co., Inc.*	5,461	338,855
AmSurg Corp.*	33,001	1,782,384
ICON PLC*	10,767	566,452
IPC The Hospitalist Co., Inc.*	13,045	543,455
MEDNAX, Inc.*	22,135	1,381,888

Household products/wares—0.8%
Tumi Holdings, Inc.*	32,861	682,523

Housewares—0.5%
The Toro Co.	7,479	461,679

Insurance—3.7%
American Equity Investment Life Holding Co.	48,225	1,244,687
AmTrust Financial Services, Inc.	17,086	766,649
Assured Guaranty Ltd.	25,434	587,017
ProAssurance Corp.	4,000	187,120
Selective Insurance Group, Inc.	17,941	463,236

Internet—0.7%
j2 Global, Inc.	11,048	597,586

Leisure time—1.6%
Jarden Corp.*	22,175	1,443,371

Machinery-diversified—2.7%
Altra Industrial Motion Corp.	14,739	464,573
Cognex Corp.*	12,596	498,298
IDEX Corp.	19,470	1,458,498

24	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2014

EAGLE SMALLER COMPANY FUND (cont’d)
COMMON STOCKS—97.7%	Shares	Value

Media—1.0%
John Wiley & Sons, Inc., Class A	14,463	$844,495

Metal fabricate/hardware—0.5%
RBC Bearings, Inc.	7,048	428,166

Miscellaneous manufacturer—5.0%
Actuant Corp., Class A	12,913	409,213
AptarGroup, Inc.	14,470	900,613
Barnes Group, Inc.	35,599	1,301,499
CLARCOR, Inc.	12,005	803,855
Proto Labs, Inc.*	9,776	639,057
Raven Industries, Inc.	13,419	340,172

Oil & gas—3.0%
Carrizo Oil & Gas, Inc.*	9,744	506,103
Emerald Oil, Inc.*	84,041	267,250
Range Resources Corp.	9,140	625,176
Rosetta Resources, Inc.*	22,660	861,760
Stone Energy Corp.*	16,347	400,502

Oil & gas services—4.0%
CARBO Ceramics, Inc.	6,615	341,797
Dril-Quip, Inc.*	2,261	203,377
Forum Energy Technologies, Inc.*	23,829	650,532
Helix Energy Solutions Group, Inc.*	25,582	681,504
Oceaneering International, Inc.	24,132	1,695,756

Packaging & containers—1.4%
Berry Plastics Group, Inc.*	31,660	823,793
Silgan Holdings, Inc.	8,616	423,563

Pharmaceuticals—1.3%
Akorn, Inc.*	2,800	124,740
Prestige Brands Holdings, Inc.*	29,925	1,059,943

Pipelines—0.5%
Primoris Services Corp.	15,034	431,776

Real estate—0.7%
HFF, Inc., Class A	18,889	594,626

Real estate investment trusts (REITs)—2.5%
American Assets Trust, Inc.	13,185	505,513
BioMed Realty Trust, Inc.	16,754	363,897
Corporate Office Properties Trust	18,851	515,386
Pebblebrook Hotel Trust	19,025	810,465

Retail—4.5%
Casey’s General Stores, Inc.	6,905	565,312
Del Frisco’s Restaurant Group, Inc.*	29,881	693,837
Lumber Liquidators Holdings, Inc.*	6,305	339,020
Popeyes Louisiana Kitchen, Inc.*	29,083	1,347,997
Texas Roadhouse, Inc.	13,442	388,071
Vitamin Shoppe, Inc.*	13,511	634,071

Semiconductors—2.8%
Diodes, Inc.*	26,888	694,517
Intersil Corp., Class A	53,965	717,195
Power Integrations, Inc.	12,079	608,299
Semtech Corp.*	17,793	451,586

COMMON STOCKS—97.7%	Shares	Value

Software—7.5%
Bottomline Technologies de, Inc.*	39,406	$988,697
CommVault Systems, Inc.*	17,755	787,257
Constant Contact, Inc.*	14,104	498,717
Monotype Imaging Holdings, Inc.	16,013	458,132
Omnicell, Inc.*	19,949	644,552
Qlik Technologies, Inc.*	29,318	831,165
SciQuest, Inc.*	37,333	556,635
SolarWinds, Inc.*	14,962	711,443
SPS Commerce, Inc.*	7,254	422,908
Tangoe, Inc.*	51,294	752,483

Telecommunications—2.8%
NeuStar, Inc., Class A*	26,702	705,200
NICE-Systems Ltd., Sponsored ADR	22,730	924,656
Plantronics, Inc.	16,664	864,362

Transportation—3.1%
Genesee & Wyoming, Inc., Class A*	8,475	815,295
Hub Group, Inc., Class A*	13,282	482,004
Landstar System, Inc.	10,625	786,356
Roadrunner Transportation Systems, Inc.*	31,057	640,085
Total common stocks (cost $60,845,530)		86,195,432

Total investment portfolio (cost $60,845,530) 97.7% ‡		86,195,432

Other assets in excess of liabilities 2.3%		2,045,069

Net assets 100.0%		$88,240,501

* Non-income producing security

‡ As of October 31, 2014, aggregate cost for federal income tax purposes was $60,870,988. Net unrealized appreciation (depreciation) on a tax-basis was $25,324,444, including aggregate gross unrealized appreciation and depreciation of $25,707,936 and $(383,492), respectively. The difference between book-basis and tax-basis unrealized appreciation (depreciation) was primarily attributable to deferral of losses from wash sales.

ADR—American depository receipt

Sector allocation (unaudited)
Sector	Percent of net assets
Consumer, non-cyclical	22.9%
Industrial	20.7%
Financial	16.7%
Consumer, cyclical	10.4%
Technology	10.3%
Energy	7.5%
Communications	5.0%
Basic materials	2.4%
Utilities	1.8%

The accompanying notes are an integral part of the financial statements	25

Statements of Assets and Liabilities

10.31.2014

	Eagle Capital Appreciation Fund	Eagle Growth & Income Fund	Eagle International Stock Fund	Eagle Investment Grade Bond Fund

Assets
Investments, at value (a)	$317,860,020	$628,296,545	$9,592,538	$56,721,884
Cash	1,265,490	20,294,396	16,982	813,674
Receivable for investments sold	2,912,268	—	—	256,237
Receivable for fund shares sold	175,487	2,379,852	5,108	6,688
Receivable for dividends and interest	172,380	860,346	26,817	267,229
Receivable for recoverable foreign withholding taxes	—	93,881	8,909	—
Receivable due from advisor	—	—	16,896	—
Prepaid expenses	6,084	8,269	2,501	3,479
Total assets	322,391,729	651,933,289	9,669,751	58,069,191

Liabilities
Payable for investments purchased	2,743,051	—	—	—
Payable for fund shares redeemed	298,679	1,407,295	5,627	88,484
Payable to the custodian	2,603	3,698	6,903	1,423
Accrued investment advisory fees	158,350	246,122	—	—
Accrued administrative fees	34,865	71,019	—	3,739
Accrued distribution fees	87,412	220,336	4,326	27,542
Accrued transfer agent and shareholder servicing fees	22,370	48,906	664	4,711
Accrued internal audit fees	689	689	689	689
Accrued trustees and officers compensation	14,287	14,287	14,287	14,287
Other accrued expenses	37,337	52,359	27,913	25,083
Total liabilities	3,399,643	2,064,711	60,409	165,958
Net assets	318,992,086	649,868,578	9,609,342	57,903,233

Net assets consists of
Paid-in capital	144,586,222	497,402,614	9,016,555	57,521,073
Undistributed net investment income (loss)	—	377,406	196,447	(55,386)
Accumulated net realized gain	43,394,517	3,376,649	360,836	231,898
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	131,011,347	148,711,909	35,504	205,648
Net assets	318,992,086	649,868,578	9,609,342	57,903,233

Net assets, at market value
Class A	156,976,199	223,120,750	4,105,139	22,857,733
Class C	68,228,113	211,611,390	4,197,751	26,399,776
Class I	88,046,537	206,835,300	1,297,617	8,613,375
Class R-3	590,453	4,101,854	2,924	29,488
Class R-5	5,150,784	4,094,613	2,953	2,861
Class R-6	N/A	104,671	2,958	N/A

Net asset value (“NAV”), offering and redemption price per share (b)
Class A	$42.02	$18.27	$16.54	$14.89
Maximum offering price (c)	44.12	19.18	17.36	15.47
Class C	35.05	17.60	16.38	14.86
Class I	43.34	18.24	16.62	14.92
Class R-3	41.24	18.19	16.53	14.89
Class R-5	43.20	18.21	16.63	14.90
Class R-6	N/A	18.26	16.65	N/A

Shares of beneficial interest outstanding
Class A	3,735,449	12,214,641	248,155	1,534,846
Class C	1,946,422	12,023,858	256,211	1,776,733
Class I	2,031,603	11,342,375	78,074	577,266
Class R-3	14,316	225,533	177	1,980
Class R-5	119,235	224,817	178	192
Class R-6	N/A	5,732	178	N/A

(a) Identified cost	$186,848,673	$479,578,427	$9,555,721	$56,516,236

(b) NAV amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(c) For all funds except the Eagle Investment Grade Bond Fund, the maximum offering price is computed as 100/95.25 of NAV. The maximum offering price for the Eagle Investment Grade Bond Fund is computed as 100/96.25 of NAV.

26	The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

10.31.2014

Eagle Mid Cap Growth Fund	Eagle Mid Cap Stock Fund	Eagle Small Cap Growth Fund	Eagle Small Cap Stock Fund	Eagle Smaller Company Fund

$693,200,510	$372,363,315	$3,751,087,446	$32,015,831	$86,195,432
12,016,336	18,018,238	58,961,446	1,706,503	1,166,781
—	2,001,263	2,214,983	—	2,473,436
1,349,346	167,961	3,401,057	57,668	215,943
69,409	249,607	261,880	2,853	13,258
—	—	—	—	—
—	—	—	1,822	—
8,950	7,118	41,787	2,848	4,463
706,644,551	392,807,502	3,815,968,599	33,787,525	90,069,313

5,760,976	2,556,947	19,104,844	298,937	774,493
1,391,699	878,739	24,516,099	27,369	958,600
4,793	3,738	24,282	6,385	3,672
329,773	186,089	1,584,599	—	7,085
72,338	44,073	347,672	—	8,647
148,772	138,602	357,527	13,192	13,259
78,888	59,804	513,182	2,888	18,607
689	689	691	689	689
14,287	14,287	14,287	14,287	14,287
56,449	42,896	214,252	23,925	29,473
7,858,664	3,925,864	46,677,435	387,672	1,828,812
698,785,887	388,881,638	3,769,291,164	33,399,853	88,240,501

413,217,593	276,857,000	2,281,291,904	30,355,968	38,563,021
(960,788)	(2,159,767)	(11,990,571)	—	(223,432)
67,707,402	30,456,050	399,388,231	705,618	24,551,010
218,821,680	83,728,355	1,100,601,600	2,338,267	25,349,902
698,785,887	388,881,638	3,769,291,164	33,399,853	88,240,501

283,419,986	171,244,202	758,869,666	13,165,029	18,451,101
105,028,191	124,451,386	190,245,348	13,202,087	10,864,329
209,616,636	87,263,212	1,770,085,471	6,956,124	33,313,371
16,054,176	4,818,356	126,669,507	69,817	473,077
54,969,858	415,074	347,759,105	3,395	4,773
29,697,040	689,408	575,662,067	3,401	25,133,850

$45.68	$30.05	$57.57	$19.02	$23.65
47.96	31.55	60.44	19.97	24.83
38.65	24.62	47.33	18.75	22.46
47.33	31.09	59.19	19.17	24.27
44.90	29.36	56.59	18.94	23.33
47.28	31.24	59.37	19.15	24.20
47.44	31.25	59.55	19.19	24.22

6,204,582	5,699,092	13,182,527	692,167	780,045
2,717,476	5,053,874	4,019,196	704,041	483,648
4,428,921	2,806,964	29,904,528	362,795	1,372,861
357,542	164,111	2,238,321	3,685	20,281
1,162,765	13,288	5,857,786	177	197
626,032	22,064	9,667,667	177	1,037,944

$474,378,830	$288,634,960	$2,650,485,846	$29,677,564	$60,845,530

The accompanying notes are an integral part of the financial statements.	27

Statements of Operations

11.01.2013 to 10.31.2014

	Eagle Capital Appreciation Fund	Eagle Growth & Income Fund	Eagle International Stock Fund	Eagle Investment Grade Bond Fund

Investment income
Dividends (a)	$3,851,769	$15,964,428	$356,366	$—
Interest	—	—	—	1,363,597
Total income	3,851,769	15,964,428	356,366	1,363,597

Expenses
Investment advisory fees	1,854,417	2,761,094	73,614	204,176
Administrative fees
Class A	262,510	346,982	6,063	44,775
Class C	100,679	290,606	5,512	48,189
Class I	57,781	157,071	935	6,051
Class R-3	1,030	6,464	4	44
Class R-5	8,474	3,785	3	3
Class R-6	N/A	94	3	N/A
Distribution and service fees
Class A	437,514	578,301	10,105	74,625
Class C	671,194	1,937,374	36,746	321,257
Class R-3	3,434	21,548	15	145
Transfer agent and shareholder servicing fees
Class A	180,974	185,450	4,714	25,644
Class C	66,520	185,937	5,672	28,379
Class I	55,093	191,136	651	4,529
Class R-3	1,259	8,650	1	49
Class R-5	10,888	4,524	1	1
Class R-6	N/A	11	1	N/A
Custodian fees	17,215	24,100	48,902	7,708
Professional fees	134,537	110,936	123,585	118,542
State qualification expenses	81,521	118,878	77,258	71,656
Offering costs	—	—	46,703	—
Trustees and officers compensation	64,130	64,130	64,217	64,130
Internal audit fees	8,102	8,102	8,965	8,102
Other	83,270	145,901	24,679	23,842
Total expenses before adjustments	4,100,542	7,151,074	538,349	1,051,847
Fees and expenses waived	—	—	(377,239)	(227,734)
Recovered fees previously waived by Manager	8,439	—	15	—
Expense offsets	(1,796)	(18,863)	(387)	(3,658)
Total expenses after adjustments	4,107,185	7,132,211	160,738	820,455

Net investment income (loss)	(255,416)	8,832,217	195,628	543,142

Realized and unrealized gain (loss) on investments
Net realized gain on investments	58,437,026	6,058,856	367,821	231,924
Net realized loss on foreign currency transactions	—	—	(4,719)	—
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(5,851,822)	57,191,380	(520,004)	(132,748)
Net gain (loss) on investments	52,585,204	63,250,236	(156,902)	99,176

Net increase in net assets resulting from operations	52,329,788	72,082,453	38,726	642,318

(a) Net of foreign withholding taxes	$—	$—	$20,109	$—

28	The accompanying notes are an integral part of the financial statements.

Statements of Operations

11.01.2013 to 10.31.2014

Eagle Mid Cap Growth Fund	Eagle Mid Cap Stock Fund	Eagle Small Cap Growth Fund	Eagle Small Cap Stock Fund	Eagle Smaller Company Fund

$4,855,352	$3,305,004	$19,493,094	$201,200	$1,495,104
—	—	—	—	—
4,855,352	3,305,004	19,493,094	201,200	1,495,104

3,755,093	2,496,060	20,306,197	181,949	871,150

453,012	283,871	1,363,136	20,266	30,617
159,848	196,978	288,905	18,077	18,235
148,320	88,939	1,794,780	4,728	90,553
20,670	8,428	200,731	42	572
50,270	460	354,476	3	25
16,345	425	526,784	3	21,664

755,016	473,116	2,271,883	33,777	51,028
1,065,650	1,313,186	1,926,028	120,511	121,566
68,898	28,094	669,099	140	1,905

393,338	234,964	1,467,387	11,983	27,479
92,747	148,423	228,323	12,942	13,674
142,145	265,077	2,386,069	4,412	170,516
23,367	10,292	286,229	11	1,078
55,364	644	433,108	1	38
1,531	61	49,537	1	2,161
28,146	21,840	150,235	40,238	17,461
111,235	111,235	111,235	111,235	111,235
94,864	83,205	124,187	80,298	83,528
—	—	—	22,548	—
64,130	64,130	64,130	64,130	64,130
8,102	8,102	8,105	8,965	8,102
128,261	145,858	850,520	20,322	38,216
7,636,352	5,983,388	35,861,084	756,582	1,744,933
—	(131,328)	—	(274,019)	(195,067)
—	—	—	7	46,134
(9,793)	(20,252)	(51,389)	(2,383)	(5,465)
7,626,559	5,831,808	35,809,695	480,187	1,590,535

(2,771,207)	(2,526,804)	(16,316,601)	(278,987)	(95,431)

70,401,971	32,414,418	417,107,331	1,004,359	28,549,082
—	—	—	—	—
29,806,807	(8,316,189)	(117,518,200)	350,319	(24,095,189)
100,208,778	24,098,229	299,589,131	1,354,678	4,453,893

97,437,571	21,571,425	283,272,530	1,075,691	4,358,462

$—	$16,492	$—	$1,907	$5,689

The accompanying notes are an integral part of the financial statements.	29

Statements of Changes in Net Assets

	Eagle Capital Appreciation Fund		Eagle Growth & Income Fund		Eagle International Stock Fund
	11/1/13 to 10/31/14	11/1/12 to 10/31/13	11/1/13 to 10/31/14	11/1/12 to 10/31/13	11/1/13 to 10/31/14	02/28/13 (a) to 10/31/13

Net assets, beginning of year	$324,382,862	$313,026,224	$486,405,768	$343,477,294	$6,748,495	$—
Increase (decrease) in net assets from operations
Net investment income (loss)	(255,416)	617,598	8,832,217	7,836,320	195,628	38,693
Net realized gain on investments	58,437,026	49,288,419	6,058,856	11,801,216	367,821	37,862
Net realized loss on foreign currency transactions	—	—	—	(198)	(4,719)	(4,858)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(5,851,822)	28,363,762	57,191,380	68,717,831	(520,004)	555,508
Net increase (decrease) in net assets resulting from operations	52,329,788	78,269,779	72,082,453	88,355,169	38,726	627,205
Distributions to shareholders from
Net investment income	—	(1,078,104)	(8,518,286)	(7,957,450)	(49,408)	—
Net realized gains	(35,009,202)	—	(10,915,677)	(6,350,330)	(39,253)	—
Total distributions to shareholders	(35,009,202)	(1,078,104)	(19,433,963)	(14,307,780)	(88,661)	—
Fund share transactions
Proceeds from shares sold-Class A	11,188,592	17,552,300	53,465,827	60,859,237	1,599,189	3,474,294
Issued as reinvestment of distributions-Class A	20,412,864	716,365	6,970,429	6,425,429	49,644	—
Cost of shares redeemed-Class A	(86,305,113)	(65,063,250)	(73,024,993)	(64,254,597)	(1,042,164)	(305,547)
Proceeds from shares sold-Class C	2,002,057	3,491,041	46,666,814	42,778,376	1,856,249	2,603,474
Issued as reinvestment of distributions-Class C	7,834,393	—	4,355,041	3,630,601	27,517	—
Cost of shares redeemed-Class C	(12,083,587)	(17,285,532)	(27,019,100)	(22,692,491)	(406,305)	(117,977)
Proceeds from shares sold-Class I	57,013,517	19,415,081	124,523,054	57,418,049	995,850	459,546
Issued as reinvestment of distributions-Class I	2,990,467	91,496	4,021,082	1,276,585	8,456	—
Cost of shares redeemed-Class I	(10,711,580)	(8,841,361)	(29,111,775)	(20,044,792)	(177,775)	—
Proceeds from shares sold-Class R-3	222,505	158,334	1,351,166	1,464,043	—	2,500
Issued as reinvestment of distributions-Class R-3	84,996	215	117,466	119,916	33	—
Cost of shares redeemed-Class R-3	(529,326)	(251,600)	(1,883,547)	(1,166,617)	—	—
Proceeds from shares sold-Class R-5	956,571	4,157,409	422,245	3,267,724	—	2,500
Issued as reinvestment of distributions-Class R-5	2,133,186	225,574	139,639	26,441	43	—
Cost of shares redeemed-Class R-5	(17,920,904)	(20,201,109)	(219,832)	(277,226)	—	—
Proceeds from shares sold-Class R-6	N/A	N/A	38,065	50,000	—	2,500
Issued as reinvestment of distributions-Class R-6	N/A	N/A	2,880	407	45	—
Cost of shares redeemed-Class R-6	N/A	N/A	(141)	—	—	—
Net increase (decrease) from fund share transactions	(22,711,362)	(65,835,037)	110,814,320	68,881,085	2,910,782	6,121,290
Increase (decrease) in net assets	(5,390,776)	11,356,638	163,462,810	142,928,474	2,860,847	6,748,495
Net assets, end of year (b)	318,992,086	324,382,862	649,868,578	486,405,768	9,609,342	6,748,495
(b) Includes undistributed net investment income (accumulated net investment loss) of	$—	$(613,607)	$377,406	$—	$196,447	$49,352

Shares issued and redeemed
Shares sold-Class A	290,023	509,322	3,067,548	3,952,726	95,317	233,253
Issued as reinvestment of distributions-Class A	555,858	22,220	407,616	443,111	3,018	—
Shares redeemed-Class A	(2,287,788)	(1,908,695)	(4,095,582)	(4,201,440)	(62,896)	(20,537)
Shares sold-Class C	61,036	119,287	2,771,031	2,862,804	110,716	176,776
Issued as reinvestment of distributions-Class C	254,111	—	265,339	260,498	1,678	—
Shares redeemed-Class C	(371,357)	(577,620)	(1,597,125)	(1,538,601)	(25,241)	(7,718)
Shares sold-Class I	1,474,055	541,945	7,095,701	3,712,705	59,928	28,208
Issued as reinvestment of distributions-Class I	79,155	2,777	233,983	86,136	513	—
Shares redeemed-Class I	(266,428)	(242,105)	(1,657,345)	(1,324,515)	(10,575)	—
Shares sold-Class R-3	5,876	4,568	78,381	95,883	—	175
Issued as reinvestment of distributions-Class R-3	2,351	7	6,915	8,309	2	—
Shares redeemed-Class R-3	(13,901)	(7,629)	(107,186)	(75,228)	—	—
Shares sold-Class R-5	24,209	120,333	24,393	208,356	—	175
Issued as reinvestment of distributions-Class R-5	56,613	6,863	8,167	1,702	3	—
Shares redeemed-Class R-5	(466,843)	(567,077)	(12,840)	(17,111)	—	—
Shares sold-Class R-6	N/A	N/A	2,269	3,066	—	175
Issued as reinvestment of distributions-Class R-6	N/A	N/A	166	26	3	—
Shares redeemed-Class R-6	N/A	N/A	(8)	—	—	—
Shares issued and redeemed	(603,030)	(1,975,804)	6,491,423	4,478,427	172,466	410,507
(a) Commencement of operations.

30	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Eagle Investment Grade Bond Fund		Eagle Mid Cap Growth Fund		Eagle Mid Cap Stock Fund		Eagle Small Cap Growth Fund		Eagle Small Cap Stock Fund		Eagle Smaller Company Fund
11/1/13 to 10/31/14	11/1/12 to 10/31/13	11/1/13 to 10/31/14	11/1/12 to 10/31/13	11/1/13 to 10/31/14	11/1/12 to 10/31/13	11/1/13 to 10/31/14	11/1/12 to 10/31/13	11/1/13 to 10/31/14	12/31/12 (a) to 10/31/13	11/1/13 to 10/31/14	11/1/12 to 10/31/13

$84,902,084	$133,837,671	$593,563,341	$434,303,948	$450,582,889	$543,439,645	$3,981,293,766	$2,718,670,112	$24,330,652	$—	$154,522,338	$78,849,585

543,142	517,821	(2,771,207)	(703,178)	(2,526,804)	(1,422,711)	(16,316,601)	(5,183,454)	(278,987)	(87,125)	(95,431)	92,056
231,924	209,233	70,401,971	31,895,135	32,414,418	32,546,008	417,107,331	86,131,918	1,004,359	387,727	28,549,082	3,531,728
—	—	—	—	—	—	—	—	—	—	—	—
(132,748)	(2,577,458)	29,806,807	119,833,638	(8,316,189)	98,358,673	(117,518,200)	852,731,224	350,319	1,987,948	(24,095,189)	26,336,657
642,318	(1,850,404)	97,437,571	151,025,595	21,571,425	129,481,970	283,272,530	933,679,688	1,075,691	2,288,550	4,358,462	29,960,441

(544,923)	(528,391)	—	—	—	—	—	(903,321)	—	—	(88,374)	(553,093)
(195,041)	(3,090,100)	(28,381,810)	(15,908,617)	(30,758,828)	(75,993,788)	(49,712,316)	—	(352,995)	—	(3,368,574)	(5,715,716)
(739,964)	(3,618,491)	(28,381,810)	(15,908,617)	(30,758,828)	(75,993,788)	(49,712,316)	(903,321)	(352,995)	—	(3,456,948)	(6,268,809)

7,290,935	12,874,011	77,068,632	64,900,855	7,445,330	11,663,576	215,669,694	412,049,520	5,355,975	11,029,634	6,762,156	4,084,965
408,677	1,715,233	13,448,101	7,801,024	12,830,745	33,533,368	11,481,538	—	165,103	—	371,262	930,631
(21,636,890)	(39,768,491)	(143,394,429)	(72,502,676)	(53,322,412)	(122,470,173)	(517,675,872)	(341,018,778)	(4,463,306)	(458,449)	(7,698,299)	(3,245,625)
1,826,896	6,076,970	8,641,720	10,992,386	4,651,385	4,779,422	24,600,934	40,769,932	4,654,482	8,699,611	1,680,561	2,703,952
195,129	1,407,991	5,418,216	3,225,017	10,471,294	22,414,326	2,520,743	—	132,865	—	242,230	536,376
(16,956,200)	(26,240,549)	(24,912,497)	(13,910,284)	(23,627,973)	(49,141,433)	(35,298,025)	(22,953,739)	(1,260,405)	(194,133)	(2,407,271)	(1,191,406)
6,797,984	3,564,796	93,941,606	34,287,853	17,534,085	29,641,815	541,729,771	727,095,439	4,955,259	3,025,544	26,095,440	42,191,540
66,295	135,324	5,211,140	2,660,852	5,784,713	15,408,290	17,723,669	334,383	43,185	—	2,256,614	4,468,703
(4,894,849)	(3,232,876)	(32,981,220)	(20,119,800)	(33,225,113)	(78,899,645)	(719,366,030)	(668,406,588)	(1,303,255)	(67,605)	(102,058,840)	(14,329,298)
450	810	4,681,391	4,303,047	699,369	2,537,900	32,262,465	39,537,175	66,473	2,500	363,680	113,471
322	803	538,973	279,183	396,879	932,905	1,714,339	—	43	—	3,289	4,966
—	(807)	(2,231,093)	(3,381,453)	(2,223,327)	(4,634,618)	(48,426,097)	(19,674,347)	—	—	(151,818)	(123,717)
—	—	32,814,837	9,011,085	125,811	310,706	144,113,736	140,917,988	—	2,500	712	49,871
46	93	1,762,800	1,077,505	43,105	486,525	4,405,002	49,011	43	—	1,260	275
—	—	(24,188,817)	(10,545,269)	(393,822)	(13,239,409)	(162,191,616)	(120,018,665)	—	—	(55,426)	—
N/A	N/A	25,855,909	7,066,939	535,971	419,189	203,604,039	190,792,778	—	2,500	13,905,412	17,546,017
N/A	N/A	462,038	29,351	19,559	396	6,342,356	344,748	43	—	403,770	234
N/A	N/A	(5,970,522)	(1,033,200)	(259,447)	(88,078)	(168,773,462)	(49,971,570)	—	—	(6,898,083)	(1,759,834)
(26,901,205)	(43,466,692)	36,166,785	24,142,415	(52,513,848)	(146,344,938)	(445,562,816)	329,847,287	8,346,505	22,042,102	(67,183,351)	51,981,121
(26,998,851)	(48,935,587)	105,222,546	159,259,393	(61,701,251)	(92,856,756)	(212,002,602)	1,262,623,654	9,069,201	24,330,652	(66,281,837)	75,672,753
57,903,233	84,902,084	698,785,887	593,563,341	388,881,638	450,582,889	3,769,291,164	3,981,293,766	33,399,853	24,330,652	88,240,501	154,522,338

$(55,386)	$(53,605)	$(960,788)	$—	$(2,159,767)	$—	$(11,990,571)	$(14,774,729)	$—	$—	$(223,432)	$(25,685)

491,175	850,499	1,795,231	1,791,139	253,061	429,069	3,868,886	8,665,271	285,961	662,136	286,905	201,526
27,606	113,335	330,258	243,174	445,357	1,381,111	209,402	—	8,896	—	15,725	51,444
(1,459,430)	(2,659,364)	(3,323,578)	(2,013,921)	(1,806,589)	(4,573,476)	(9,285,228)	(7,050,637)	(238,949)	(25,877)	(325,139)	(155,564)
123,339	399,832	236,658	359,548	190,909	209,619	535,321	1,019,852	251,660	525,260	74,007	138,403
13,226	93,105	156,319	116,301	440,682	1,095,837	55,571	—	7,213	—	10,742	30,773
(1,144,905)	(1,751,907)	(683,228)	(451,629)	(973,072)	(2,160,093)	(771,779)	(579,874)	(68,690)	(11,402)	(108,493)	(61,968)
458,013	235,093	2,071,455	924,651	574,652	1,069,302	9,472,409	15,028,741	262,923	170,945	1,081,117	1,901,087
4,466	8,933	123,868	80,656	194,575	617,814	315,200	7,764	2,316	—	93,635	242,996
(329,414)	(214,015)	(741,772)	(547,814)	(1,093,013)	(2,795,977)	(12,486,765)	(13,657,131)	(69,592)	(3,797)	(4,265,479)	(688,228)
30	53	110,032	123,416	24,311	97,260	588,013	849,995	3,508	175	15,389	5,736
22	53	13,431	8,799	14,064	39,050	31,718	—	2	—	141	277
—	(54)	(52,878)	(91,655)	(76,743)	(171,042)	(885,930)	(415,803)	—	—	(6,543)	(6,397)
—	—	736,366	244,644	4,089	11,210	2,495,451	2,813,151	—	175	29	2,164
3	6	41,941	32,691	1,443	19,500	78,131	1,135	2	—	52	15
—	—	(537,036)	(281,644)	(13,317)	(472,297)	(2,826,233)	(2,447,709)	—	—	(2,239)	—
N/A	N/A	575,680	176,307	17,180	15,552	3,525,589	3,808,524	—	175	569,876	814,318
N/A	N/A	10,970	889	655	16	112,294	7,978	2	—	16,761	13
N/A	N/A	(134,362)	(26,672)	(8,489)	(2,948)	(2,947,403)	(1,010,941)	—	—	(286,416)	(76,757)
(1,815,869)	(2,924,431)	729,355	688,880	(1,810,245)	(5,190,493)	(7,915,353)	7,040,316	445,252	1,317,790	(2,829,930)	2,399,838

The accompanying notes are an integral part of the financial statements.	31

Financial Highlights

Fiscal periods			From investment operations			Dividends & distributions				Ratio to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered (†)	Without expenses waived/ recovered (†)	Net income (loss)	Portfolio turnover rate (%) (a)		Total return (%) (a)(b)	Ending net assets (millions)
Beginning	Ending
Eagle Capital Appreciation Fund
Class A*
11/01/13	10/31/14	$39.59	$0.01	$6.64	$6.65	$—	$(4.22)	$(4.22)	$42.02	1.23	1.23	0.02	33		18.34	$157
11/01/12	10/31/13	30.95	0.10	8.66	8.76	(0.12)	—	(0.12)	39.59	1.30	1.30	0.30	69	(c)	28.41	205
11/01/11	10/31/12	26.97	0.02	3.96	3.98	—	—	—	30.95	1.24	1.24	0.06	22		14.76	203
11/01/10	10/31/11	26.24	(0.01)	0.74	0.73	—	—	—	26.97	1.22	1.22	(0.03)	37		2.78	293
11/01/09	10/31/10	22.65	(0.04)	3.63	3.59	—	—	—	26.24	1.27	1.27	(0.18)	45		15.85	469
Class C*
11/01/13	10/31/14	33.93	(0.24)	5.58	5.34	—	(4.22)	(4.22)	35.05	1.97	1.97	(0.73)	33		17.45	68
11/01/12	10/31/13	26.62	(0.13)	7.44	7.31	—	—	—	33.93	2.03	2.03	(0.43)	69	(c)	27.46	68
11/01/11	10/31/12	23.36	(0.16)	3.42	3.26	—	—	—	26.62	1.94	1.94	(0.64)	22		13.96	66
11/01/10	10/31/11	22.88	(0.18)	0.66	0.48	—	—	—	23.36	1.92	1.92	(0.74)	37		2.10	67
11/01/09	10/31/10	19.90	(0.19)	3.17	2.98	—	—	—	22.88	1.99	1.99	(0.91)	45		14.97	81
Class I*
11/01/13	10/31/14	40.60	0.13	6.83	6.96	—	(4.22)	(4.22)	43.34	0.94	0.93	0.32	33		18.68	88
11/01/12	10/31/13	31.72	0.19	8.92	9.11	(0.23)	—	(0.23)	40.60	0.95	0.99	0.51	69	(c)	28.87	30
11/01/11	10/31/12	27.55	0.11	4.06	4.17	—	—	—	31.72	0.92	0.92	0.38	22		15.14	14
11/01/10	10/31/11	26.72	0.08	0.75	0.83	—	—	—	27.55	0.90	0.90	0.28	37		3.11	18
11/01/09	10/31/10	22.98	0.04	3.70	3.74	—	—	—	26.72	0.91	0.91	0.17	45		16.28	11
Class R-3*
11/01/13	10/31/14	39.05	(0.11)	6.52	6.41	—	(4.22)	(4.22)	41.24	1.56	1.56	(0.30)	33		17.94	1
11/01/12	10/31/13	30.53	0.01	8.52	8.53	(0.01)	—	(0.01)	39.05	1.60	1.60	0.02	69	(c)	27.94	1
11/01/11	10/31/12	26.68	(0.06)	3.91	3.85	—	—	—	30.53	1.53	1.53	(0.22)	22		14.43	1
11/01/10	10/31/11	26.03	(0.09)	0.74	0.65	—	—	—	26.68	1.51	1.51	(0.33)	37		2.50	1
11/01/09	10/31/10	22.52	(0.10)	3.61	3.51	—	—	—	26.03	1.49	1.49	(0.41)	45		15.59	1
Class R-5*
11/01/13	10/31/14	40.50	0.10	6.82	6.92	—	(4.22)	(4.22)	43.20	0.95	0.94	0.25	33		18.62	5
11/01/12	10/31/13	31.66	0.25	8.83	9.08	(0.24)	—	(0.24)	40.50	0.95	0.99	0.73	69	(c)	28.84	20
11/01/11	10/31/12	27.50	0.11	4.05	4.16	—	—	—	31.66	0.92	0.92	0.37	22		15.13	30
11/01/10	10/31/11	26.67	0.07	0.76	0.83	—	—	—	27.50	0.93	0.93	0.25	37		3.11	24
11/01/09	10/31/10	22.94	0.06	3.67	3.73	—	—	—	26.67	0.87	0.87	0.22	45		16.26	24

Eagle Growth & Income Fund
Class A*
11/01/13	10/31/14	16.68	0.30	1.91	2.21	(0.28)	(0.34)	(0.62)	18.27	1.02	1.02	1.71	10		13.52	223
11/01/12	10/31/13	13.87	0.33	3.06	3.39	(0.33)	(0.25)	(0.58)	16.68	1.09	1.09	2.17	28		25.14	214
11/01/11	10/31/12	13.14	0.30	1.36	1.66	(0.27)	(0.66)	(0.93)	13.87	1.12	1.12	2.25	20		13.48	175
11/01/10	10/31/11	12.83	0.27	0.30	0.57	(0.26)	—	(0.26)	13.14	1.21	1.21	2.02	123	(d)	4.46	134
11/01/09	10/31/10	11.57	0.20	1.26	1.46	(0.20)	—	(0.20)	12.83	1.40	1.30	1.61	50		12.65	128
Class C*
11/01/13	10/31/14	16.10	0.16	1.83	1.99	(0.15)	(0.34)	(0.49)	17.60	1.79	1.79	0.92	10		12.63	212
11/01/12	10/31/13	13.41	0.21	2.95	3.16	(0.22)	(0.25)	(0.47)	16.10	1.84	1.84	1.39	28		24.23	170
11/01/11	10/31/12	12.74	0.20	1.32	1.52	(0.19)	(0.66)	(0.85)	13.41	1.86	1.86	1.50	20		12.67	121
11/01/10	10/31/11	12.46	0.17	0.29	0.46	(0.18)	—	(0.18)	12.74	1.93	1.93	1.30	123	(d)	3.68	80
11/01/09	10/31/10	11.24	0.11	1.23	1.34	(0.12)	—	(0.12)	12.46	2.12	2.05	0.89	50		11.95	72
Class I*
11/01/13	10/31/14	16.65	0.33	1.93	2.26	(0.33)	(0.34)	(0.67)	18.24	0.77	0.77	1.89	10		13.86	207
11/01/12	10/31/13	13.85	0.37	3.06	3.43	(0.38)	(0.25)	(0.63)	16.65	0.80	0.80	2.37	28		25.49	94
11/01/11	10/31/12	13.13	0.34	1.36	1.70	(0.32)	(0.66)	(0.98)	13.85	0.83	0.83	2.49	20		13.79	44
11/01/10	10/31/11	12.82	0.32	0.29	0.61	(0.30)	—	(0.30)	13.13	0.88	0.87	2.39	123	(d)	4.77	14
11/01/09	10/31/10	11.56	0.29	1.22	1.51	(0.25)	—	(0.25)	12.82	0.95	0.97	2.01	50		13.15	9
Class R-3*
11/01/13	10/31/14	16.61	0.23	1.90	2.13	(0.21)	(0.34)	(0.55)	18.19	1.40	1.40	1.33	10		13.08	4
11/01/12	10/31/13	13.82	0.28	3.04	3.32	(0.28)	(0.25)	(0.53)	16.61	1.43	1.43	1.81	28		24.71	4
11/01/11	10/31/12	13.10	0.26	1.36	1.62	(0.24)	(0.66)	(0.90)	13.82	1.41	1.41	1.95	20		13.13	3
11/01/10	10/31/11	12.81	0.23	0.30	0.53	(0.24)	—	(0.24)	13.10	1.51	1.51	1.71	123	(d)	4.14	1
11/01/09	10/31/10	11.55	0.18	1.26	1.44	(0.18)	—	(0.18)	12.81	1.54	1.54	1.46	50		12.54	0

32	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal periods			From investment operations				Dividends & distributions				Ratio to average net asset (%)
		Beginning net asset value	Income (loss)		Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered (†)		Without expenses waived/ recovered (†)		Net income (loss)		Portfolio turnover rate (%) (a)		Total return (%) (a)(b)	Ending net assets (millions)
Beginning	Ending
Eagle Growth & Income Fund (cont’d)
Class R-5*
11/01/13	10/31/14	16.63	0.34		1.90	2.24	(0.32)	(0.34)	(0.66)	18.21	0.76		0.76		1.95		10		13.80	4
11/01/12	10/31/13	13.84	0.33		3.10	3.43	(0.39)	(0.25)	(0.64)	16.63	0.72		0.72		2.07		28		25.54	3
11/01/11	10/31/12	13.13	0.32		1.37	1.69	(0.32)	(0.66)	(0.98)	13.84	0.86		0.84		2.37		20		13.69	0
11/01/10	10/31/11	12.83	0.29		0.32	0.61	(0.31)	—	(0.31)	13.13	0.95		0.85		2.17		123	(d)	4.77	0
12/28/09	10/31/10	12.11	0.22		0.69	0.91	(0.19)	—	(0.19)	12.83	0.95	(e)	1.85	(e)	2.11	(e)	50		7.53	0
Class R-6*
11/01/13	10/31/14	16.67	0.35		1.92	2.27	(0.34)	(0.34)	(0.68)	18.26	0.66		0.66		2.01		10		13.94	0
11/01/12	10/31/13	13.86	0.34		3.10	3.44	(0.38)	(0.25)	(0.63)	16.67	0.71		0.71		2.09		28		25.59	0
11/01/11	10/31/12	13.13	0.34		1.35	1.69	(0.30)	(0.66)	(0.96)	13.86	0.85		0.86		2.54		20		13.73	0
08/15/11	10/31/11	12.70	0.06		0.44	0.50	(0.07)	—	(0.07)	13.13	0.85	(e)	0.96	(e)	2.17	(e)	123	(d)	4.00	0

Eagle International Stock Fund
Class A*
11/01/13	10/31/14	16.48	0.42		(0.13)	0.29	(0.14)	(0.09)	(0.23)	16.54	1.57		5.96		2.49		96		1.73	4
02/28/13	10/31/13	14.29	0.15		2.04	2.19	—	—	—	16.48	1.55	(e)	11.48	(e)	1.50	(e)	42		15.33	4
Class C*
11/01/13	10/31/14	16.38	0.30		(0.14)	0.16	(0.07)	(0.09)	(0.16)	16.38	2.35		6.68		1.78		96		0.94	4
02/28/13	10/31/13	14.29	0.11		1.98	2.09	—	—	—	16.38	2.39	(e)	12.03	(e)	1.07	(e)	42		14.63	3
Class I*
11/01/13	10/31/14	16.52	0.53		(0.17)	0.36	(0.17)	(0.09)	(0.26)	16.62	1.15		5.43		3.16		96		2.18	1
02/28/13	10/31/13	14.29	0.13		2.10	2.23	—	—	—	16.52	1.15	(e)	4.25	(e)	1.21	(e)	42		15.61	0
Class R-3*
11/01/13	10/31/14	16.45	0.40		(0.13)	0.27	(0.10)	(0.09)	(0.19)	16.53	1.73		6.22		2.37		96		1.64	0
02/28/13	10/31/13	14.29	0.19		1.97	2.16	—	—	—	16.45	1.75	(e)	13.83	(e)	1.84	(e)	42		15.12	0
Class R-5*
11/01/13	10/31/14	16.52	0.50		(0.14)	0.36	(0.16)	(0.09)	(0.25)	16.63	1.15		5.67		2.96		96		2.18	0
02/28/13	10/31/13	14.29	0.25		1.98	2.23	—	—	—	16.52	1.15	(e)	13.27	(e)	2.44	(e)	42		15.61	0
Class R-6*
11/01/13	10/31/14	16.53	0.51		(0.13)	0.38	(0.17)	(0.09)	(0.26)	16.65	1.05		5.67		3.05		96		2.31	0
02/28/13	10/31/13	14.29	0.26		1.98	2.24	—	—	—	16.53	1.05	(e)	13.27	(e)	2.54	(e)	42		15.68	0

Eagle Investment Grade Bond Fund
Class A*
11/01/13	10/31/14	14.89	0.17		0.04	0.21	(0.17)	(0.04)	(0.21)	14.89	0.85		1.21		1.15		139		1.42	23
11/01/12	10/31/13	15.51	0.12		(0.27)	(0.15)	(0.11)	(0.36)	(0.47)	14.89	0.85		1.01		0.80		136		(1.00)	37
11/01/11	10/31/12	15.25	0.18		0.39	0.57	(0.18)	(0.13)	(0.31)	15.51	0.85		0.96		1.15		94		3.77	65
11/01/10	10/31/11	15.15	0.20		0.21	0.41	(0.23)	(0.08)	(0.31)	15.25	0.85		1.04		1.34		78		2.75	58
03/01/10	10/31/10	14.44	0.16		0.67	0.83	(0.12)	—	(0.12)	15.15	0.85	(e)	1.48	(e)	1.51	(e)	53		5.78	48
Class C*
11/01/13	10/31/14	14.86	0.05		0.04	0.09	(0.05)	(0.04)	(0.09)	14.86	1.65		1.96		0.35		139		0.60	26
11/01/12	10/31/13	15.49	—	(f)	(0.26)	(0.26)	(0.01)	(0.36)	(0.37)	14.86	1.65		1.77		0.01		136		(1.75)	41
11/01/11	10/31/12	15.23	0.05		0.40	0.45	(0.06)	(0.13)	(0.19)	15.49	1.65		1.72		0.34		94		2.96	63
11/01/10	10/31/11	15.13	0.08		0.21	0.29	(0.11)	(0.08)	(0.19)	15.23	1.65		1.79		0.55		78		1.95	53
03/01/10	10/31/10	14.44	0.07		0.68	0.75	(0.06)	—	(0.06)	15.13	1.65	(e)	2.23	(e)	0.68	(e)	53		5.23	50
Class I*
11/01/13	10/31/14	14.92	0.21		0.04	0.25	(0.21)	(0.04)	(0.25)	14.92	0.60		0.91		1.40		139		1.67	9
11/01/12	10/31/13	15.54	0.16		(0.27)	(0.11)	(0.15)	(0.36)	(0.51)	14.92	0.60		0.72		1.04		136		(0.74)	7
11/01/11	10/31/12	15.27	0.21		0.41	0.62	(0.22)	(0.13)	(0.35)	15.54	0.60		0.67		1.38		94		4.09	6
11/01/10	10/31/11	15.17	0.24		0.20	0.44	(0.26)	(0.08)	(0.34)	15.27	0.60		0.74		1.58		78		2.97	3
03/01/10	10/31/10	14.44	0.16		0.71	0.87	(0.14)	—	(0.14)	15.17	0.60	(e)	2.11	(e)	1.59	(e)	53		6.05	4
Class R-3*
11/01/13	10/31/14	14.89	0.13		0.04	0.17	(0.13)	(0.04)	(0.17)	14.89	1.15		1.55		0.85		139		1.12	0
11/01/12	10/31/13	15.51	0.08		(0.27)	(0.19)	(0.07)	(0.36)	(0.43)	14.89	1.15		1.34		0.50		136		(1.28)	0
11/01/11	10/31/12	15.24	0.13		0.40	0.53	(0.13)	(0.13)	(0.26)	15.51	1.15		1.35		0.88		94		3.49	0
11/01/10	10/31/11	15.15	0.16		0.19	0.35	(0.18)	(0.08)	(0.26)	15.24	1.15		1.39		1.04		78		2.38	0
03/01/10	10/31/10	14.44	0.05		0.76	0.81	(0.10)	—	(0.10)	15.15	1.14	(e)	1.95	(e)	0.91	(e)	53		5.63	0

The accompanying notes are an integral part of the financial statements.	33

Financial Highlights

Fiscal periods			From investment operations			Dividends & distributions				Ratio to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered (†)		Without expenses waived/ recovered (†)		Net income (loss)		Portfolio turnover rate (%) (a)	Total return (%) (a)(b)	Ending net assets (millions)
Beginning	Ending
Eagle Investment Grade Bond Fund (cont’d)
Class R-5*
11/01/13	10/31/14	14.89	0.20	0.05	0.25	(0.20)	(0.04)	(0.24)	14.90	0.60		0.81		1.34		139	1.70	0
11/01/12	10/31/13	15.51	0.16	(0.27)	(0.11)	(0.15)	(0.36)	(0.51)	14.89	0.60		0.64		1.04		136	(0.77)	0
11/01/11	10/31/12	15.22	0.22	0.41	0.63	(0.21)	(0.13)	(0.34)	15.51	0.60		0.60		1.41		94	4.20	0
11/01/10	10/31/11	15.13	0.24	0.19	0.43	(0.26)	(0.08)	(0.34)	15.22	0.60		6.01		1.59		78	2.91	0
03/01/10	10/31/10	14.44	0.18	0.65	0.83	(0.14)	—	(0.14)	15.13	0.61	(e)	4.92	(e)	1.77	(e)	53	5.75	0

Eagle Mid Cap Growth Fund
Class A*
11/01/13	10/31/14	41.03	(0.17)	6.74	6.57	—	(1.92)	(1.92)	45.68	1.19		1.19		(0.40)		60	16.58	283
11/01/12	10/31/13	31.52	(0.03)	10.68	10.65	—	(1.14)	(1.14)	41.03	1.20		1.20		(0.08)		52	34.81	304
11/01/11	10/31/12	29.96	(0.18)	1.74	1.56	—	—	—	31.52	1.22		1.22		(0.57)		87	5.21	233
11/01/10	10/31/11	28.03	(0.19)	2.12	1.93	—	—	—	29.96	1.23		1.23		(0.60)		91	6.89	231
11/01/09	10/31/10	21.25	(0.09)	6.87	6.78	—	—	—	28.03	1.33		1.33		(0.36)		96	31.91	140
Class C*
11/01/13	10/31/14	35.24	(0.41)	5.74	5.33	—	(1.92)	(1.92)	38.65	1.89		1.89		(1.12)		60	15.75	105
11/01/12	10/31/13	27.41	(0.25)	9.22	8.97	—	(1.14)	(1.14)	35.24	1.92		1.92		(0.80)		52	33.87	106
11/01/11	10/31/12	26.24	(0.34)	1.51	1.17	—	—	—	27.41	1.92		1.92		(1.27)		87	4.46	82
11/01/10	10/31/11	24.71	(0.35)	1.88	1.53	—	—	—	26.24	1.94		1.94		(1.30)		91	6.19	72
11/01/09	10/31/10	18.88	(0.24)	6.07	5.83	—	—	—	24.71	2.10		2.10		(1.11)		96	30.88	58
Class I*
11/01/13	10/31/14	42.31	(0.05)	6.99	6.94	—	(1.92)	(1.92)	47.33	0.85		0.85		(0.12)		60	16.97	210
11/01/12	10/31/13	32.36	0.08	11.01	11.09	—	(1.14)	(1.14)	42.31	0.87		0.87		0.22		52	35.28	126
11/01/11	10/31/12	30.66	(0.07)	1.77	1.70	—	—	—	32.36	0.88		0.88		(0.23)		87	5.54	81
11/01/10	10/31/11	28.58	(0.09)	2.17	2.08	—	—	—	30.66	0.89		0.88		(0.29)		91	7.28	60
11/01/09	10/31/10	21.58	(0.02)	7.02	7.00	—	—	—	28.58	0.95		0.95		(0.07)		96	32.44	15
Class R-3*
11/01/13	10/31/14	40.48	(0.31)	6.65	6.34	—	(1.92)	(1.92)	44.90	1.48		1.48		(0.73)		60	16.23	16
11/01/12	10/31/13	31.19	(0.14)	10.57	10.43	—	(1.14)	(1.14)	40.48	1.49		1.49		(0.39)		52	34.46	12
11/01/11	10/31/12	29.73	(0.26)	1.72	1.46	—	—	—	31.19	1.49		1.49		(0.84)		87	4.91	8
11/01/10	10/31/11	27.88	(0.27)	2.12	1.85	—	—	—	29.73	1.52		1.52		(0.89)		91	6.64	4
11/01/09	10/31/10	21.19	(0.19)	6.88	6.69	—	—	—	27.88	1.61		1.61		(0.72)		96	31.57	1
Class R-5*
11/01/13	10/31/14	42.27	(0.06)	6.99	6.93	—	(1.92)	(1.92)	47.28	0.87		0.87		(0.14)		60	16.96	55
11/01/12	10/31/13	32.34	0.09	10.98	11.07	—	(1.14)	(1.14)	42.27	0.89		0.89		0.24		52	35.24	39
11/01/11	10/31/12	30.64	(0.08)	1.78	1.70	—	—	—	32.34	0.90		0.90		(0.25)		87	5.55	30
11/01/10	10/31/11	28.56	(0.11)	2.19	2.08	—	—	—	30.64	0.91		0.91		(0.35)		91	7.28	19
12/28/09	10/31/10	24.70	(0.12)	3.98	3.86	—	—	—	28.56	0.95	(e)	1.15	(e)	(0.44	)(e)	96	15.63	0
Class R-6*
11/01/13	10/31/14	42.36	(0.05)	7.05	7.00	—	(1.92)	(1.92)	47.44	0.77		0.77		(0.10)		60	17.10	30
11/01/12	10/31/13	32.37	0.02	11.11	11.13	—	(1.14)	(1.14)	42.36	0.78		0.78		0.05		52	35.40	7
11/01/11	10/31/12	30.76	(0.05)	1.66	1.61	—	—	—	32.37	0.80		0.80		(0.16)		87	5.23	1
08/15/11	10/31/11	29.65	(0.02)	1.13	1.11	—	—	—	30.76	0.85	(e)	0.85	(e)	(0.32	)(e)	91	3.74	0

Eagle Mid Cap Stock Fund
Class A*
11/01/13	10/31/14	30.48	(0.13)	1.72	1.59	—	(2.02)	(2.02)	30.05	1.22		1.22		(0.43)		32	5.51	171
11/01/12	10/31/13	27.14	(0.04)	7.40	7.36	—	(4.02)	(4.02)	30.48	1.22		1.22		(0.14)		27	30.90	208
11/01/11	10/31/12	25.07	(0.02)	2.09	2.07	—	—	—	27.14	1.20		1.20		(0.09)		184	8.26	260
11/01/10	10/31/11	25.37	(0.03)	(0.27)	(0.30)	—	—	—	25.07	1.14		1.14		(0.11)		242	(1.18)	544
11/01/09	10/31/10	21.10	(0.07)	4.34	4.27	—	—	—	25.37	1.20		1.20		(0.32)		245	20.24	736
Class C*
11/01/13	10/31/14	25.52	(0.28)	1.40	1.12	—	(2.02)	(2.02)	24.62	1.96		1.96		(1.17)		32	4.69	124
11/01/12	10/31/13	23.49	(0.21)	6.26	6.05	—	(4.02)	(4.02)	25.52	1.95		1.95		(0.90)		27	30.00	138
11/01/11	10/31/12	21.86	(0.20)	1.83	1.63	—	—	—	23.49	1.92		1.92		(0.85)		184	7.46	147
11/01/10	10/31/11	22.28	(0.19)	(0.23)	(0.42)	—	—	—	21.86	1.85		1.85		(0.83)		242	(1.89)	204
11/01/09	10/31/10	18.67	(0.21)	3.82	3.61	—	—	—	22.28	1.93		1.93		(1.06)		245	19.34	239

34	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal periods			From investment operations			Dividends & distributions				Ratio to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered (†)		Without expenses waived/ recovered (†)		Net income (loss)	Portfolio turnover rate (%) (a)	Total return (%) (a)(b)	Ending net assets (millions)
Beginning	Ending
Eagle Mid Cap Stock Fund (cont’d)
Class I*
11/01/13	10/31/14	31.39	(0.05)	1.77	1.72	—	(2.02)	(2.02)	31.09	0.95		1.10		(0.16)	32	5.78	87
11/01/12	10/31/13	27.76	0.03	7.62	7.65	—	(4.02)	(4.02)	31.39	0.95		1.12		0.11	27	31.31	98
11/01/11	10/31/12	25.58	0.04	2.14	2.18	—	—	—	27.76	0.91		0.91		0.16	184	8.52	118
11/01/10	10/31/11	25.79	0.07	(0.28)	(0.21)	—	—	—	25.58	0.79		0.79		0.24	242	(0.81)	163
11/01/09	10/31/10	21.36	0.01	4.42	4.43	—	—	—	25.79	0.79		0.79		0.06	245	20.74	340
Class R-3*
11/01/13	10/31/14	29.92	(0.21)	1.67	1.46	—	(2.02)	(2.02)	29.36	1.53		1.53		(0.73)	32	5.16	5
11/01/12	10/31/13	26.78	(0.13)	7.29	7.16	—	(4.02)	(4.02)	29.92	1.52		1.52		(0.48)	27	30.53	6
11/01/11	10/31/12	24.80	(0.12)	2.10	1.98	—	—	—	26.78	1.49		1.49		(0.47)	184	7.98	6
11/01/10	10/31/11	25.17	(0.11)	(0.26)	(0.37)	—	—	—	24.80	1.43		1.43		(0.43)	242	(1.47)	5
11/01/09	10/31/10	20.98	(0.13)	4.32	4.19	—	—	—	25.17	1.41		1.41		(0.57)	245	19.97	4
Class R-5*
11/01/13	10/31/14	31.53	(0.05)	1.78	1.73	—	(2.02)	(2.02)	31.24	0.94		0.94		(0.16)	32	5.79	0
11/01/12	10/31/13	27.77	0.19	7.59	7.78	—	(4.02)	(4.02)	31.53	0.84		0.84		0.69	27	31.84	1
11/01/11	10/31/12	25.60	0.05	2.12	2.17	—	—	—	27.77	0.94		0.94		0.19	184	8.48	13
11/01/10	10/31/11	25.83	0.05	(0.28)	(0.23)	—	—	—	25.60	0.85		0.85		0.18	242	(0.89)	65
11/01/09	10/31/10	21.39	0.02	4.42	4.44	—	—	—	25.83	0.78		0.78		0.09	245	20.76	72
Class R-6*
11/01/13	10/31/14	31.50	(0.01)	1.78	1.77	—	(2.02)	(2.02)	31.25	0.82		0.82		(0.04)	32	5.93	1
11/01/12	10/31/13	27.81	(0.02)	7.73	7.71	—	(4.02)	(4.02)	31.50	0.79		0.79		(0.08)	27	31.49	0
11/01/11	10/31/12	25.70	0.05	2.06	2.11	—	—	—	27.81	0.85		0.91		0.18	184	8.21	0
08/15/11	10/31/11	25.41	0.01	0.28	0.29	—	—	—	25.70	0.85	(e)	0.85	(e)	0.24 (e)	242	1.14	0

Eagle Small Cap Growth Fund
Class A*
11/01/13	10/31/14	54.33	(0.34)	4.27	3.93	—	(0.69)	(0.69)	57.57	1.11		1.11		(0.61)	37	7.30	759
11/01/12	10/31/13	41.13	(0.16)	13.36	13.20	—	—	—	54.33	1.10		1.10		(0.33)	38	32.09	999
11/01/11	10/31/12	38.93	(0.24)	2.44	2.20	—	—	—	41.13	1.11		1.11		(0.61)	44	5.65	690
11/01/10	10/31/11	33.79	(0.27)	5.41	5.14	—	—	—	38.93	1.16		1.16		(0.69)	36	15.21	497
11/01/09	10/31/10	25.10	(0.16)	8.85	8.69	—	—	—	33.79	1.31		1.31		(0.55)	49	34.62	266
Class C*
11/01/13	10/31/14	45.11	(0.61)	3.52	2.91	—	(0.69)	(0.69)	47.33	1.82		1.82		(1.32)	37	6.52	190
11/01/12	10/31/13	34.40	(0.42)	11.13	10.71	—	—	—	45.11	1.82		1.82		(1.05)	38	31.13	189
11/01/11	10/31/12	32.78	(0.44)	2.06	1.62	—	—	—	34.40	1.83		1.83		(1.32)	44	4.94	129
11/01/10	10/31/11	28.65	(0.46)	4.59	4.13	—	—	—	32.78	1.86		1.86		(1.40)	36	14.42	108
11/01/09	10/31/10	21.44	(0.31)	7.52	7.21	—	—	—	28.65	2.05		2.05		(1.25)	49	33.63	72
Class I*
11/01/13	10/31/14	55.68	(0.16)	4.36	4.20	—	(0.69)	(0.69)	59.19	0.78		0.78		(0.29)	37	7.61	1,770
11/01/12	10/31/13	42.04	(0.01)	13.67	13.66	(0.02)	—	(0.02)	55.68	0.79		0.79		(0.01)	38	32.49	1,815
11/01/11	10/31/12	39.65	(0.11)	2.50	2.39	—	—	—	42.04	0.78		0.78		(0.28)	44	6.03	1,313
11/01/10	10/31/11	34.41	(0.14)	5.38	5.24	—	—	—	39.65	0.82		0.83		(0.37)	36	15.23	679
11/01/09	10/31/10	25.44	(0.12)	9.09	8.97	—	—	—	34.41	0.86		0.86		(0.34)	49	35.26	97
Class R-3*
11/01/13	10/31/14	53.58	(0.50)	4.20	3.70	—	(0.69)	(0.69)	56.59	1.42		1.42		(0.92)	37	6.97	127
11/01/12	10/31/13	40.68	(0.29)	13.19	12.90	—	—	—	53.58	1.37		1.37		(0.62)	38	31.71	134
11/01/11	10/31/12	38.58	(0.35)	2.45	2.10	—	—	—	40.68	1.38		1.38		(0.88)	44	5.44	84
11/01/10	10/31/11	33.52	(0.34)	5.40	5.06	—	—	—	38.58	1.37		1.37		(0.90)	36	15.10	48
11/01/09	10/31/10	24.96	(0.19)	8.75	8.56	—	—	—	33.52	1.55		1.55		(0.66)	49	34.29	2
Class R-5*
11/01/13	10/31/14	55.83	(0.16)	4.39	4.23	—	(0.69)	(0.69)	59.37	0.77		0.77		(0.28)	37	7.64	348
11/01/12	10/31/13	42.14	0.01	13.69	13.70	(0.01)	—	(0.01)	55.83	0.77		0.77		0.02	38	32.51	341
11/01/11	10/31/12	39.74	(0.12)	2.52	2.40	—	—	—	42.14	0.80		0.80		(0.29)	44	6.04	242
11/01/10	10/31/11	34.39	(0.16)	5.51	5.35	—	—	—	39.74	0.85		0.85		(0.39)	36	15.56	138
11/01/09	10/31/10	25.43	(0.04)	9.00	8.96	—	—	—	34.39	0.88		0.88		(0.14)	49	35.23	49

The accompanying notes are an integral part of the financial statements.	35

Financial Highlights

Fiscal periods			From investment operations			Dividends & distributions				Ratio to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From invest ment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered (†)		Without expenses waived/ recovered (†)		Net income (loss)		Portfolio turnover rate (%) (a)		Total return (%) (a) (b)	Ending net assets (millions)
Beginning	Ending
Eagle Small Cap Growth Fund (cont’d)
Class R-6*
11/01/13	10/31/14	55.92	(0.10)	4.42	4.32	—	(0.69)	(0.69)	59.55	0.66		0.66		(0.17)		37		7.79	576
11/01/12	10/31/13	42.20	0.03	13.74	13.77	(0.05)	—	(0.05)	55.92	0.68		0.68		0.07		38		32.68	502
11/01/11	10/31/12	39.76	(0.09)	2.53	2.44	—	—	—	42.20	0.69		0.69		(0.22)		44		6.14	260
08/15/11	10/31/11	37.85	(0.06)	1.97	1.91	—	—	—	39.76	0.85	(e)	0.85	(e)	(0.75	)(e)	36		5.05	65

Eagle Small Cap Stock Fund
Class A*
11/01/13	10/31/14	18.50	(0.13)	0.90	0.77	—	(0.25)	(0.25)	19.02	1.34		2.24		(0.67)		51		4.17	13
12/31/12	10/31/13	14.29	(0.10)	4.31	4.21	—	—	—	18.50	1.32	(e)	4.78	(e)	(0.73	)(e)	42		29.46	12
Class C*
11/01/13	10/31/14	18.38	(0.27)	0.89	0.62	—	(0.25)	(0.25)	18.75	2.11		3.00		(1.44)		51		3.37	13
12/31/12	10/31/13	14.29	(0.21)	4.30	4.09	—	—	—	18.38	2.08	(e)	5.54	(e)	(1.47	)(e)	42		28.62	9
Class I*
11/01/13	10/31/14	18.57	(0.06)	0.91	0.85	—	(0.25)	(0.25)	19.17	0.95		1.89		(0.29)		51		4.59	7
12/31/12	10/31/13	14.29	(0.05)	4.33	4.28	—	—	—	18.57	0.95	(e)	4.89	(e)	(0.35	)(e)	42		29.95	3
Class R-3*
11/01/13	10/31/14	18.46	(0.17)	0.90	0.73	—	(0.25)	(0.25)	18.94	1.54		2.22		(0.91)		51		3.96	0
12/31/12	10/31/13	14.29	(0.12)	4.29	4.17	—	—	—	18.46	1.52	(e)	11.76	(e)	(0.90	)(e)	42		29.18	0
Class R-5*
11/01/13	10/31/14	18.55	(0.05)	0.90	0.85	—	(0.25)	(0.25)	19.15	0.95		1.89		(0.28)		51		4.60	0
12/31/12	10/31/13	14.29	(0.05)	4.31	4.26	—	—	—	18.55	0.95	(e)	11.20	(e)	(0.33	)(e)	42		29.81	0
Class R-6*
11/01/13	10/31/14	18.57	(0.03)	0.90	0.87	—	(0.25)	(0.25)	19.19	0.85		1.89		(0.18)		51		4.70	0
12/31/12	10/31/13	14.29	(0.03)	4.31	4.28	—	—	—	18.57	0.85	(e)	11.19	(e)	(0.23	)(e)	42		29.95	0

Eagle Smaller Company Fund
Class A*
11/01/13	10/31/14	23.38	(0.09)	0.87	0.78	—	(0.51)	(0.51)	23.65	1.38		1.36		(0.38)		68	(g)	3.34	18
11/01/12	10/31/13	18.93	(0.03)	5.96	5.93	(0.09)	(1.39)	(1.48)	23.38	1.37		1.40		(0.13)		14		33.60	19
11/01/11	10/31/12	20.05	0.04	1.47	1.51	—	(2.63)	(2.63)	18.93	1.35		1.42		0.23		13		9.31	13
11/01/10	10/31/11	19.63	(0.05)	2.23	2.18	—	(1.76)	(1.76)	20.05	1.40		1.44		(0.25)		36		11.35	12
11/01/09	10/31/10	16.54	(0.09)	3.75	3.66	—	(0.57)	(0.57)	19.63	1.50		1.67		(0.46)		22		22.63	10
Class C*
11/01/13	10/31/14	22.38	(0.25)	0.84	0.59	—	(0.51)	(0.51)	22.46	2.11		2.09		(1.11)		68	(g)	2.63	11
11/01/12	10/31/13	18.22	(0.18)	5.73	5.55	—	(1.39)	(1.39)	22.38	2.12		2.14		(0.88)		14		32.62	11
11/01/11	10/31/12	19.52	(0.10)	1.43	1.33	—	(2.63)	(2.63)	18.22	2.11		2.19		(0.54)		13		8.54	7
11/01/10	10/31/11	19.32	(0.22)	2.18	1.96	—	(1.76)	(1.76)	19.52	2.28		2.21		(1.13)		36		10.31	6
11/01/09	10/31/10	16.41	(0.23)	3.71	3.48	—	(0.57)	(0.57)	19.32	2.30		2.49		(1.25)		22		21.69	5
Class I*
11/01/13	10/31/14	23.86	0.02	0.91	0.93	(0.01)	(0.51)	(0.52)	24.27	0.95		1.10		0.10		68	(g)	3.93	33
11/01/12	10/31/13	19.28	0.06	6.07	6.13	(0.16)	(1.39)	(1.55)	23.86	0.95		1.16		0.27		14		34.20	106
11/01/11	10/31/12	20.31	0.12	1.49	1.61	(0.01)	(2.63)	(2.64)	19.28	0.95		1.17		0.61		13		9.74	58
11/01/10	10/31/11	19.80	0.04	2.24	2.28	(0.01)	(1.76)	(1.77)	20.31	0.95		1.19		0.20		36		11.81	61
11/01/09	10/31/10	16.59	0.02	3.77	3.79	(0.01)	(0.57)	(0.58)	19.80	0.95		1.56		0.11		22		23.39	56
Class R-3*
11/01/13	10/31/14	23.12	(0.17)	0.89	0.72	—	(0.51)	(0.51)	23.33	1.70		1.77		(0.72)		68	(g)	3.11	0
11/01/12	10/31/13	18.77	(0.08)	5.89	5.81	(0.07)	(1.39)	(1.46)	23.12	1.70		1.85		(0.40)		14		33.17	0
11/01/11	10/31/12	19.96	— (f)	1.44	1.44	—	(2.63)	(2.63)	18.77	1.70		1.80		0.02		13		8.95	0
11/01/10	10/31/11	19.60	(0.11)	2.23	2.12	—	(1.76)	(1.76)	19.96	1.70		1.67		(0.55)		36		11.03	0
12/28/09	10/31/10	17.86	(0.11)	1.85	1.74	—	—	—	19.60	1.71	(e)	2.68	(e)	(0.69	)(e)	22		9.74	0
Class R-5*
11/01/13	10/31/14	23.82	0.04	0.87	0.91	(0.02)	(0.51)	(0.53)	24.20	0.95		1.04		0.18		68	(g)	3.85	0
11/01/12	10/31/13	19.25	(0.02)	6.15	6.13	(0.17)	(1.39)	(1.56)	23.82	0.95		1.00		(0.11)		14		34.25	0
11/01/11	10/31/12	20.30	0.12	1.48	1.60	(0.02)	(2.63)	(2.65)	19.25	0.95		1.28		0.62		13		9.72	0
11/01/10	10/31/11	19.79	0.04	2.25	2.29	(0.02)	(1.76)	(1.78)	20.30	0.95		1.13		0.21		36		11.83	0
12/28/09	10/31/10	17.92	0.01	1.86	1.87	—	—	—	19.79	0.97	(e)	1.96	(e)	0.05	(e)	22		10.44	0

36	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal periods			From investment operations			Dividends & distributions				Ratio to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered (†)		Without expenses waived/ recovered (†)		Net income (loss)		Portfolio turnover rate (%) (a)		Total return (%) (a)(b)	Ending net assets (millions)
Beginning	Ending
Eagle Smaller Company Fund (cont’d)
Class R-6*
11/01/13	10/31/14	23.86	0.03	0.87	0.90	(0.03)	(0.51)	(0.54)	24.22	0.85		0.94		0.13		68	(g)	3.78	25
11/01/12	10/31/13	19.28	0.01	6.14	6.15	(0.18)	(1.39)	(1.57)	23.86	0.85		0.96		0.04		14		34.33	18
11/01/11	10/31/12	20.30	0.14	1.49	1.63	(0.02)	(2.63)	(2.65)	19.28	0.85		1.15		0.72		13		9.85	0
08/15/11	10/31/11	19.44	0.01	0.85	0.86	—	—	—	20.30	0.85	(e)	1.24	(e)	0.17	(e)	36		4.42	0

(†) The ratio of expenses to average net assets includes the effects of expense offsets. If the expense offsets were excluded, the ratio would be equal to the ratio presented.

* Per share amounts have been calculated using the daily average share method.

(a) Not annualized for periods less than one year.

(b) Total returns are calculated without the imposition of either front-end or contingent deferred sales charges.

(c) The Eagle Capital Appreciation Fund changed its subadvisor effective June 28, 2013.

(d) The Eagle Growth & Income Fund changed its subadvisor effective June 1, 2011.

(e) Annualized.

(f) Per share amount is less than $0.005.

(g) The Eagle Smaller Company Fund changed its subadvisor effective October 20, 2014.

The accompanying notes are an integral part of the financial statements.	37

Notes to Financial Statements

10.31.2014

NOTE 1  |  Organization and investment objective  |  The Eagle Capital Appreciation Fund, the Eagle Growth & Income Fund and the Eagle Series Trust (each a “Trust” and collectively the “Trusts” or the “Eagle Family of Funds”) are organized as separate Massachusetts business trusts, and are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies. Members of the Board of Trustees (“Board”) for the Trusts may serve as Trustees for one or more of the Trusts. The Trusts offer shares in the following series (each a “Fund” and collectively the “Funds”) and are advised by Eagle Asset Management, Inc. (“Eagle” or “Manager”).

•	The Eagle Capital Appreciation Fund (“Capital Appreciation Fund”) seeks long-term capital appreciation.

•	The Eagle Growth & Income Fund (“Growth & Income Fund”) primarily seeks long-term capital appreciation and, secondarily, seeks current income.

The Eagle Series Trust currently offers shares in seven series:

•	The Eagle International Stock Fund (“International Stock Fund”) seeks capital appreciation,

•	The Eagle Investment Grade Bond Fund (“Investment Grade Bond Fund”) seeks current income and preservation of capital,

•	The Eagle Mid Cap Growth Fund (“Mid Cap Growth Fund”) seeks long-term capital appreciation,

•	The Eagle Mid Cap Stock Fund (“Mid Cap Stock Fund”) seeks long-term capital appreciation,

•	The Eagle Small Cap Growth Fund (“Small Cap Growth Fund”) seeks long-term capital appreciation,

•	The Eagle Small Cap Stock Fund (“Small Cap Stock Fund”) seeks capital appreciation, and

•	The Eagle Smaller Company Fund (“Smaller Company Fund”) seeks capital growth.

The Eagle Series Trust also includes the Eagle Tax-Exempt Bond Fund which is not currently offered for sale.

Class offerings  |  Each Fund is authorized and currently offers Class A, Class C, Class I, Class R-3 and Class R-5 shares to qualified buyers. The Growth & Income Fund, the International Stock Fund, the Mid Cap Growth Fund, the Mid Cap Stock Fund, the Small Cap Growth Fund, the Small Cap Stock Fund and the Smaller Company Fund are authorized and currently offer Class R-6 shares to qualified buyers.

•

For all Funds except the Investment Grade Bond Fund, Class A shares are sold at a maximum front-end sales charge of 4.75%. For the Investment Grade Bond Fund, Class A shares are sold at a maximum front-end sales charge of 3.75%. Class A share investments greater than $1 million, which are not sold subject to a sales charge, may be subject to a contingent deferred sales charge (“CDSC”) of up to 1% of the lower of net asset value (“NAV”) or purchase price if redeemed within 18 months of purchase.

•	Class C shares are sold subject to a CDSC of 1% of the lower of NAV or purchase price if redeemed within one year of purchase.

•	Class I, Class R-3, Class R-5 and Class R-6 shares are each sold without a front-end sales charge or a CDSC to qualified buyers.

NOTE 2  |  Significant accounting policies

Use of estimates  |  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material.

Valuation of securities  |  The price of each Fund’s shares is based on the NAV per share of each class of a Fund. The Funds determine the NAV of their shares on each day the New York Stock Exchange (“NYSE”) is open for business, as of the close of the regular trading session (typically 4:00 p.m. Eastern Time) (“NYSE Close”), or earlier NYSE closing time that day. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the Manager is not required to recalculate the NAV.

Generally, the Funds value securities for which market quotations are readily available at market value; however, a Fund may adjust the market quotation price of securities traded in foreign markets to reflect events that occur between the close of those markets and the time of the Fund’s determination of the NAV.

A market quotation may be considered unreliable or unavailable for various reasons, such as:

•	The quotation may be stale;

•	The security is not actively traded;

•	Trading on the security halted before the close of the trading market;

•	The security is newly issued;

•	Issuer-specific events occurred after the security halted trading; or

•	Because of the passage of time between the close of the market on which the security trades and the close of the NYSE.

Issuer-specific events may cause the last market quotation to be unreliable. Such events may include:

•	A merger or insolvency;

•	Events which affect a geographical area or an industry segment, such as political events or natural disasters; or

•	Market events, such as a significant movement in the U.S. markets.

For most securities, both the latest transaction prices and adjustments for securities traded in foreign markets are furnished by Board approved independent pricing services. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using Pricing and Valuation Procedures (“Procedures”) approved by the Board. A Fund may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value requires consideration of appropriate factors, including indications of fair value available from independent pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.

Pursuant to the Procedures, the Board has delegated the day-to-day responsibility for applying and administering the Procedures to a valuation committee (“Valuation Committee”) comprised of certain officers of the Trusts and other employees of the Manager. The composition of this Valuation Committee may change from time to time. The Valuation Committee follows fair valuation guidelines as set forth in the Procedures to make fair value determinations on all securities and assets for which market quotations are unavailable or unreliable. For securities fair valued by the Valuation Committee, Eagle checks fair value prices by comparing the fair value of the security with values that are available from other sources (if any). Eagle compares the fair value of the security to the next-day opening price or next actual sale price, when applicable. Eagle documents and reports to the Valuation Committee such comparisons when they are made. The Valuation Committee reports such comparisons to the Board at their regularly scheduled meetings. The Board retains the responsibility for periodic review and consideration of the appropriateness of any fair value pricing methodology established or implemented for a Fund. Fair value pricing methods, the Procedures and

38

Notes to Financial Statements

10.31.2014

independent pricing services can change from time to time as approved by the Board, and may occur as a result of lookback testing results or changes in industry best practices.

There can be no assurance, however, that a fair value price used by a Fund on any given day will more accurately reflect the market value of a security than the market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading a Fund’s shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

•

Domestic exchange-traded equity securities  |  Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Foreign exchange-traded equity securities  |  If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the NYSE Close, closing market quotations may become unreliable. Consequently, fair valuation of securities may occur on a daily basis. The Valuation Committee, using the Procedures, may fair value a security if certain events occur between the time trading ends in a foreign market on a particular security and the Fund’s NAV calculation. The Valuation Committee, using the Procedures, may also fair value a particular security if the events are significant and make the closing price unavailable or unreliable. If an issuer-specific event has occurred that a Fund or Eagle determines, in its judgment, is likely to have affected the closing price of a foreign security, the security will be priced at fair value. The Fund also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the NYSE Close. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by an independent pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Securities primarily traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of a Fund’s shares is determined only on business days of the Fund, the value of the securities of a Fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the Fund.

•

Fixed income securities  |  Government bonds, corporate bonds, asset-backed bonds, municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the independent pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Short-term securities  |  The amortized cost method of security valuation is used by the Funds (as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended) for short-term securities (investments that have a maturity date of 60 days or less). The amortized cost of an instrument is determined by valuing it at the cost as of the time of purchase and thereafter accreting/amortizing any purchase discount/premium at a constant rate until maturity. Amortized cost approximates fair value.

•

Futures and Options  |  Futures and options are valued on the basis of market quotations, if available and reliable. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures. During the fiscal year ended October 31, 2014, none of the Funds held futures or options.

•

Investment companies and Exchange traded funds (ETFs)  |  Investments in other investment companies are valued at their reported NAV. In addition, investments in ETFs are valued on the basis of market quotations, if available and reliable. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

Fair value measurements  |  Each Fund utilizes a three-level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined as:

Level 1—Valuations based on unadjusted quoted prices for identical securities in active markets;

Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and

Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement, and may include the Valuation Committee’s own assumptions on determining fair value of investments.

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and/or level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Valuation Committee, along with any other relevant factors in the calculation of an investment’s fair value. A Fund uses prices and inputs that are current as of the valuation date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category may be classified as such due to a lack of market transparency and corroboration to support the quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable entity data.

The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2014.

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Total
Capital Appreciation Fund
Common stocks (a)	$317,860,020	$—	$317,860,020
Total investment portfolio	$317,860,020	$—	$317,860,020

39

Notes to Financial Statements

10.31.2014

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Total
Growth & Income Fund
Common stocks (a)	$628,296,545	$—	$628,296,545
Total investment portfolio	$628,296,545	$—	$628,296,545
International Stock Fund
Common stocks (a)	$—	$9,572,853	$9,572,853
Preferred stocks	—	19,685	19,685
Total investment portfolio	$—	$9,592,538	$9,592,538
Investment Grade Bond Fund
Corporate bonds (a)	$—	$24,191,087	$24,191,087
Mortgage and asset-backed securities	—	18,274,107	18,274,107
U.S. Treasuries	—	11,225,547	11,225,547
U.S. Government agency securities	—	2,035,122	2,035,122
Supranational banks	—	996,021	996,021
Total investment portfolio	$—	$56,721,884	$56,721,884
Mid Cap Growth Fund
Common stocks (a)	$693,200,510	$—	$693,200,510
Total investment portfolio	$693,200,510	$—	$693,200,510
Mid Cap Stock Fund
Common stocks (a)	$372,363,315	$—	$372,363,315
Total investment portfolio	$372,363,315	$—	$372,363,315
Small Cap Growth Fund
Common stocks (a)	$3,751,087,446	$—	$3,751,087,446
Total investment portfolio	$3,751,087,446	$—	$3,751,087,446
Small Cap Stock Fund
Common stocks (a)	$32,015,831	$—	$32,015,831
Total investment portfolio	$32,015,831	$—	$32,015,831
Smaller Company Fund
Common stocks (a)	$86,195,432	$—	$86,195,432
Total investment portfolio	$86,195,432	$—	$86,195,432
(a) Please see the investment portfolio for detail by industry.

During the fiscal year ended October 31, 2014, none of the Funds had any investments classified as Level 3 and there were no transfers in or out of levels 1, 2 or 3.

Foreign currency transactions  |  The books and records of each Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investment transactions. Net realized gain (loss) on foreign currency transactions and the net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of forward foreign currency exchange contracts and gains and losses between the ex and payment dates on dividends, interest and foreign withholding taxes.

Forward foreign currency exchange contracts  |  Each of the Funds, except the Small Cap Growth Fund, is authorized to enter into forward foreign currency contracts which are used primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. Forward foreign currency exchange contracts are valued in U.S. dollars based upon forward exchange rates provided by an independent pricing service as of the close of the NYSE each valuation day and the unrealized gain or loss is included in the related Statement of Assets and Liabilities. When the contracts are closed, the gain or loss is realized. Realized and unrealized gains and losses are included in the related Statement of Operations. Risks may arise from unanticipated movements in the currency’s value relative to the U.S. dollar and from the possible inability of counter-parties to meet the terms of their contracts. During the fiscal year ended October 31, 2014, none of the Funds held forward foreign currency exchange contracts.

Real estate investment trusts (“REIT(s)”)  |  There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Dividend income is recorded at the Manager’s estimate of the income included in distributions from the REITs. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of the investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the Funds’ fiscal year-end and may differ from the estimated amounts.

Repurchase agreements  |  Each Fund may enter into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred. During the fiscal year ended October 31, 2014, none of the Funds held any repurchase agreements.

Revenue recognition  |  Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Foreign taxes  |  The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may or may not be recoverable. The Funds accrue such taxes and recoveries as applicable, when the related income or capital gains are earned and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors.

Expenses  |  Each Fund is charged for certain expenses which are directly attributable to it, and certain other expenses which are allocated proportionately among the Eagle Family of Funds based upon methods approved by the Board. Expenses that are directly attributable to a specific class of shares, such as distribution fees, shareholder servicing fees and administrative fees, are charged directly to that class of shares. Other expenses of each Fund are allocated to each class of shares based upon its relative percentage of net

40

Notes to Financial Statements

10.31.2014

assets. The Funds have entered into an arrangement with the custodian whereby each Fund receives credits on uninvested cash balances which are used to offset a portion of each Fund’s expenses. These custodian credits are shown as “Expense offsets” in the related Statement of Operations.

Class allocations  |  Each class of shares has equal rights to earnings and assets except that each class may bear different expenses for administration, distribution and/or shareholder services. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative percentage of net assets.

Distributions  |  Each Fund, except the Investment Grade Bond Fund and the Growth & Income Fund, distributes net investment income annually. Distributions of net investment income in the Investment Grade Bond Fund and the Growth & Income Fund are made monthly and quarterly, respectively. Net realized gains from investment transactions during any particular fiscal year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each applicable Fund, will be distributed to shareholders annually in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

All dividends paid by the Funds from net investment income are deemed to be ordinary income for federal income tax purposes. Dividends paid to shareholders from net investment income were as follows:

Distributions from net investment income	11/1/13 to 10/31/14	11/1/12 to 10/31/13
Capital Appreciation Fund
Class A	$—	$755,281
Class C	—	—
Class I	—	97,034
Class R-3	—	215
Class R-5	—	225,574
Growth & Income Fund
Class A	3,614,463	4,158,689
Class C	1,770,808	2,158,530
Class I	3,009,961	1,547,741
Class R-3	51,311	68,821
Class R-5	69,985	23,317
Class R-6	1,758	352
International Stock Fund
Class A	30,280	—
Class C	11,981	—
Class I	7,072	—
Class R-3	17	—
Class R-5	28	—
Class R-6	30	—
Investment Grade Bond Fund
Class A	352,303	431,685
Class C	110,243	31,799
Class C	82,088	64,746
Class R-3	250	133
Class R-5	39	28

Distributions from net investment income (con’d)	11/1/13 to 10/31/14	11/1/12 to 10/31/13
Small Cap Growth Fund
Class A	$—	$—
Class C	—	—
Class I	—	509,544
Class R-3	—	—
Class R-5	—	49,029
Class R-6	—	344,748
Smaller Company Fund
Class A	—	62,795
Class C	—	—
Class I	66,661	489,714
Class R-3	—	527
Class R-5	56	30
Class R-6	21,657	27

Distributions paid to shareholders from net realized gains were as follows:

Distributions from net realized gains	11/1/13 to 10/31/14	11/1/12 to 10/31/13
Capital Appreciation Fund
Class A	$21,395,874	$—
Class C	8,299,481	—
Class I	3,095,665	—
Class R-3	84,996	—
Class R-5	2,133,186	—
Growth & Income Fund
Class A	4,415,858	3,223,192
Class C	3,668,620	2,285,085
Class I	2,679,903	780,909
Class R-3	80,520	57,965
Class R-5	69,654	3,124
Class R-6	1,122	55
International Stock Fund
Class A	19,718	—
Class C	15,816	—
Class I	3,673	—
Class R-3	16	—
Class R-5	15	—
Class R-6	15	—
Investment Grade Bond Fund
Class A	86,361	1,509,825
Class C	93,414	1,440,673
Class I	15,187	138,866
Class R-3	72	671
Class R-5	7	65

41

Notes to Financial Statements

10.31.2014

Distributions from net realized gains (con’d)	11/1/13 to 10/31/14	11/1/12 to 10/31/13
Mid Cap Growth Fund
Class A	$14,126,765	$8,276,297
Class C	5,726,464	3,374,447
Class I	5,736,130	2,852,287
Class R-3	567,613	298,730
Class R-5	1,762,800	1,077,505
Class R-6	462,038	29,351
Mid Cap Stock Fund
Class A	13,423,846	35,266,770
Class C	10,750,360	23,055,849
Class I	6,122,957	16,236,433
Class R-3	398,181	947,815
Class R-5	43,925	486,525
Class R-6	19,559	396
Small Cap Growth Fund
Class A	12,363,095	—
Class C	2,914,205	—
Class I	21,911,755	—
Class R-3	1,773,847	—
Class R-5	4,407,058	—
Class R-6	6,342,356	—
Small Cap Stock Fund
Class A	170,735	—
Class C	136,255	—
Class I	45,876	—
Class R-3	43	—
Class R-5	43	—
Class R-6	43	—
Smaller Company Fund
Class A	408,410	975,450
Class C	270,712	562,596
Class I	2,300,351	4,166,354
Class R-3	5,784	10,864
Class R-5	1,204	245
Class R-6	382,113	207

Offering costs  |  Offering costs of $136,518 and $128,275 associated with the formation of the International Stock Fund and the Small Cap Stock Fund, respectively, were accounted for as a deferred charge and are amortized on a straight line basis over 12 months from the date of commencement of operations; February 28, 2013 for the International Stock Fund and December 31, 2012 for the Small Cap Stock Fund, respectively. For the fiscal year ended October 31, 2014, the International Stock Fund and the Small Cap Stock Fund amortized the remaining expenses of $46,703 and $22,548, respectively.

Other  |   In the normal course of business the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the risk of loss to each Fund is expected to be remote.

NOTE 3  |  Purchases and sales of securities  |  For the fiscal year ended October 31, 2014, purchases and sales of investment securities (excluding short-term obligations) were as follows:

	Purchases	Sales
Capital Appreciation Fund	$102,522,088	$159,831,050
Growth & Income Fund	143,123,838	57,045,163
International Stock Fund	11,487,011	8,062,246
Investment Grade Bond Fund
Debt securities	50,161,749	82,594,918
U.S. Treasury securities	40,484,268	36,240,917
Mid Cap Growth Fund	386,888,288	380,871,245
Mid Cap Stock Fund	130,535,422	216,369,983
Small Cap Growth Fund	1,440,860,677	1,893,861,081
Small Cap Stock Fund	22,475,131	14,585,327
Smaller Company Fund	95,778,746	166,621,897

NOTE 4  |  Investment advisory fees and other transactions with affiliates  |  Each Fund has agreed to pay to the Manager an investment advisory and an administrative fee equal to an annualized rate based on a percentage of each Fund’s average daily net assets, computed daily and payable monthly. For advisory services provided by the Manager, the investment advisory rate for each Fund is as follows:

Investment advisory fee rate schedule	Breakpoint	Investment advisory fee
Capital Appreciation Fund	First $1 billion	0.60%
	Over $1 billion	0.55%
Growth & Income Fund	First $100 million	0.60%
	$100 million to $500 million	0.45%
	Over $500 million	0.40%
International Stock Fund	All assets	0.85%
Investment Grade Bond Fund	All assets	0.30%
Mid Cap Growth Fund, Mid Cap Stock	First $500 million	0.60%
Fund, Small Cap Growth Fund,	$500 million to $1 billion	0.55%
Smaller Company Fund	Over $1 billion	0.50%
Small Cap Stock Fund	All assets	0.60%

For administrative services provided by the Manager, each Fund agreed to pay an administrative rate of 0.15% of the average daily net assets of Class A, Class C and Class R-3 shares and 0.10% of the average daily net assets of Class I, Class R-5 and Class R-6 shares.

Subadvisory fees  |  The Manager has entered into subadvisory agreements with certain parties to provide investment advice, portfolio management services (including the placement of brokerage orders), certain compliance and other services to the Funds.

The Manager entered into a subadvisory agreement with ClariVest Asset Management LLC (“ClariVest”), an affiliate of Eagle, to serve as subadvisor for the Capital Appreciation Fund and the International Stock Fund. Under this agreement, Eagle pays ClariVest an annualized rate of 0.55% and 0.85% on all assets as a percentage of the Fund’s average daily net assets, computed daily and payable monthly for the Capital Appreciation Fund and the International Stock Fund, respectively.

42

Notes to Financial Statements

10.31.2014

The Manager entered into a subadvisory agreement with Eagle Boston Investment Management, Inc. (“EBIM”), an affiliate of Eagle, pursuant to which EBIM served as subadvisor for the Smaller Company Fund through October 19, 2014. Under this agreement, Eagle paid EBIM an annualized rate of 0.375% on the first $500 million of total assets, 0.35% on assets between $500 million and $1 billion, and 0.325% on all assets over $1 billion as a percentage of the Fund’s average daily net assets, computed daily and payable monthly. The subadvisory agreement terminated effective October 20, 2014. EBIM no longer serves as the subavisor for the Smaller Company Fund.

Distribution and service fees  |  Pursuant to the Class A, Class C and Class R-3 Distribution plans and in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended (“Rule 12b-1 Plans”), the Funds are authorized to pay Eagle Fund Distributors, Inc. (“Distributor”), an affiliate of the Manager, a fee based on the average daily net assets for each class of shares, accrued daily and payable monthly. Each Fund of the Series Trust is authorized to pay the Distributor distribution and service fees of up to 0.35% of that fund’s average daily net assets attributable to Class A shares of that fund. The Capital Appreciation Fund and the Growth & Income Fund are authorized to pay the Distributor distribution and service fees of up to 0.50% of those Funds’ average daily net assets attributable to Class A shares of those Funds. Currently, the distribution and service fee is 0.25% for Class A shares of each Fund. Each Fund also is authorized, and currently pays, the Distributor distribution and services fees of 1% for Class C shares, and 0.50% for Class R-3 shares. The Funds do not incur any direct distribution expenses related to Class I, Class R-5 or Class R-6 shares. However, Eagle or any third party may make payments for the sale and distribution of Class I, Class R-5 or Class R-6 shares from its own resources.

Sales charges  |  For the fiscal year ended October 31, 2014, total front-end sales charges and CDSCs paid to the Distributor were as follows:

	Front-end sales charge	Contingent deferred sales charges
	Class A	Class A	Class C
Capital Appreciation Fund	$59,053	$—	$418
Growth & Income Fund	645,968	—	4,352
International Stock Fund	23,594	—	81
Investment Grade Bond Fund	32,775	—	1,533
Mid Cap Growth Fund	150,314	30	566
Mid Cap Stock Fund	76,436	—	1,986
Small Cap Growth Fund	276,961	4,928	3,755
Small Cap Stock Fund	95,051	—	1,764
Smaller Company Fund	15,100	—	173

The Distributor paid commissions to salespersons from these fees and incurred other distribution costs.

Agency commissions  |  For the fiscal year ended October 31, 2014, total agency brokerage commissions paid by the Funds and agency brokerage commissions paid directly to Raymond James & Associates, Inc. (“RJA”), an affiliate of the Manager, were as follows:

	Total agency brokerage commissions	Paid to Raymond James & Associates, Inc.
Capital Appreciation Fund	$64,969	$—
Growth & Income Fund	55,459	—
International Stock Fund	9,721	—
Investment Grade Bond Fund	—	—
Mid Cap Growth Fund	422,293	7,410
Mid Cap Stock Fund	147,446	15,316
Small Cap Growth Fund	1,813,397	34,918
Small Cap Stock Fund	21,851	2,477
Smaller Company Fund	114,702	3,233

Internal audit fees  |  RJA provides internal audit services to the Funds. Each Fund pays RJA a fixed and/or hourly fee for these services.

Shareholder servicing fees  |  Eagle Fund Services, Inc. (“EFS”), an affiliate of the Manager, is the shareholder servicing agent for each of the Funds. EFS’ actual cost of providing such services is reimbursed by the Funds on a pro-rata basis of each Fund’s relative total net assets. The amount of shareholder servicing fees charged to the Funds were as follows:

Shareholder servicing fees	11/1/2013 to 10/31/2014
Capital Appreciation Fund Class A	$9,355
Capital Appreciation Fund Class C	3,641
Capital Appreciation Fund Class I	3,301
Capital Appreciation Fund Class R-3	37
Capital Appreciation Fund Class R-5	392
Capital Appreciation Fund Class R-6	N/A
Growth & Income Fund Class A	12,555
Growth & Income Fund Class C	10,591
Growth & Income Fund Class I	8,787
Growth & Income Fund Class R-3	234
Growth & Income Fund Class R-5	207
Growth & Income Fund Class R-6	—
International Stock Fund Class A	221
International Stock Fund Class C	204
International Stock Fund Class I	53
International Stock Fund Class R-3	—
International Stock Fund Class R-5	—
International Stock Fund Class R-6	—
Investment Grade Bond Fund Class A	1,576
Investment Grade Bond Fund Class C	1,698
Investment Grade Bond Fund Class I	329
Investment Grade Bond Fund Class R-3	2
Investment Grade Bond Fund Class R-5	—
Investment Grade Bond Fund Class R-6	N/A

43

Notes to Financial Statements

10.31.2014

Shareholder servicing fees (cont’d)	11/1/2013 to 10/31/2014
Mid Cap Growth Fund Class A	$16,365
Mid Cap Growth Fund Class C	5,777
Mid Cap Growth Fund Class I	8,258
Mid Cap Growth Fund Class R-3	757
Mid Cap Growth Fund Class R-5	2,779
Mid Cap Growth Fund Class R-6	—
Mid Cap Stock Fund Class A	10,168
Mid Cap Stock Fund Class C	7,087
Mid Cap Stock Fund Class I	4,798
Mid Cap Stock Fund Class R-3	301
Mid Cap Stock Fund Class R-5	24
Mid Cap Stock Fund Class R-6	—
Small Cap Growth Fund Class A	48,745
Small Cap Growth Fund Class C	10,469
Small Cap Growth Fund Class I	97,562
Small Cap Growth Fund Class R-3	7,272
Small Cap Growth Fund Class R-5	19,257
Small Cap Growth Fund Class R-6	—
Small Cap Stock Fund Class A	738
Small Cap Stock Fund Class C	663
Small Cap Stock Fund Class I	264
Small Cap Stock Fund Class R-3	2
Small Cap Stock Fund Class R-5	—
Small Cap Stock Fund Class R-6	—
Smaller Company Fund Class A	1,109
Smaller Company Fund Class C	658
Smaller Company Fund Class I	4,589
Smaller Company Fund Class R-3	21
Smaller Company Fund Class R-5	1
Smaller Company Fund Class R-6	—

Expense limitations  |  Eagle has contractually agreed to reduce its fees and/or reimburse expenses to each class of the Funds through February 28, 2015, to the extent that the annual operating expense rate for each class of shares exceeds the following annualized rates as a percentage of average daily net assets of each class of shares.

Expense limitations rate schedule	Class A	Class C	Class I
Capital Appreciation Fund	1.40%	2.20%	0.95%
Growth & Income Fund	1.40%	2.20%	0.95%
International Stock Fund	1.75%	2.55%	1.15%
Investment Grade Bond Fund	0.85%	1.65%	0.60%
Mid Cap Growth Fund	1.50%	2.30%	0.95%
Mid Cap Stock Fund	1.50%	2.30%	0.95%
Small Cap Growth Fund	1.50%	2.30%	0.95%
Small Cap Stock Fund	1.50%	2.30%	0.95%
Smaller Company Fund	1.50%	2.30%	0.95%

Expense limitations rate schedule	Class R-3	Class R-5	Class R-6
Capital Appreciation Fund	1.65%	0.95%	N/A
Growth & Income Fund	1.65%	0.95%	0.85%
International Stock Fund	1.75%	1.15%	1.05%
Investment Grade Bond Fund	1.15%	0.60%	N/A
Mid Cap Growth Fund	1.70%	0.95%	0.85%
Mid Cap Stock Fund	1.70%	0.95%	0.85%
Small Cap Growth Fund	1.70%	0.95%	0.85%
Small Cap Stock Fund	1.70%	0.95%	0.85%
Smaller Company Fund	1.70%	0.95%	0.85%

Fees and expenses waived and/or reimbursed based on the expense rate limitation schedule were as follows:

Expenses waived and/or reimbursed	11/1/2013 to 10/31/2014
International Stock Fund	$376,583
International Stock Fund Class I	651
International Stock Fund Class R-5	1
International Stock Fund Class R-6	4
Investment Grade Bond Fund	86,061
Investment Grade Bond Fund Class A	70,495
Investment Grade Bond Fund Class C	60,494
Investment Grade Bond Fund Class I	10,603
Investment Grade Bond Fund Class R-3	78
Investment Grade Bond Fund Class R-5	3
Mid Cap Stock Fund Class I	131,328
Small Cap Stock Fund	269,620
Small Cap Stock Fund Class I	4,394
Small Cap Stock Fund Class R-5	1
Small Cap Stock Fund Class R-6	4
Smaller Company Fund Class I	170,844
Smaller Company Fund Class R-3	317
Smaller Company Fund Class R-5	38
Smaller Company Fund Class R-6	23,868

A portion or all of a Fund’s fees and expenses reduced and/or reimbursed by the Manager in prior fiscal years may be recoverable by Eagle prior to their expiration date. Eagle must recover from the same class of shares any previously reduced and/or reimbursed fees and expenses within two years from the Fund’s fiscal year-end during which the fees and expenses were originally reduced and/or reimbursed. Previously reduced and/or reimbursed fees and expenses are recovered by Eagle when expenses in the current fiscal year fall below the expense rate limitation then in effect. The following table shows the amounts that Eagle may be allowed to recover by class of shares and the date in which these amounts will expire:

Recoverable expenses	10/31/2016	10/31/2015
Capital Appreciation Fund Class R-5	$—	$8,762
International Stock Fund	376,583	290,423
International Stock Fund Class I	651	7
International Stock Fund Class R-5	1	1

44

Notes to Financial Statements

10.31.2014

Recoverable expenses (cont’d)	10/31/2016	10/31/2015
International Stock Fund Class R-6	$4	$3
Investment Grade Bond Fund	86,061	—
Investment Grade Bond Fund Class A	70,495	86,579
Investment Grade Bond Fund Class C	60,494	64,789
Investment Grade Bond Fund Class I	10,603	8,227
Investment Grade Bond Fund Class R-3	78	55
Investment Grade Bond Fund Class R-5	3	1
Mid Cap Stock Fund Class I	131,328	194,382
Small Cap Stock Fund	269,620	300,190
Small Cap Stock Fund Class I	4,394	365
Small Cap Stock Fund Class R-5	1	1
Small Cap Stock Fund Class R-6	4	3
Smaller Company Fund	—	25,764
Smaller Company Fund Class I	170,844	128,961
Smaller Company Fund Class R-3	317	277
Smaller Company Fund Class R-5	38	3
Smaller Company Fund Class R-6	23,868	6,002

The Manager recovered previously waived expenses as follows:

Recovered fees previously waived	11/1/2013 to 10/31/2014
Capital Appreciation Fund Class I	$7,958
Capital Appreciation Fund Class R-5	481
International Stock Fund Class C	15
Small Cap Stock Fund Class A	7
Smaller Company Fund	46,134

Trustees and officers compensation  |  Each Trustee of the Eagle Family of Funds who is not an employee of the Manager receives an annual retainer along with meeting fees for those Eagle Family of Funds’ regular or special meetings attended in person and 25% of such fees are received for telephonic meetings. All reasonable out-of-pocket expenses are also reimbursed. Except when directly attributable to a Fund, Trustees’ fees and expenses are paid equally by each Fund in the Eagle Family of Funds. Certain officers of the Eagle Family of Funds may also be officers and/or directors of Eagle. Such officers receive no compensation from the Funds except for the Funds’ Chief Compliance Officer. A portion of the Chief Compliance Officer’s total compensation is paid equally by each Fund in the Eagle Family of Funds.

NOTE 5  |  Federal income taxes and distributions  |  Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Accordingly, no provision for federal income taxes is required since each of the Funds intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. The Manager has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (tax years ended October 31, 2011 to October 31, 2014) and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and net realized gains for financial reporting purposes. These differences primarily relate to deferral of losses from wash sales and non-REIT return of capital.

For income tax purposes, distributions paid during the fiscal years indicated were as follows:

	Ordinary income		Long-term capital gains
	10/31/14	10/31/13	10/31/14	10/31/13
Capital Appreciation Fund	$—	$1,078,104	$35,009,202	$—
Growth & Income Fund	8,518,286	10,026,061	10,915,677	4,281,719
International Stock Fund	88,661	—	—	—
Investment Grade Bond Fund	544,949	1,727,155	195,015	1,891,336
Mid Cap Growth Fund	4,820,359	—	23,561,451	15,908,617
Mid Cap Stock Fund	18,967,002	—	11,791,826	75,993,788
Small Cap Growth Fund	—	704,202	49,712,316	199,119
Small Cap Stock Fund	352,952	—	43	—
Smaller Company Fund	245,723	646,602	3,211,225	5,622,207

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character; these adjustments have no effect on net assets or NAV per share. Financial reporting records are not adjusted for temporary differences. The reclassifications arise from permanent book/tax differences primarily attributable to net operating losses not utilized, foreign currency transactions, capital loss carryforwards expired, return of capital distributions from REITs, adjustments for partnership distributions and income, merger adjustments, and the tax practice of treating a portion of the proceeds from each redemption as a distribution of taxable net investment income or realized gains. The reclassifications were as follows:

Fund	Undistributed net investment income (loss)	Accumulated net realized gain (loss)	Paid-in capital
Capital Appreciation Fund	$869,023	$(14,343,463)	$13,474,440
Growth & Income Fund	63,475	(63,473)	(2)
International Stock Fund	875	(875)	—
Investment Grade Bond Fund	—	—	—
Mid Cap Growth Fund	1,810,419	(1,810,419)	—
Mid Cap Stock Fund	367,037	(25,276)	(341,761)
Small Cap Growth Fund	19,100,759	188,525	(19,289,284)
Small Cap Stock Fund	278,987	(280,358)	1,371
Smaller Company Fund	(13,942)	(3,960,950)	3,974,892

At October 31, 2014, the Funds had capital loss carryforwards available to offset future realized gains through the years listed below as follows:

Fund	10/31/16	10/31/17	Indefinitely	Total
Capital Appreciation Fund	$—	$—	$—	$—
Growth & Income Fund*	669,529	1,477,645	—	2,147,174
International Stock Fund	—	—	—	—
Investment Grade Bond Fund	—	—	—	—
Mid Cap Growth Fund	—	—	—	—
Mid Cap Stock Fund	—	—	—	—
Small Cap Growth Fund	—	—	—	—
Small Cap Stock Fund	—	—	—	—
Smaller Company Fund	—	—	—	—

45

Notes to Financial Statements

10.31.2014

Fund	Capital loss carryforwards utilized during the year fiscal ended October 31, 2014	Capital loss carryforwards expired during the fiscal year ended October 31, 2014
Capital Appreciation Fund	$—	$—
Growth & Income Fund*	715,725	—
International Stock Fund	—	—
Investment Grade Bond Fund	—	—
Mid Cap Growth Fund	—	—
Mid Cap Stock Fund	—	—
Small Cap Growth Fund	—	—
Small Cap Stock Fund	—	—
Smaller Company Fund	—	—
* Capital loss carryforwards reflected above are a result of the merger with Large Cap Core Fund on January 20, 2012. These losses are subject to an annual limitation of $715,725.

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term gain	Capital Loss carry-forwards	Late Year Loss Deferral	Net unrealized app/(dep)
Capital Appreciation Fund	$3,485,598	$40,341,390	$ —	$—	$130,578,876
Growth & Income Fund	377,406	4,932,058	(2,147,174)	—	149,303,674	†
International Stock Fund	564,436	—	—	—	28,351	††
Investment Grade Bond Fund	259,914	—	—	—	205,648
Mid Cap Growth Fund	—	68,282,693	—	(960,788)	218,246,389
Mid Cap Stock Fund	—	31,201,360	—	(2,159,767)	82,983,043
Small Cap Growth Fund	—	415,686,243	—	(11,990,571)	1,084,303,588
Small Cap Stock Fund	15,233	746,844	—	—	2,281,807
Smaller Company Fund	—	24,576,468	—	(200,316)	25,324,444
† Includes currency appreciation/(depreciation) of $(6,209)
†† Includes currency appreciation/(depreciation) of $(1,313)

NOTE 6  |  Subsequent events  |  On November 14, 2014, the Board of Trustees of Eagle Series Trust (“Trust”) approved the reorganization (the “Reorganization”) of the Small Cap Stock Fund into the Smaller Company Fund. The Reorganization, which does not require approval by shareholders of the Small Cap Stock Fund, is expected to take place at the close of business on or about February 23, 2015. The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes. As a result of the Reorganization, effective January 17, 2015, the Small Cap Stock Fund will no longer accept purchases of Small Cap Stock Fund shares or exchanges into the Small Cap Stock Fund.

NOTE 7  |  New accounting pronouncements  |  In June 2013, the FASB issued ASU 2013-08, Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. This ASU amends the assessment of whether an entity is an investment company, requires disclosure of the status as an investment company, among other changes. This ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Early implementation is prohibited. Management has evaluated the impact of applying this standard and does not expect that it will have a material impact on the financial statements or disclosures as the Funds will meet the definition of an investment company.

46

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of Eagle Capital Appreciation Fund, Eagle Growth & Income Fund, Eagle International Stock Fund, Eagle Investment Grade Bond Fund, Eagle Mid Cap Growth Fund, Eagle Mid Cap Stock Fund, Eagle Small Cap Growth Fund, Eagle Small Cap Stock Fund, and Eagle Smaller Company Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eagle Capital Appreciation Fund, Eagle Growth & Income Fund, Eagle International Stock Fund, Eagle Investment Grade Bond Fund, Eagle Mid Cap Growth Fund, Eagle Mid Cap Stock Fund, Eagle Small Cap Growth Fund, Eagle Small Cap Stock Fund and Eagle Smaller Company Fund (the “Funds”) at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 18, 2014

Tampa, Florida

47

Understanding Your Ongoing Costs

(UNAUDITED)	10.31.2014

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases, contingent deferred sales charges, or redemption fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The following sections are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges or redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund’s prospectus or contact your financial advisor.

Actual expenses  |  The table below shows the actual expenses you would have paid on a $1,000 investment in each Fund on May 1, 2014, and held through October 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the fiscal year, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes  |  The table below shows each Fund’s expenses based on a $1,000 investment held from May 1, 2014 through October 31, 2014 and assuming for this period a hypothetical 5% annualized rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Funds with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

		Actual expenses		Hypothetical expenses
Actual	Beginning Account Value	Ending Account Value	Expenses paid during period (a)	Ending Account Value	Expenses paid during period	Annualized expense ratio
Capital Appreciation Fund
Class A	$1,000.00	$1,125.00	$6.43	$1,019.16	$6.11	1.20%
Class C	1,000.00	1,120.50	10.53	1,015.27	10.01	1.97
Class I	1,000.00	1,126.60	5.04	1,020.47	4.79	0.94
Class R-3	1,000.00	1,122.80	8.35	1,017.34	7.93	1.56
Class R-5	1,000.00	1,126.50	5.09	1,020.42	4.84	0.95
Growth & Income Fund
Class A	1,000.00	1,048.70	5.27	1,020.06	5.19	1.02
Class C	1,000.00	1,044.40	9.22	1,016.18	9.10	1.79
Class I	1,000.00	1,050.20	3.93	1,021.37	3.87	0.76
Class R-3	1,000.00	1,046.40	7.17	1,018.20	7.07	1.39
Class R-5	1,000.00	1,049.50	3.93	1,021.37	3.87	0.76
Class R-6	1,000.00	1,050.10	3.36	1,021.93	3.31	0.65
International Stock Fund
Class A	1,000.00	978.70	7.83	1,017.29	7.98	1.57
Class C	1,000.00	975.00	11.75	1,013.31	11.98	2.36
Class I	1,000.00	981.10	5.74	1,019.41	5.85	1.15
Class R-3	1,000.00	978.10	8.68	1,016.43	8.84	1.74
Class R-5	1,000.00	981.10	5.74	1,019.41	5.85	1.15
Class R-6	1,000.00	981.70	5.24	1,019.91	5.35	1.05
Investment Grade Bond Fund
Class A	1,000.00	1,009.40	4.31	1,020.92	4.33	0.85
Class C	1,000.00	1,006.00	8.34	1,016.89	8.39	1.65
Class I	1,000.00	1,010.60	3.04	1,022.18	3.06	0.60
Class R-3	1,000.00	1,007.90	5.82	1,019.41	5.85	1.15
Class R-5	1,000.00	1,011.10	3.04	1,022.18	3.06	0.60
Mid Cap Growth Fund
Class A	1,000.00	1,085.30	6.31	1,019.16	6.11	1.20
Class C	1,000.00	1,081.40	9.97	1,015.63	9.65	1.90
Class I	1,000.00	1,087.30	4.52	1,020.87	4.38	0.86
Class R-3	1,000.00	1,083.80	7.77	1,017.74	7.53	1.48
Class R-5	1,000.00	1,087.10	4.58	1,020.82	4.43	0.87
Class R-6	1,000.00	1,087.80	4.05	1,021.32	3.92	0.77

48

Understanding Your Ongoing Costs

(UNAUDITED)	10.31.2014

		Actual expenses		Hypothetical expenses
Actual	Beginning Account Value	Ending Account Value	Expenses paid during period (a)	Ending Account Value	Expenses paid during period	Annualized expense ratio
Mid Cap Stock Fund
Class A	$1,000.00	$1,037.60	$6.32	$1,019.00	$6.26	1.23%
Class C	1,000.00	1,033.20	10.15	1,015.22	10.06	1.98
Class I	1,000.00	1,038.80	4.88	1,020.42	4.84	0.95
Class R-3	1,000.00	1,035.60	7.90	1,017.44	7.83	1.54
Class R-5	1,000.00	1,039.30	4.73	1,020.57	4.69	0.92
Class R-6	1,000.00	1,039.60	4.27	1,021.02	4.23	0.83
Small Cap Growth Fund
Class A	1,000.00	1,067.30	5.94	1,019.46	5.80	1.14
Class C	1,000.00	1,063.40	9.57	1,015.93	9.35	1.84
Class I	1,000.00	1,068.80	4.12	1,021.22	4.02	0.79
Class R-3	1,000.00	1,065.30	7.70	1,017.74	7.53	1.48
Class R-5	1,000.00	1,069.00	4.17	1,021.17	4.08	0.80
Class R-6	1,000.00	1,069.90	3.44	1,021.88	3.36	0.66
Small Cap Stock Fund
Class A	1,000.00	1,024.20	6.89	1,018.40	6.87	1.35
Class C	1,000.00	1,020.10	10.85	1,014.47	10.82	2.13
Class I	1,000.00	1,026.20	4.85	1,020.42	4.84	0.95
Class R-3	1,000.00	1,022.70	7.85	1,017.44	7.83	1.54
Class R-5	1,000.00	1,026.30	4.85	1,020.42	4.84	0.95
Class R-6	1,000.00	1,026.80	4.34	1,020.92	4.33	0.85
Smaller Company Fund
Class A	1,000.00	1,005.10	7.08	1,018.15	7.12	1.40
Class C	1,000.00	1,001.80	10.75	1,014.47	10.82	2.13
Class I	1,000.00	1,008.30	4.81	1,020.42	4.84	0.95
Class R-3	1,000.00	1,004.30	8.59	1,016.64	8.64	1.70
Class R-5	1,000.00	1,007.90	4.81	1,020.42	4.84	0.95
Class R-6	1,000.00	1,006.70	4.30	1,020.92	4.33	0.85

(a) Expenses are calculated using each Fund’s annualized expense ratios for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (184), and then dividing that result by the actual number of days in the fiscal year (365).

49

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)

Overview  |   At a meeting held on August 15, 2014, the Boards of Trustees for the Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust, including their independent members (together, the “Board”), approved the renewal of the investment advisory agreement between Eagle Asset Management, Inc. (“Eagle”) and: (1) Eagle Capital Appreciation Fund; (2) Eagle Growth & Income Fund; and (3) Eagle Series Trust, on behalf of the Eagle International Stock Fund, Eagle Investment Grade Bond Fund, Eagle Mid Cap Growth Fund, Eagle Mid Cap Stock Fund, Eagle Small Cap Growth Fund, Eagle Small Cap Stock Fund, Eagle Smaller Company Fund and Eagle Tax-Exempt Bond Fund. Each of the funds mentioned is referred to as a “Fund” and, collectively, the “Funds.”

The Board also approved the renewal of the investment subadvisory agreements with: (1) ClariVest Asset Management LLC (“ClariVest”), the subadviser to the Eagle Capital Appreciation Fund and the Eagle International Stock Fund; and (2) Eagle Boston Investment Management, Inc. (“EBIM”), the subadviser to the Eagle Smaller Company Fund. Each of the investment advisory and subadvisory agreements is referred to herein as an “Agreement” and, collectively, as the “Agreements.”

In renewing the Agreements, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared in connection with the annual renewal process. The Board, acting directly or through its committees, was provided with information and reports relevant to the annual renewal of the Agreements, including: reports regarding the services and support provided to the Funds and their shareholders by Eagle, ClariVest, EBIM, J.P. Morgan Worldwide Securities Services Co. (“J.P. Morgan”), a third party that provides sub-administration, transfer agent, fund accounting and custody services to the Funds, and U.S. Bancorp Fund Services, LLC (“USBFS”), which provides certain sub-transfer agent services to the Funds; information on the Funds’ performance and commentary on the performance; presentations by Fund portfolio managers addressing, as applicable, Eagle’s, ClariVest’s and EBIM’s investment philosophy, investment strategies, personnel and operations; compliance and audit reports concerning the Funds, Eagle, ClariVest, EBIM, J.P. Morgan and USBFS, including responses to issues raised therein; and information on relevant developments in the mutual fund industry and how the Eagle Funds and/or Eagle are responding to them.

As part of the renewal process, the Board, with the assistance of independent legal counsel, requested and received additional reports containing substantial and detailed information regarding the Funds, Eagle, ClariVest and EBIM. Among other matters, these reports included information on: (1) the nature and extent of the advisory and other services provided by Eagle and EBIM; (2) the personnel of Eagle, ClariVest and EBIM; (3) the financial condition of Eagle, ClariVest and EBIM; (4) the compliance programs and records of Eagle, ClariVest and EBIM; (5) the performance of the Funds as compared to funds within their Morningstar category (“Morningstar Category”), Lipper, Inc. category (“Lipper Category”) and appropriate benchmarks; (6) the Funds’ expenses, including the advisory fee rates, the overall expense structures of the Funds, both in absolute terms and relative to funds within a refined Morningstar Category population (“Morningstar Population”) and peer funds selected by Eagle that are most comparable in asset size (“Peer Group”), and any applicable contractual expense limitations; (7) the anticipated effect of growth and size on the Funds’ performance and expenses, where applicable; (8) benefits to be realized by Eagle, ClariVest, EBIM and their respective affiliates; and (9) the estimated profitability of Eagle, ClariVest and EBIM under the Agreements, if available. The Board posed questions to various management personnel of Eagle regarding certain key aspects of the materials submitted in support of the renewal.

With respect to the renewal of the Agreements, the Board considered various factors, including: (1) the nature, extent and quality of services provided to the Funds; (2) the investment performance of the Funds; (3) the costs of the services provided to the Funds and the profits realized by Eagle, ClariVest, EBIM and their respective affiliates from their relationship with the Funds; (4) the extent to which economies of scale have been realized as the Funds grow; (5) whether the level of fees reflects those economies of scale for the benefit of the Funds’ investors; (6) comparisons of services and fees with contracts entered into by Eagle, ClariVest and EBIM with other clients (such as pension funds and other institutional investors); and (7) any other benefits derived by Eagle or EBIM from their relationships with the Funds.

Provided below is a discussion of the factors the Board considered at its August meeting to form the basis of its renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew the Agreements and each Trustee may have accorded different weight to the various factors.

Nature, Extent and Quality of Services   |  The Board considered that Eagle, ClariVest and EBIM are experienced in serving as investment advisers for the Funds and have provided a continuous investment program, including investment selection, credit review and market analysis, among other matters, for the Funds. The Board noted that Eagle oversees and monitors the performance and services provided by ClariVest, EBIM, J.P. Morgan and USBFS, and is responsible for the selection of Fund subadvisers. The Board also considered that Eagle and its affiliate, Eagle Fund Services, Inc., provide certain administration and fund accounting services to the Funds. In addition, the Board noted that Eagle is responsible for oversight of compliance with the Funds’ policies and objectives, review of brokerage matters, oversight of the Funds’ compliance with applicable law and implementation of Board directives as they relate to the Funds. The Board noted that shareholders in the Funds have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Eagle, and that the Funds’ shareholders, with the opportunity to review and weigh the disclosure provided by the Funds in their prospectuses and other public disclosures, have chosen to invest in the Funds.

The Board noted that ClariVest is responsible for making investment decisions on behalf of the Eagle Capital Appreciation Fund and the Eagle International Stock Fund and that EBIM is responsible for making investment decisions on behalf of the Eagle Smaller Company Fund. The Board considered that, in each case, the subadviser is responsible for placing all orders for the purchase and sale of investments for a Fund with brokers or dealers. The Board considered information regarding: (1) the background and experience of Eagle, ClariVest and EBIM personnel who provide services to the Funds; (2) certifications as to the adequacy of the compliance programs of Eagle, ClariVest and EBIM; (3) the financial information regarding Eagle, ClariVest and EBIM, as provided; and (4) Eagle’s recommendation to continue to retain ClariVest to manage the Eagle Capital Appreciation Fund and Eagle International Stock Fund and EBIM to manage the Eagle Smaller Company Fund.

Investment Performance   |  The Board considered comparisons of each Fund’s Class A performance, including, if applicable, a Fund’s year to date, one-, three-, five- and ten-year annualized total returns for the period ended June 30, 2014, relative to the average performance of its Morningstar Category and Lipper Category funds and benchmark indices. The Board also considered the performance of Eagle relative to the composite performance of comparable accounts managed by Eagle, as well as the performance of ClariVest and EBIM relative to other accounts that ClariVest and EBIM manage, to the extent such information was available.

With respect to the Eagle Capital Appreciation Fund, the Board noted the following specific factors regarding performance: (1) the Fund underperformed its benchmark index for all relevant periods; (2) the Fund outperformed the average performance of its Morningstar Category for the year-to-date, one-, three- and ten-year periods, but underperformed for the five-year period; (3) the Fund outperformed the average performance of its Lipper Category for the year-to-date, one-, three and ten-year periods, but underperformed for the

50

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)

five-year period; (4) the Fund underperformed an institutional composite managed by ClariVest Asset Management LLC for all relevant periods; and (5) the Fund’s overall 2-star Morningstar rating. The Board noted that ClariVest’s strategy with respect to the Fund is slightly different than ClariVest’s strategy with respect to the other accounts in ClariVest’s institutional composite because ClariVest became the Fund’s subadviser in June 2013 and is managing the tax consequences associated with the alignment of the Fund’s portfolio to ClariVest’s strategy.

With respect to the Eagle Growth & Income Fund, the Board noted the following specific factors regarding performance: (1) the Fund outperformed its benchmark index for the year-to-date and ten-year periods, but underperformed for the one-, three- and five-year periods; (2) the Fund outperformed the average performance of its Morningstar Category for the year-to-date, three- and ten-year periods, but underperformed for the one- and five-year periods; (3) the Fund outperformed the average performance of its Lipper Category for all relevant periods with the exception of the five-year period, during which the Fund underperformed; (4) the Fund outperformed the composite performance of comparable institutional accounts managed by Eagle for all relevant time periods with the exception of the five-year period, during which the Fund underperformed; and (5) the Fund’s overall 4-star Morningstar rating.

With respect to the Eagle International Stock Fund, the Board noted the following specific factors regarding performance for the year-to-date and the one-year periods: (1) the Fund underperformed its benchmark index; (2) the Fund outperformed the average performance of its Morningstar Category; (3) the Fund outperformed the average performance of its Lipper Category; (4) the Fund underperformed the composite performance of comparable institutional accounts managed by ClariVest; and (5) the Fund has not yet received a Morningstar rating.

With respect to the Eagle Investment Grade Bond Fund, the Board noted the following specific factors regarding performance: (1) the Fund underperformed its benchmark index for all relevant periods; (2) the Fund outperformed the average performance of its Morningstar Category for the year-to-date and three-year periods but underperformed for the one-year period; (3) the Fund underperformed the average performance of its Lipper Category for all relevant periods; (4) the Fund outperformed comparable institutional accounts managed by Eagle for the three-year period, but underperformed for the year-to-date and one-year periods; and (5) the Fund’s overall 2-star Morningstar rating.

With respect to the Eagle Mid Cap Growth Fund, the Board noted the following specific factors regarding performance: (1) the Fund outperformed its benchmark index for the one- and ten-year periods, but underperformed for all other relevant time periods; (2) the Fund outperformed the average performance of its Morningstar Category for all relevant time periods; (3) the Fund outperformed the average performance of its Lipper Category for all relevant time periods; (4) the Fund outperformed the composite performance of comparable institutional accounts managed by Eagle for the ten-year period, but underperformed for all other relevant time periods; and (5) the Fund’s 3-star Morningstar rating.

With respect to the Eagle Mid Cap Stock Fund, the Board noted the following specific factors regarding performance: (1) the Fund underperformed its primary and secondary benchmark indices for all relevant time periods; (2) the Fund underperformed the average performance of its Morningstar Category for all relevant time periods; (3) the Fund underperformed the average performance of its Lipper Category for all relevant time periods; (4) the Fund outperformed the composite performance of comparable institutional accounts managed by Eagle for all relevant time periods; and (5) the Fund’s 2-star Morningstar rating.

With respect to the Eagle Small Cap Growth Fund, the Board noted the following specific factors regarding performance: (1) the Fund outperformed its benchmark index for the five- and ten-year periods, but underperformed for the year-to-date, one- and three-year periods; (2) the Fund outperformed the average performance of its Morningstar Category for the year-to-date, five- and ten-year periods, but underperformed for the one- and three-year periods; (3) the Fund outperformed the average performance of its Lipper Category for the year-to-date, five- and ten-year periods, but underperformed for the one- and three-year periods; (4) the Fund outperformed the composite performance of comparable institutional accounts managed by Eagle for the one-, three- and five- year periods, but underperformed for the year-to-date and ten-year periods; and (5) the Fund’s 3-star Morningstar rating.

With respect to the Eagle Small Cap Stock Fund, the Board noted the following specific factors regarding performance for the year-to-date and one-year periods: (1) the Fund underperformed its benchmark index; (2) the Fund outperformed the average performance of its Morningstar Category for the year-to-date period, but underperformed for the one-year period; (3) the Fund underperformed the average performance of its Lipper Category; (4) the Fund underperformed the composite performance of comparable institutional accounts managed by Eagle; and (5) the Fund has not yet received a Morningstar rating.

With respect to the Eagle Smaller Company Fund, the Board noted the following specific factors regarding performance: (1) the Fund underperformed its primary and secondary benchmark indices for all relevant time periods; (2) the Fund underperformed the average performance of its Morningstar Category for all relevant time periods; (3) the Fund underperformed the average performance of its Lipper Category for all relevant time periods; (4) the Fund underperformed comparable institutional accounts managed by EBIM for all relevant time periods; and (5) the Fund’s 2-star Morningstar rating.

With respect to the Eagle Tax Exempt Bond Fund, the Board noted that the Fund had no performance history because the fund had not yet commenced operations.

Fees and Expenses  |  The Board considered the advisory fee rate payable by each Fund to Eagle under the Agreements, the subadvisory fee rates payable to ClariVest and EBIM, each Fund’s total expense ratio and its Rule 12b-1 fees. The Board also considered comparisons of a Fund’s expense ratio (with and without Rule 12b-1 fees) to the average expense ratio of its Morningstar Category and Peer Group within that Morningstar Category based on data ended June 30, 2014. In addition, the Board noted that Eagle had undertaken contractual and/or voluntary expense limitations with respect to the Funds for its 2014 fiscal year, which will continue for the 2015 fiscal year.

With respect to the Eagle Capital Appreciation Fund, the Board noted that the Fund’s net expense ratio was higher than the average expense ratio of its Morningstar Population and Peer Group. The Board also noted that Eagle does not manage any similar accounts, and that the subadvisory fee rate paid to ClariVest by Eagle was higher than ClariVest’s standard fee rate for its large cap growth strategy.

With respect to Eagle Growth & Income Fund, the Board noted that the Fund’s net expense ratio was lower than the average expense ratio of its Morningstar Population and Peer Group. The Board also noted that Eagle’s advisory and total management fee rates were higher than the fee rate charged to comparably-sized institutional accounts.

With respect to the Eagle International Stock Fund, the Board noted that the Fund’s net expense ratio was higher than the average expense ratio of its Morningstar Population and Peer Group. In this regard, the Board noted the Fund’s relatively small amount of assets. The Board also noted that Eagle does not manage any similar accounts, and that the subadvisory fee rate paid to ClariVest by Eagle was higher than ClariVest’s standard fee rate for its international core strategy.

51

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)

With respect to the Eagle Investment Grade Bond Fund, the Board noted that the Fund’s net expense ratio (including the contractual fee cap) was the same as than the average expense ratio of its Morningstar Population and lower than the average expense ratio of its Peer Group. The Board also noted that Eagle’s advisory and total management fee rates were higher than the fee rate charged to comparably-sized institutional accounts.

With respect to the Eagle Mid Cap Growth Fund, the Board noted that the Fund’s net expense ratio was lower than the average expense ratio of its Morningstar Population and Peer Group. The Board also noted that Eagle’s advisory and total management fee rates were lower than the fee rate charged to comparably-sized institutional accounts.

With respect to the Eagle Mid Cap Stock Fund, the Board noted that the Fund’s net expense ratio was lower than the average expense ratio of its Morningstar Population and Peer Group. The Board also noted that Eagle’s advisory and total management fee rates were lower than the fee rate charged to comparably-sized institutional accounts.

With respect to the Eagle Small Cap Growth Fund, the Board noted that the Fund’s net expense ratio was lower than the average expense ratio of its Morningstar Population and Peer Group. The Board also noted that Eagle’s advisory and total management fee rates were higher than the fee rate charged to an investment company subadvisory client but were lower than the fee charged to comparably-sized institutional accounts.

With respect to the Eagle Small Cap Stock Fund, the Board noted that the Fund’s net expense ratio was lower than the average expense ratio of its Morningstar Population and Peer Group. The Board also noted that Eagle’s advisory and total management fee rate were lower than that charged to comparably-sized institutional accounts.

With respect to the Eagle Smaller Company Fund, the Board noted that the Fund’s net expense ratio was lower than the average expense ratio of its Morningstar Population and Peer Group. The Board also noted that Eagle’s advisory and total management fee rate were lower than that charged to comparably-sized institutional accounts and investment company subadvisory clients. With respect to EBIM’s subadvisory fee rate, EBIM represented that it does not manage any other mutual fund and that certain of its clients with performance incentive fees may pay a lower base fee than the Fund.

Costs, Profitability and Economies of Scale  |  The Board evaluated Eagle’s and, to the extent available, ClariVest’s and EBIM’s costs and profitability in providing services to the Funds. The Board noted that ClariVest’s and EBIM’s costs and profitability generally are less significant to the Board’s evaluation of the fee rates and expenses paid by a Fund than Eagle’s advisory fee rate and profitability and the Fund’s overall expense ratios. The Board noted that Eagle’s profits on the services it provided to the Funds are reasonable in light of Eagle’s costs in providing services to each Fund and that Eagle manages each Fund’s assets and provides a comprehensive compliance program for each Fund.

The Board considered that the management fee rate structures for certain of the Funds provide for breakpoints, which is a reduction of the applicable fee rate as assets increase. The Board also considered that each Fund may benefit from economies of scale, and shareholders may realize such economies of scale, through: (1) reduced advisory fees achieved when a Fund’s asset size reaches breakpoints in the fee schedules instituted by Eagle; (2) increased services to a Fund; or (3) allocation of fixed fund expenses over a large asset size.

Benefits  |  In evaluating compensation, the Board considered other benefits that may be realized by Eagle, ClariVest, EBIM and their respective affiliates from their relationship with the Funds. In this connection, the Board noted, among other things, that Eagle is responsible for serving as administrator for the Funds and for oversight of the Funds’ service providers and subadvisers, and receives compensation for acting in these capacities. The Board noted that Eagle and its affiliates have entered into revenue sharing and services agreements with third parties for promotion and/or shareholder services.

The Board also recognized that Eagle Fund Distributors, Inc. (“Distributor”), a subsidiary of Eagle, serves as the principal underwriter and distributor for the Funds, and as such, receives Rule 12b-1 payments from the Funds to compensate it for providing services and distribution activities. These activities could lead to growth in the Funds’ assets and the corresponding benefits of that growth, including economies of scale and greater diversification. In addition, other affiliates of Eagle have entered into agreements with the Distributor to sell Fund shares and receive compensation from the Distributor.

EBIM also may engage in soft dollar transactions in connection with transactions on behalf of the Eagle Smaller Company Fund. In this regard, the Board considered EBIM’s process for selecting broker-dealers and for engaging in soft dollar transactions, but noted that EBIM does not currently engage in proprietary or third-party soft dollar transactions on behalf of the Eagle Smaller Company Fund. The Board also noted that ClariVest does not enter into formal soft dollar arrangements.

Conclusions  |  Based on these considerations, the Board concluded with respect to the Funds that: (1) each Fund was reasonably likely to benefit from the nature, quality and extent of Eagle’s and EBIM’s services, as applicable to the Funds; (2) each Fund’s performance was satisfactory in light of all the factors considered by the Board; (3) the fees payable under the Agreements and profits earned by Eagle, ClariVest or EBIM were reasonable in the context of all the factors considered by the Board; and (4) the current advisory fee rate structure provides each Fund’s shareholders with reasonable benefits associated with economies of scale. Based on these conclusions and other factors, the Board determined in its business judgment to renew the Agreements and to approve the Agreements between each Fund and Eagle, Eagle and ClariVest, and Eagle and EBIM.

52

Principal Risks

(UNAUDITED)

Additional Information About Principal Risk Factors

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Funds. Additionally, while the portfolio managers seek to take advantage of investment opportunities that will maximize a fund’s investment returns, there is no guarantee that such opportunities will ultimately benefit the fund. There is no assurance that the portfolio managers’ investment strategy will enable a fund to achieve its investment objective. The following table identifies the risk factors of each fund in light of their respective principal investment strategies. These risk factors are explained following the table.

Risk	Capital Appreciation Fund	Growth & Income Fund	International Stock Fund	Investment Grade Bond Fund	Mid Cap Growth Fund	Mid Cap Stock Fund	Small Cap Growth Fund	Small Cap Stock Fund	Smaller Company Fund
Call				X
Credit				X
Focused holdings		X
Foreign securities		X	X	X
Government sponsored enterprises				X
Growth stocks	X	X	X		X	X	X	X	X
High-yield securities				X
Inflation				X
Interest rates				X
Issuer and market				X
Liquidity			X	X
Market timing			X				X	X	X
Mid-cap companies	X	X			X	X	X	X	X
Mortgage- and asset-backed securities				X
Municipal securities				X
Other investments companies and ETFs			X					X	X
Portfolio turnover				X
Sectors			X		X		X
Small-cap companies					X	X	X	X	X
Stock market	X	X	X		X	X	X	X	X
Value stocks		X				X		X	X

Call  |  Call risk is the possibility that, as interest rates decline to a level that is significantly lower than the rate assigned to the fixed income security, the security may be called (redeemed) prior to maturity. A fund would lose the benefit of holding a fixed income security that is paying a rate above the current market rate and would likely have to reinvest the proceeds in other fixed income securities that have lower yields.

Credit  |  A fund could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations.

Focused holdings  |  For funds that normally hold a core portfolio of stocks of fewer companies than other more diversified funds, the increase or decrease of the value of a single stock may have a greater impact on the fund’s net asset value (“NAV”) and total return.

Foreign securities  |  Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Foreign security risk may also apply to ADRs, GDRs and EDRs. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting.

Government sponsored enterprises  |  Investments in government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. government. These obligations vary in the level of support they receive from the U.S. government. They may be: (1) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (2) supported by the right of the issuer to borrow from the

53

Principal Risks

(UNAUDITED)

U.S. Treasury, such as those of the Federal National Mortgage Association; (3) supported by the discretionary authority of the U.S. government to purchase the issuer’s obligations, such as those of the Student Loan Marketing Association; or (4) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. government may choose not to provide financial support to U.S. government sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. government.

Growth stocks  |  Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield securities  |  Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of a fund’s securities, the achievement of a fund’s objective depends more on the skills of the portfolio manager than investing only in higher-rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Inflation  |  Inflation risk is the risk that the market value of securities will decrease as higher inflation shrinks the purchasing power of any affected currencies.

Interest rates  |  Investments in investment grade and non-investment grade fixed income securities are subject to interest rate risk. The value of a fund’s fixed income investments typically will fall when interest rates rise. A fund is particularly sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. As of the date of this prospectus, interest rates are at or near historic lows, which may increase a fund’s exposure to the risks associated with rising interest rates. Yields of debt securities will fluctuate over time.

Issuer and market  |  Issuer and market risk is the risk that the prices of, and the income generated by, fixed income securities held by a fund may decline in response to certain events, such as general economic and market conditions, regional or global economic instability, interest rate fluctuations, and those events directly involving the issuers. These events may lead to periods of volatility, which may be exacerbated by changes in bond market size and structure. In addition, adverse market events may lead to increased redemptions, which could cause a fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent.

Liquidity  |  Liquidity risk is the possibility that the fund might be unable to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the fund’s liquidity. Market developments may cause the fund’s investments to become less liquid and subject to erratic price movements. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

Market timing  |  Because of specific securities a fund may invest in, it could be subject to the risk of market timing activities by fund shareholders. Some examples of these types of securities are high-yield, small-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. A fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a fund prices its shares. In such instances, a fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the NAV of a fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the manager and transfer agent of the Funds monitor trading in each fund, there is no guarantee that they can detect all market timing activities.

Mid-cap companies  |  Investments in mid-cap companies generally involve greater risks than investing in large-capitalization companies. Mid-cap companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid-cap companies can be more volatile compared to larger, more established companies, which could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in mid-cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in large-cap companies. Generally, the smaller the company size, the greater these risks.

Mortgage- and asset-backed securities  |  Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure or premature repayment of principal. The reduced value of the fund’s securities and the potential loss of principal as a result of a mortgagee’s failure to repay would have a negative impact on the fund. Premature repayment of principal would make it difficult for the fund to reinvest the prepaid principal at a time when interest rates on new mortgages are declining, thereby reducing the fund’s income.

Municipal securities  |  A municipal security’s value, interest payments or repayment of principal could be affected by economic, legislative or political changes. Municipal securities are also subject to potential volatility in the municipal market and the fund’s share price, yield and total return may fluctuate in response to municipal bond market movements. Municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, as opposed to general tax revenues, may have increased risks. Changes in a municipality’s financial health may affect its ability to make interest and principal payments when due.

Other investment companies and ETFs  |  Investments in the securities of other investment companies and exchange-traded funds (“ETFs”), (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, a fund becomes a shareholder of that investment company or ETF. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations.

As a shareholder, the fund must rely on the investment company or ETF to achieve its investment objective. If the investment company or ETF fails to achieve its investment objective, the value of the fund’s investment will decline, adversely affecting the fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund’s holdings at the most optimal time, adversely affecting the fund’s performance.

54

Principal Risks

(UNAUDITED)

Portfolio turnover  |  A fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. A fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in adverse tax consequences to investors and adversely affect performance.

Sectors  |  Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent a fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Small-cap companies  |  Investments in small-cap companies generally involve greater risks than investing in large-capitalization companies. Companies with smaller market capitalizations generally have lower volume of shares traded daily, less liquid stock and more volatile stock prices. Companies with smaller market capitalizations also tend to have a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in small-cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in mid-cap or large-cap companies. Generally, the smaller the company size, the greater these risks.

Stock market  |  The value of a fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Value stocks  |  Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

55

2014 Federal Tax Income Notice

(UNAUDITED)

For the fiscal year ended October 31, 2014 certain dividends paid by the funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003, and as extended by the Tax Relief, Unemployment Insurance Reauthorization and Job Creation Act of 2010. For each applicable fund, the table designates amounts characterized as long-term capital gains which are also subject to the 15% tax rate.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2013. All dividends paid by the Funds from net investment income are deemed to be ordinary income for federal income tax purposes. Complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

The amounts shown may differ from amounts disclosed elsewhere in this report due to differences between tax and financial reporting requirements.

	Qualified dividend income	Dividends Received Deduction	Long-term capital gains
Capital Appreciation Fund	$—	—%	$48,483,642
Growth & Income Fund	8,518,286	100.00	10,915,677
International Stock Fund	88,660	—	—
Investment Grade Bond Fund	—	—	195,015
Mid Cap Growth Fund	4,819,372	82.91	23,561,451
Mid Cap Stock Fund	1,371,262	25.28	11,791,826
Small Cap Growth Fund	—	—	49,712,316
Small Cap Stock Fund	167,197	14.70	43
Smaller Company Fund	245,723	100.00	7,186,117

56

Trustees and Officers

Name, birth year, position, term of office (a) and length of time served	Principal occupation(s) during past five years	Number of funds overseen in fund complex	Directorships of other public companies

Interested Trustee (b)
J. Cooper Abbott (1969) Trustee since 2012	Executive Vice President, Investments and Co-Chief Operating Officer of Eagle since 2009; Director of ClariVest Asset Management LLC since December 2012; Senior Vice President, Institutional Sales of Eagle 2007-2009; Director, Asset Management Services since 2005	10	N/A

Independent Trustees
Keith B. Jarrett, PhD (1948) Trustee since 2005	Managing Partner, PW1 LLC since 2013; Founder, Rockport Funding, LLC (private equity) and Ajax Partners (investment partnership) since 2003	10	Safeguard Scientific, Inc.
Lincoln Kinnicutt (1944) Trustee since 2006	Retired since 2002; Managing Director, Goldman Sachs 1997-2002	10	N/A
William J. Meurer (1943) Trustee since 2003	Private investor and financial consultant since 2000	10	Sykes Enterprises, Inc.(c); Walter Investment Mgmt. Corp.; LifeLink Foundation (private)
Liana O’Drobinak (1963) Trustee since 2014	Managing Member, Bay Consulting Partners, LLC since 2010; Board Member, Florida Prepaid College Board 2012-2014; Board Member, Health Insurance Innovations, Inc. 2/2013-10/2013	10	N/A
James L. Pappas, PhD (1943) Trustee since 1989; Chariman of the Board of Trustees since 2012	Private investor; Lykes Professor of Banking and Finance at University of South Florida 1986-2006; President, Graduate School of Banking, University of Wisconsin 1995-2005	10	Walter Investment Mgmt. Corp.
Deborah L. Talbot, PhD (1950) Trustee since 2002	Independent Consultant; Principal, Lazure Enterprises since 2013; Director, ethiKids, Inc. (child development) 2009-2011; Founder and Board Member, Creative Tampa Bay (community networking) 2003-2009; Deans’ Advisory Board, College of Arts and Sciences, University of Memphis since 2002	10	N/A

Officers (d)
Richard J. Rossi (1956) President since March 2010	President and Co-Chief Operating Officer of Eagle since 2009 and 2007, respectively; Director of ClariVest Asset Management, LLC since December 2012; Executive Vice President Eagle 2000-2009; President and Director of EFD 2005-2011; Chief Executive Officer and Director of EFD since 2011
Susan L. Walzer (1967) Principal Executive Officer since May 2011	Vice President of Fund Administration since May 2011; Chief Compliance Officer of Eagle Family of Funds and Eagle Fund Services (“EFS”) (e) 2007-2011; Director of Compliance for Eagle 2005-2007
Carolyn K. Gill (1978) Principal Financial Officer and Treasurer since May 2011	Manager of Fund Accounting and Fund Reporting for Eagle since 2005 and 2010, respectively
Daniel R. Dzibinski (1974) Chief Compliance Officer and Secretary since May 2011	Manager of Fund Compliance for Eagle since May 2011; Director of Compliance for Eagle 2007-2011

The principal address for each Trustee and Officer is P.O. Box 33022, St. Petersburg, Florida, 33733-8022.

Additional information about the Funds’ Board Members can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling the Eagle Family of Funds toll free at 1-800-421-4184 or by accessing our website at eagleasset.com.

(a) Trustees serve for life or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire no later than at the end of the meeting which occurs immediately after his or her 75th birthday. (b) Mr. Abbott is an “interested” person of the Trust as that term is defined by the 1940 Act. Mr. Abbott is affiliated with Clarivest, EFD, Eagle and RJF. (c) Sykes Enterprises, Inc. is a technical support company. (d) Officers each serve one year terms. (e) Prior to September 13, 2010, EFS served as the Funds’ transfer agent.

57

Rev. 10-31-2013

FACTS	WHAT DOES EAGLE FAMILY OF FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social security number
■ Birth date

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eagle Family of Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eagle Family of Funds share?	Can you limit this sharing?

For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes – to offer our products and services to you	No	No

For joint marketing with other financial companies	No	No

For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes – information about your creditworthiness	No	No

For our affiliates to market to you	No	No

For non-affiliates to market to you	No	No

To limit our sharing

■    Call 800-421-4184 – our menu will prompt you through your choice(s) or

■    Visit us online: eagleasset.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call 800-421-4184 or go to eagleasset.com

Who we are
Who is providing this notice?	Eagle Asset Management, Inc., Eagle Fund Services, Inc. and Eagle Family of Funds (collectively, “Eagle Family of Funds”)

What we do
How does Eagle Family of Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Eagle Fund Services collect my personal information?	We collect your personal information, for example, when you open an account or deposit money
We also collect your personal information from others, such as affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    affiliates from using your information to market to you

■    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account – unless you tell us otherwise.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

■    Raymond James & Associates, Inc., Raymond James Financial Services, Inc., Eagle Asset Management, Inc., Eagle Fund Distributors, Inc., Eagle Fund Services, Inc., Eagle Boston Investment Management, Inc. and ClariVest Asset Management LLC.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ Broker-dealers for business related matters.
Joint Marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ N/A

Go Paperless with eDelivery

eDelivery is the most convenient, economical and

environmentally-conscious way to receive information about your fund.

To enroll, please visit

eagleasset.com/eDelivery

Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Eagle at 800.421.4184 or your financial advisor for a prospectus, which contains this and other important information about the Funds. Read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of the Eagle mutual funds. If you wish to review additional information on the portfolio holdings of a fund, a complete schedule has been filed with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fund’s fiscal year end on Form N-Q. These filings are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330. A description of each fund’s proxy voting policies, procedures and information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, is available without charge, upon request, by calling the Eagle Family of Funds, toll-free at the number above, by accessing our website at eagleasset.com or by accessing the Commission’s website at www.sec.gov.

727.567.8143 | 800.421.4184

Eagle Fund Distributors, Inc., Member FINRA | Not FDIC Insured | May Lose Value | No Bank Guarantee

Item 2. Code of Ethics

As of the end of the period October 31, 2014, Eagle Growth & Income Fund (the “Trust”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to the Principal Executive Officer and Principal Financial Officer. The Trust has not made any amendments to its code of ethics during the covered period. The Trust has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Trust’s Board of Trustees (“Board”) has determined that William J. Meurer is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Meurer is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services 1

(a) Audit Fees

The aggregate fees billed by the Trust’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”) for professional services rendered in connection with the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $35,000 for the fiscal period ended October 31, 2013, and $33,000 for the fiscal period ended October 31, 2014.

(b) Audit-Related Fees

There were no aggregate fees PwC billed to the Trust for assurance and other services which are reasonably related to the performance of the Trust’s audit and are not reported under Item 4(a) for the fiscal periods ended October 31, 2013, and October 31, 2014. The aggregate fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for assurance and other services directly related to the operations and financial reporting of the Trust were $0.00 for the fiscal period ended October 31, 2013, and $0.00 for the fiscal period ended October 31, 2014.

(c) Tax Fees

The aggregate tax fees PwC billed to the Trust for tax compliance, tax advice, and tax planning services were $6,000 for the fiscal period ended October 31, 2013, and $6,000 for the fiscal period ended October 31, 2014. There were no aggregate tax fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for services directly related to the operations and financial reporting of the Trust for the fiscal periods ended October 31, 2013, and October 31, 2014.

[1]	All accountant fees and services amounts are rounded to the nearest whole thousand.

(d) All Other Fees

For each of the fiscal periods ended October 31, 2013, and October 31, 2014 the Trust paid PwC no other fees. There were no aggregate fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for any other services directly related to the operations and financial reporting of the Trust for the fiscal periods ended October 31, 2013, and October 31, 2014.

(e) The Trust’s Audit Committee Charter provides that the Audit Committee (comprised of the Independent Trustees of the Trust) is responsible for pre-approval of all auditing services performed for the Trust. The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimis exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder and not expecting to exceed $5,000) of all non-auditing services performed for the Trust or for any service affiliate of the Trust. The Trust’s Audit Committee Charter also permits a designated member of the Audit Committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the Audit Committee at the next meeting of the Audit Committee. The Trust’s Audit Committee pre-approved all fees described above which PwC billed to the Trust.

(f) Less than 50% of the hours billed by PwC for auditing services to the Trust for the fiscal period ended October 31, 2014, were for work performed by persons other than full-time, permanent employees of PwC.

(g) There were no aggregate non-audit fees billed by PwC to the Trust and to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for the fiscal periods ended October 31, 2013, and October 31, 2014.

(h) The Trust’s Audit Committee has considered the non-audit services provided to the Trust and the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable to the Trust.

Item 6. Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Trust.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the Trust.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Trust.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the Trust’s Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Board, since the Trust last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of the Trust have concluded that such disclosure controls and procedures are effective as of December 18, 2014.

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) of the Trust that occurred during the second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to the Trust.

(b) The certification required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE GROWTH & INCOME FUND
Date: December 18, 2014
/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Trust and in the capacities and on the dates indicated.

EAGLE GROWTH & INCOME FUND

Date: December 18, 2014	/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Date: December 18, 2014	/s/ Carolyn Gill
Carolyn Gill
Principal Financial Officer